AGREEMENT FOR PURCHASE AND SALE
THIS AGREEMENT FOR PURCHASE AND SALE (this "Contract") is made and entered into by and between ALICO-AGRI, LTD., a Florida limited partnership ("Seller"), and GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership, as successor by name change to Ginn LA-Naples, LLLP ("Buyer"), as of the last date that both parties have fully executed this Contract (the "Effective Date").
BACKGROUND
WHEREAS, Seller and Buyer entered into that certain Third Amended and Restated Agreement for Purchase and Sale dated 8/29, 2003 (the "Primary Contract"), for the purchase and sale of certain property more particularly described therein and upon the terms and conditions contained therein; and
WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, a parcel of land containing approximately nine hundred (900) acres located adjacent to the property being purchased by Buyer pursuant to the Primary Contract, and desires to coordinate such purchase with Buyer’s purchase of property under the Primary Contract, all on terms more particularly set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable considerations, the receipt and sufficiency of which are hereby mutually acknowledged, Seller and Buyer agree as follows:
ARTICLE I
THE PROPERTY
1.1 PROPERTY DESCRIPTION. In accordance with the terms and provisions of this Contract, Seller agrees to sell and convey to Buyer, and Buyer agrees to purchase from Seller, all of the property, both real and personal, located in Lee County, State of Florida, more particularly described as follows (hereinafter, all property and items listed in Subsections 1.1(a) through 1.1(e), inclusive, are collectively referred to as the "Property"):
(a) (i) Those certain tracts of real property together with all rights, privileges, tenements, hereditaments and appurtenances pertaining thereto (the "Land") comprised of those parcels of land containing an aggregate of approximately 900 acres, located in Sections 11, 12 and 13, as more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference; and the Land shall also be deemed to include all interest, if any, of Seller in (1) strips or gores, if any, between the Land and abutting properties, (ii) any land lying in or under the bed of any street, alley, road or right-of-way, opened or proposed, abutting or adjacent to the specifically described Land; and (iii) all buildings, structures and other improvements, if any, including, without limitation, all fixtures and landscaping, if any, now or hereafter situated upon the Land, with the exception of any improvements expressly permitted to be removed from the Land pursuant to the terms of the Rinker Termination Agreement (defined below). The exact acreage of the Land shall be determined prior to Closing and shall be as set forth on the latest version of the survey of the Land obtained by Purchaser in accordance with this Contract prior to Closing;
(b) All of Seller’s right, title and interest in and to any site plans, surveys, soil and substrata studies, plans and specifications, engineering plans and studies and other plans, diagrams or studies of any kind, if any, which relate specifically to the Land or the Property;
(c) Any marketing materials, sales brochures, and other promotional papers, documents and flyers, architectural drawings, plans and sketches, if any, used by Seller or useful to Buyer in connection with Seller’s present and planned uses of the Land;
(d) Any pre-paid impact fees, including without limitation those for roads, emergency medical services, transportation, libraries, sanitary and storm sewers, drainage, water, and parks; all utility and other deposits, including without limitation, any earnest money deposits, licenses, building and other permits, plans, specifications, appraisals, studies, surveys, warranties, certificates of occupancy and contract rights (including all rights under construction related contracts and/or bonds), if any, pertaining to ownership and/or operation of the Property; and
(e) All other privileges, easements, rights-of-way, riparian, littoral and water rights, and all other rights, privileges and appurtenances, if any, owned by Seller and specifically relating to, pertaining to or accruing to the benefit of the Property.
1.2 PROPERTY DIVISIONS. The Property shall be purchased by Buyer in its entirety at one closing, according to this Section 1.2 and elsewhere in the Contract, conditioned, however, upon satisfaction of the conditions set forth in the Contract.

  1.3 DETERMINATION OF EXACT ACREAGE. The exact number of acres comprising the Land shall be as set forth on the last revision of the boundary survey of the Land obtained by Buyer prior to Closing (the "Survey"). The Survey shall be performed by a registered land surveyor of the State of Florida and shall have the acreage of the Land computed on the basis of the Survey by acceptable standards of the Florida Association of Registered Land Surveyors to the nearest one-hundredths of an acre. The legal description of the Property contained in the Deed to be delivered by Seller to Buyer in accordance with the terms hereof shall be the same as shown on the Survey.

ARTICLE II
PURCHASE PRICE
2.1 PURCHASE PRICE. The purchase price for the Property shall be Seventy Five Million Five Hundred Thousand Nine Hundred Eighty Five and no/100 Dollars ($75,500,985.00)(the "Purchase Price").

2.2 METHOD OF PAYMENT: The Purchase Price shall be paid by Buyer to Seller in the following manner: Within three (3) business days of the date of this Contract, Buyer shall deposit into escrow the sum of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) (hereinafter called the "Deposit") with THE HENDRY LAW FIRM, P.A., 2242 Main Street, Fort Myers, Florida 33901 ("Escrow Agent") and the Deposit shall be held by Escrow Agent in accordance with the terms of this Contract. At the Closing of the Property, the Deposit and all accrued interest (if any) shall be credited for the account of Buyer toward the Purchase Price of the Property. This Contract shall serve as the escrow agreement and constitutes instructions binding upon Escrow Agent and Buyer and Seller, subject only to mutually agreed upon supplemental instructions executed by both Buyer and Seller in writing. At the Closing for the Property, as defined in Section 5.1, Buyer shall pay to Seller the Purchase Price as follows:

(a) At Closing, Buyer shall make a cash payment in an amount not less than ten percent (10%) of the Purchase Price for all of the Property to be purchased by Buyer under this Contract. The cash payment made at Closing shall be reduced by the Deposit, and shall be payable by cashier's check or wire transfer, pursuant to instructions provided to Buyer prior to Closing; and

(b) the balance of the Purchase Price, as adjusted by the Closing prorations described in this Contract, shall be payable to Seller at Closing by execution and delivery by Buyer to Seller of an exculpated Purchase Money Note ("Purchase Money Note") in the principal amount of the balance of the Purchase Price which is not paid in cash at Closing.

2.2.1 Purchase Money Note. The Purchase Money Note, which shall be in the form attached hereto as Exhibit "B" and incorporated herein by this reference, (i) shall provide for interest to accrue on the unpaid balance of the Purchase Price at the rates determined as follows:

a) Years 1-4 of the term of the Purchase Money Note - The interest rate shall be Two and One-Half percent (2.5%), compounded annually.

and (ii) shall require minimum annual payments in an amount equal to one-fourth (1/4) of the total principal amount of the Purchase Money Note ("Minimum Annual Principal Payment"), plus accrued interest only with respect to the principal actually paid in such year (regardless of the total amount of interest accrued under the Purchase Money Note during such year), and Buyer will receive credit for earlier principal payments against the required annual payments, and (iii) shall be due and payable in full four (4) years from the date of Closing, and (iv) shall provide that all amounts due under the Purchase Money Note may be prepaid in whole or in part at any time without premium or penalty.

2.2.2 Purchase Money Mortgage. The Purchase Money Note shall be secured by an exculpated first in priority lien Purchase Money Mortgage ("Purchase Money Mortgage"), which shall be in the form attached hereto as Exhibit "C" and incorporated herein by this reference, from Buyer to Seller which Purchase Money Mortgage shall encumber all of the Property, with the exception of only the Released Lots or Acreage (hereinafter defined). The Purchase Money Mortgage shall contain a provision wherein Buyer collaterally assigns, but only if and to the extent assignable, to Seller all rights and/or entitlements appurtenant to the Property arising from any development permits or approvals obtained by Buyer in connection the Property, which assignment would permit Seller to obtain the benefits of the rights and/or entitlements arising in connection with any such permits and/or approvals obtained by Buyer in connection with the Property in the event of the occurrence of certain uncured defaults of Buyer under the Purchase Money Mortgage, as more particularly set forth in the Purchase Money Mortgage. The Purchase Money Mortgage shall also contain a provision whereby Buyer is required to provide written evidence to Seller, no later than December 31st of each year until the year in which all sums required to be paid by Buyer to Seller under the Purchase Money Note have been paid in full, that all real property ad valorem taxes due and payable in such calendar year with respect to the portions of the Property encumbered by the Purchase Money Mortgage in such calendar year, have been paid in full. Additionally, the Purchase Money Mortgage shall require Buyer, at all times during which the Purchase Money Mortgage is in effect, to maintain in effect commercial general liability insurance coverage for the portions of the Property encumbered by the Purchase Money Mortgage at any given time, with minimum coverage amounts of Ten Million and No/100 Dollars ($10,000,000.00), which policy names Buyer as the primary insured and names Seller as an additional insured. Buyer shall be responsible for the payment of any and all documentary stamps and intangible taxes required to be paid in connection with the recording of the Purchase Money Mortgage in the official records of Lee County, Florida. The Purchase Money Mortgage shall provide, without limitation, the following:

2.2.2.1 Property Subdivision Plat. At or prior to Closing, Buyer shall be required to obtain a subdivision plat of the entire Property sufficient for recording in the official records of Lee County, Florida (the "Property Subdivision Plat"), which subdivides the Property into legal lots and/or parcels for development substantially in accordance with the Approved Site Plan (hereinafter defined). To the extent requested by Buyer and/or required by applicable governmental authorities, Seller shall be required to join in (whether prior to or after Closing) the filing of the Property Subdivision Plat and other subdivision plats of any portion of the Property desired to be obtained by Buyer and execute all documents (whether prior to or after Closing) requested by Buyer in connection with the Property Subdivision Plat and such other subdivision plats. The obligation of Seller to join in any subdivision plats and execute documents in connection therewith shall survive the Closing. The Property Subdivision Plat shall identify (i) all parcels contained within the Property intended for residential development (all land parcels designated for such development shall be referred to as "Developable Land"), and the location and acreage of any parcel of Developable Land, which Developable Land may be further subdivided by Buyer in Buyer’s discretion after the Closing subject to and in accordance with the Approved Site Plan, and (ii) the location and acreage of portions of the Property to the extent shown on the Approved Site Plan to be designated for use as, or on which will be constructed, a golf course or golf courses, roads, utilities, rights-of-way, lakes and/or other infrastructure improvements, common improvements or facilities (i.e., improvements or facilities which are for the common use and benefit of more than one lot or unit) for the benefit of and/or necessary or required by Buyer’s development, the public, any homeowner’s association or any community development district, all as contemplated by the Approved Site Plan (the golf courses and other infrastructure improvements and common facilities shall be hereinafter collectively referred to as the "Approved Common Infrastructure Improvements").

2.2.2.2 Covenants, Conditions and Restrictions. At the time of Closing, Buyer shall have prepared in a form sufficient for recordation in the official records of Lee County, Florida, a Declaration of Covenants, Conditions and Restrictions ("CCRs") which shall require the development of the Property in accordance with the uses for the various portions of the Property shown on the Property Subdivision Plat. Prior to Closing, Seller shall have the right to review and approve Buyer’s proposed form of CCRs, which approval by Seller shall not be unreasonably withheld, conditioned or delayed. Buyer shall be the "Declarant" under the CCRs retaining all rights to control the development of the Property, including without limitation the Approved Common Infrastructure Improvements. Buyer agrees that, until such time as the Purchase Money Mortgage is satisfied and released, Buyer shall not transfer or assign its rights and obligations as the "Declarant" under the CCRs except to an affiliate of Buyer. The Purchase Money Mortgage shall provide that the lien of the Purchase Money Mortgage is subordinate to the CCRs. The Purchase Money Mortgage shall also contain a provision whereby Buyer collaterally assigns to Seller the Buyer’s rights as the "Declarant" under the CCRs, which collateral assignment would permit Seller to exercise the rights of Buyer as the "Declarant" under the CCRs in the event of the occurrence of certain uncured defaults of Buyer under the Purchase Money, as more particularly set forth in the Purchase Money Mortgage.

2.2.2.3 Community Development Districts. The Purchase Money Mortgage shall provide, subject to the other terms set forth herein, that Seller shall consent, and agree to make subordinate the lien of the Purchase Money Mortgage, to financing provided through one or more community development districts ("CDD") established under Florida law in respect to the development of the Property and any and all assessment liens that shall secure bonds issued by any such CDD, for the construction of (i) any Approved Common Infrastructure Improvements, (ii) other off-site improvements required by any governmental authority or otherwise to be constructed by Buyer in connection with Buyer’s rezoning of the Property, or in connection with any permits or approvals required for the development of the Property, (iii) improvements made in connection with obligations placed on Buyer pursuant to this Contract, and (iv) improvements made in connection with and/or pursuant to the Foundation Agreement (hereinafter defined). The Purchase Money Mortgage shall provide that Seller shall be required to provide its written consent, as evidenced by Seller’s signature on any documentation reasonably required to be executed by Seller in order to effectuate such consent and subordination, to any issuance of bonds through any CDD and to the subordination of the lien of the Purchase Money Mortgage to such financing and any and all assessment liens that secure bonds issued by any such CDD, provided that (a) such CDD is formed in accordance with, and subject to the provisions of, the laws of the State of Florida, and (b) that the funds raised by the issuance of the bonds shall be used to pay for improvements contemplated by the Approved Site Plan (as such plan may be amended in accordance with the terms of this Contract) or made pursuant to romanettes (i), (ii), (iii) or (iv) of the preceding sentence, provided in no event shall any of the proceeds of the bonds issued by any CDD be used to pay salaries of any employees of any CDD, and (c) in no event shall the maximum dollar amount of assessment liens for bonds outstanding with respect to any single CDD encumbering any portion of the Property which is also encumbered by the Purchase Money Mortgage at the same time exceed the amount of Fifty Million and no/100 ($50,000,000.00), and (d) at any given time, the number of acres encumbered by the Purchase Money Mortgage that are at the same time encumbered by assessment liens for bonds issued by any CDD shall not exceed ____________ [ACTUAL NUMBER TO BE FILLED IN AT CLOSING, WHICH NUMBER WILL BE EQUAL TO THE NUMBER OF ACRES COMPRISING 25% OF THE TOTAL NUMBER OF ACRES CONTAINED WITHIN THE PROPERTY] acres. Seller, upon request, and only for as long as the Purchase Money Mortgage remains outstanding to secure the payment of sums due under the Purchaser Money Note, or earlier period of time as may be allowed under Florida law, may require Buyer to appoint to the Board of Directors of any CDD established in connection with any portion of the Property, as many board members elected by Seller as are required for Seller to have control over any such Boards of Directors. The Purchase Money Mortgage shall also contain a provision wherein Buyer collaterally assigns to Seller all rights and/or entitlements appurtenant to the Property arising from any CDD applicable to the Property, which assignment would permit Seller to obtain the benefits of such CDD rights and/or entitlements in the event of the occurrence of certain uncured defaults of Buyer under the Purchase Money Mortgage, as more particularly set forth in the Purchase Money Mortgage.

2.2.2.4 Release at Closing of Portions of the Property from the lien of the Purchase Money Mortgage. At the time of Closing, Buyer may designate, either by specification of particular lots or units shown on a subdivision plat approved by Lee County or of particular acreage shown on the Property Subdivision Plat, those portions of the Developable Land and land to be utilized for Approved Common Infrastructure Improvements which will not be encumbered by the lien of the Purchase Money Mortgage after Closing (the "Released Lots or Acreage"); provided, however, that (i) the value of the Developable Land which will not be encumbered by the lien of the Purchase Money Mortgage after Closing, as determined in accordance with the procedure set forth in Section 2.2.2.5 below, may not exceed the initial cash portion of the Purchase Price paid by Buyer at Closing, and (ii) with respect to the land to be used for Approved Common Infrastructure Improvements which will not be subject to the lien of the Purchase Money Mortgage after Closing, all of the Project Infrastructure Release Conditions (hereinafter defined) have been met. The Purchase Money Mortgage shall additionally provide that, upon request from time to time by Buyer, property subject to the Purchase Money Mortgage may be released as hereinafter provided (all such property being so released shall hereinafter sometimes be referred to as the "Released Property").

2.2.2.5 Release after Closing of Developable Land from the lien of the Purchase Money Mortgage. The Purchase Money Mortgage shall provide that Buyer may elect after Closing, at any time prior to payment of the Purchase Money Note in full, by means of a written request delivered to Seller (each and every such request being a "Release Request"), which Release Request requests the release from the lien of the Purchase Money Mortgage of either particular lots or units specified by Buyer as shown on a subdivision plat approved by Lee County or particular acreage specified by Buyer as shown on the Property Subdivision Plat, and is accompanied by a payment to Seller of the "Release Payment" (as determined in accordance with the procedure set forth below) for such lots/units or acreage which the Buyer desires to be released as specified in any such Release Request. Upon submission to Seller of any such Release Request and the applicable Release Payment, Seller shall execute a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of the Purchase Money Mortgage the lots/units or acreage identified by Buyer in such Release Request.

The Release Payment for the lots/units or acreage requested to be released from the lien of the Purchase Money Mortgage pursuant to any particular Release Request shall be determined as follows: (i) if the Release Request specifies lots/units to be released, then the Release Payment applicable to such Release Request shall be calculated by multiplying the Per Lot Release Price (hereinafter defined) by the number of lots or units requested to be released in the applicable Release Request, or (ii) if the Release Request specifies acreage to be released, then the Release Payment applicable to such Release Request shall be calculated by multiplying the Per Lot Release Price by the number of lots/units approved by the applicable governmental authority for development contained within the acreage to be released as shown on the Property Subdivision Plat or the Approved Site Plan. The "Per Lot Release Price" shall be equal to (i) the sum of the aggregate cash Purchase Price due under this Contract if all of such Purchase Price were paid in cash at the Closing, divided by (ii) the total number of approved lots shown on the Approved Site Plan for residential development, multiplied by (iii) 110%. By way of example, if the total Purchase Price for the Property is $75,500,985.00, and the aggregate number of lots or units on the Approved Site Plan for residential development was 919, the price per lot would be $82,155.59 ($75,500,985.00 divided by 919) and the Per Lot Release Price would be $90,371.15 (110% of the price per lot).

2.2.2.6 Release after Closing of land to be used for Approved Common Infrastructure Improvements from the Lien of the Purchase Money Mortgage. The Purchase Money Mortgage shall provide that Buyer may elect after Closing, at any time and from time to time prior to payment of the Purchase Money Note in full, upon satisfaction by Buyer of the Project Infrastructure Release Conditions (hereinafter defined), to obtain a release from the lien of the Purchase Money Mortgage, without the necessity of any payment being made under the Purchase Money Note, of any portion of the Property shown on the Property Subdivision Plat and/or the Approved Site Plan to be used for the development of Approved Common Infrastructure Improvements. Should Buyer at any time desire to have released any portion of the Property for the purpose of using such portions of the Property for Approved Common Infrastructure Improvements, Buyer shall deliver a written request to Seller (each and every such request being a "Project Infrastructure Release Request") wherein Buyer shall specify the acreage to be released and the use for such acreage, which request shall be accompanied by evidence, or state the date on which such evidence is estimated to be available, that all of the following conditions (" Project Infrastructure Release Conditions") have been satisfied by Buyer: (i) Buyer shall not be in default under the Purchase Money Mortgage beyond any applicable grace or cure period at the time of any requested release; (ii) Buyer has entered into a construction contract with an unaffiliated contractor for the construction of the particular improvements that qualify as Approved Common Infrastructure Improvements on the land requested by Buyer to be released, which construction contract shall only include the particular Approved Common Infrastructure Improvements to be constructed on the land to be released, and (iii) the land to be released shall only include the land necessary for construction of the Approved Common Infrastructure Improvements which are the subject of the construction contract, (iv) Buyer shall have obtained a surety payment and performance bond for the work subject to the construction contract in the amount of 100% of the construction contract price, (v) Buyer shall have obtained all development and/or building permits necessary for construction of the Approved Common Infrastructure Improvements which are the subject of the construction contract, (vi) at the time of such release, Buyer shall assign to Seller as additional and collateral security Buyer's rights under the construction contract and the surety bonds (such collateral security agreements shall allow Buyer to exercise all rights thereunder as the owner so long as Buyer is not in default under the Purchase Money Mortgage beyond any applicable grace or cure period) and (vii) in respect to any land to be released for a Golf Course to be constructed in accordance with the Approved Site Plan, then also, the Golf Course shall be made subject to a declaration of covenants, conditions and restrictions, that cannot be amended without the consent of Seller that (a) restricts the use of the Golf Course land being released to only a golf course and (b) provides for play on the golf course when it is completed by all owners of lots and/or units in the land remaining encumbered by the Purchase Money Mortgage, and allows such owners to purchase memberships in the applicable golf club, on the same basis as the owners of lots and/or units in the Property that has been released from the Purchase Money Mortgage. Upon the submission by Buyer to Seller of any Project Infrastructure Release Request with evidence appropriate to show satisfaction of the above conditions, Seller shall execute a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of the Purchase Money Mortgage the portion of the Property which is the subject of the Project Infrastructure Release Request.

2.2.2.7 Credit of Release Payments to amounts due under the Purchase Money Note. Buyer shall be required, at the time specified in the Purchase Money Note, to make the required Minimum Annual Principal Payment due under the Purchase Money Note for every year of the term of the Purchase Money Note. All sums paid by Buyer in any given year for the release of lots or acreage, in accordance with any Release Request or otherwise, shall be credited towards the Minimum Annual Principal Payment due under the Purchase Money Note for such year (or if applicable, the following year or years until the credit is exhausted), thus thereby reducing the balance of the Minimum Annual Principal Payment due in such year by the amount so paid. In the event that Buyer does not make a Release Request in any given year or the Release Request(s) made by Buyer in any given year do not result in a payment to Seller of the total amount of the Minimum Annual Principal Payment due for such year, then Buyer may specify to Seller, at the time Buyer makes such year’s Minimum Annual Principal Payment, the lots or acreage desired and identified by Buyer by reference to the Property Subdivision Plat to be released by Seller from the lien of the Purchase Money Mortgage, the value of which lots or acreage shall not exceed the Minimum Annual Principal Payment. Upon delivery of any such Release Request and payment by Buyer to Seller of any Minimum Annual Principal Payment, Seller shall deliver a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of the Purchase Money Mortgage the lots or acreage so requested by Buyer to be released. If at any time during the term of the Purchase Money Note, Buyer makes any payments of principal thereunder but does not desire any particular release at the time of such payment, then Seller shall acknowledge such payment by Buyer and at any time thereafter, Buyer shall be entitled to submit a Release Request to Seller requesting release of lots or acreage with a value not in excess of the amount of Buyer’s credit balance under the Purchase Money Note, and upon submission of such Release Request to Seller (and without the need for any Release Payment), Seller shall deliver a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of the Purchase Money Mortgage the lots or acreage identified by Buyer by reference to the Property Subdivision Plat requested by requested by Buyer to be released.

2.2.2.8 Easements For Landlocked Land. Notwithstanding any provision herein to the contrary, in the event any release of property requested by Buyer would result in any of the Property remaining encumbered by the Purchase Money Mortgage being landlocked without access to publicly dedicated roads and/or utility systems, then as a condition to such release, Buyer shall grant and/or Seller shall retain, as appurtenant easements to such remaining property encumbered by the Purchase Money Mortgage, easements in form and content reasonably necessary over the Released Property sufficient to allow Seller access to public roads and/or utility systems. Such easements to the extent practical shall conform to the development of the Property contemplated by the Approved Site Plan.
2.3 EXISTING MORTGAGES. If any mortgage(s) or other encumbrance(s) presently encumber(s) the Property, Seller shall be required to satisfy or release any such mortgage(s) prior to Closing for the Property. Seller represents and warrants that none of such mortgages and/or encumbrances affecting the Property contain any provision which would prohibit the satisfaction or release of the same at Closing.

2.4 RINKER MINING LEASE. Certain portions of the Property and, if applicable, the land to be conveyed to Buyer pursuant to the Foundation Agreement (hereinafter defined), (such land to be conveyed to Buyer pursuant to the Foundation Agreement shall be hereinafter referred to as the "Foundation Land") are encumbered by certain mineral leases (collectively "Rinker Mining Lease") to Rinker Materials Corporation ("Rinker"). Notwithstanding anything contained in this Contract to the contrary, Seller and Buyer agree that Buyer’s obligations to close the purchase of the Property pursuant to this Contract are contingent upon the Rinker Mining Lease being amended, in a written agreement (which agreement shall be hereinafter referred to as the "Rinker Termination Agreement"), a memorandum of which agreement shall be signed by all parties thereto and recorded in the official records of Lee County, Florida, between Seller and Rinker on terms satisfactory to Buyer providing, at a minimum, (i) a termination of the Rinker Mining Lease upon a schedule acceptable to Buyer; (ii) that the remaining mining operations on the Property and the Foundation Land are to be conducted pursuant to Buyer’s plan and approval, such that the remaining operations of Rinker do not interfere with Buyer’s development of the Property or the Foundation Land; (iii) clean up and remediation of the Property and the Foundation Land, and removal of all mining equipment and mining residuals (including restoring required buffers and littoral zones) by Rinker in accordance with all laws and any reasonable requirements of Buyer; (iv) protection of Buyer for future obligations in connection with the completion of the mining restriction of the Property and the Foundation Land, and for any violation of laws or permits (including wetlands) during the term of the Rinker Mining Lease; and (v) payment of a termination fee to Rinker in an amount and on a schedule approved by Buyer and Seller. Buyer and Seller agree that Seller shall reimburse Buyer for all amounts paid by Buyer to Rinker under the Rinker Termination Agreement or otherwise in connection with the Rinker Mining Lease in the event that the transaction fails to close due to a default of Seller under the Contract, or due to a failure of any of Buyer’s conditions to close set forth in this Contract, which failure results in Buyer exercising its right to terminate the Contract, or as otherwise specified in this Contract.
ARTICLE III
TITLE, SURVEY & FEASIBILITY
3.1 TITLE COMMITMENT. At Closing, Seller shall pay the cost of any title searches performed on the Property to be purchased pursuant to Section 1.2 and the owner’s title insurance premium at the minimum rate promulgated by the insurance commissioner of the State of Florida for issuance of an owner’s title insurance policy to be issued as described below. Seller shall cause to be delivered to Buyer a current owner’s title insurance commitment for the entire Property issued by Chicago Title Insurance Company through or in conjunction with The Hendry Law Firm, P.A. (the "Title Company") within thirty (30) days after the Effective Date of this Contract, and an additional title insurance commitment issued by the Title Company shall be delivered to Buyer at least forty-five (45) days prior to the Closing of the Property (the initial title insurance commitment and each subsequent commitment are hereinafter collectively and singularly referred to for convenience as the "Commitment"). Each Commitment shall (i) have appended thereto legible true copies of any and all documents referenced as exceptions to title in Schedule B-2 thereof ("Exception Documents"), (ii) show and evidence that title to the Property (and the property over which easements are to be conveyed, if applicable) is currently in the name of Seller, and (iii) show and evidence that legal means of ingress to and from a public right-of-way exists, and that title is good, marketable and insurable, subject only to the Permitted Exceptions (as hereinafter defined).
3.2 PERMITTED EXCEPTIONS. The Property and easements shall be sold, and good and marketable title shall be conveyed, subject to the following described matters (the "Permitted Exceptions"):
(a) Real estate taxes and assessments for the year of closing and subsequent years, for which a bill has not been rendered as of the Closing Date (as described in Section 5.1); and
(b) Any title encumbrances or exceptions, which are set forth in the Commitment (or subsequent commitment), or in the survey described in Section 3.3 of this Contract, to which Buyer does not object within the respective applicable review period.
  (c) Zoning, land use plans, restrictions and ordinances imposed by government authority.
3.3 SURVEY. Seller shall deliver to Buyer, within ten (10) days of the date of this Contract, a boundary survey of the Property, and all improvements located thereon (if any), at Seller’s cost, prepared by Wilson Miller, Inc., certified to Buyer, its Attorney, the Title Company, and to any lending institution Buyer may designate. Thereafter, Buyer, at its own expense, may obtain additional survey(s) of the Property or any portion thereof, and all improvements situated thereon (if any).
3.4 OBJECTIONS TO TITLE. If, as to the Property and any easements to be conveyed, any Commitment or Survey (or any subsequent commitment or survey) requested or received by Buyer after the date of this Contract shall reflect that Seller’s title is subject to matters or conditions that exist on the Property, and such matters are not acceptable to Buyer in Buyer’s sole discretion, and Buyer shall notify Seller of Buyer’s objections to the same in writing within thirty (30) days from Buyer’s receipt of the Commitment (or subsequent commitment or survey) and the Exception Documents for same (hereinafter said time period is referred to as the "Review Period"), time being of the essence, the same shall be treated as defect(s) in title. Unless Buyer delivers written notice to Seller of Buyer’s objections to title and survey matters within said Review Period, time being of the essence, it shall be conclusively deemed that Buyer has accepted title to the Property in its then existing condition. Seller shall have ten (10) days from and after receipt of Buyer’s objections to notify Buyer whether or not Seller intends to cure any matters timely raised as objections. In the event that Seller notifies Buyer that it elects not to cure any matters timely raised by Buyer as objections, then Buyer shall have the option of either: (i) closing on the Property in accordance with the terms and provisions hereof and accepting title in its then existing condition; or (ii) at Buyer’s election by notice to Seller within fifteen (15) days from and after the date on which Buyer receives Seller’s notice regarding actions that Seller will and/or will not take with respect to curing Buyer’s objections, the Contract may be terminated by Buyer, and Seller and Buyer shall be released from any and all obligations and liabilities arising under or out of this Contract whatsoever, and Seller shall reimburse Buyer for all amounts paid by Buyer to Rinker pursuant to the Rinker Termination Agreement or otherwise in connection with the Rinker Mining Lease. In the event that Seller fails, within the aforesaid ten (10) day period, to notify Buyer as to whether or not it will cure matters timely raised by Buyer as objections, then Seller shall be deemed to have elected to cure all matters objected to by Buyer. If Seller elects in writing to cure the same or is deemed to have elected to cure same, Seller shall have sixty (60) days from and after receipt of Buyer’s objections to cure any matters objected to and Seller agrees that Seller shall use due diligence in curing any such matters. For purposes of this Contract, a matter objected to shall be deemed cured if the Title Company is induced to remove the matter objected to from the Title Commitment such that it no longer appears as an exception thereon. If the Seller does not cure the matters objected to within said sixty (60) day period, Buyer shall have the option of either: (i) closing on the Property in accordance with the terms and provisions hereof and accepting title in its then existing condition; or (ii) at Buyer’s election by notice to Seller, the Contract may be terminated and Seller and Buyer shall be released from any and all obligations and liabilities arising under or out of this Contract whatsoever and (a) Seller shall reimburse Buyer for all amounts paid by Buyer to Rinker pursuant to the Rinker Termination Agreement or otherwise in connection with the Rinker Mining Lease, and (b) Seller shall be in default hereunder due to its failure to cure items which Seller elected to cure, or was deemed to have elected to cure, and Buyer shall have Buyer's rights and remedies under Article IX hereof. If Buyer shall fail to terminate the transaction then contemplated by this Contract by giving notice of the same to Seller within fifteen (15) days from and after the expiration of said sixty (60) day period, time being of the essence, then it shall be deemed that Buyer has accepted title in its then existing condition and Buyer shall proceed to close such transaction in accordance with the terms and conditions hereof.
3.5 FEASIBILITY. Seller agrees to cooperate fully with Buyer in order that Buyer may obtain copies of all documents pertaining to the Property and the development thereof, including, but not limited to, plats, site plans, surveys, permits, licenses, approvals, proof of payment of road impact fees, condominium documents, developer agreements (whether recorded or not), and any other such instruments, papers and documents in Seller’s possession or of which the Seller has knowledge, and Seller shall provide Buyer with access to review and copy all such documents within fifteen (15) days of Buyer’s request therefor.
3.6 DOCUMENTATION. Within fifteen (15) days of Buyer’s request, Seller shall either furnish to Buyer or make available for copying by Buyer, legible, accurate and complete copies of such of the following as may be in Seller’s possession or control together with a written representation to Buyer that all documentation required below has been supplied and specifying the date of receipt of the same by Buyer:
(a) Copies of all current promotional, sales and marketing materials, architectural drawings, site plans, surveys, soil and substrata studies, engineering plans and studies, other plans, drawings and sketches, rental agreements, leases or other contracts and/or commitments, including reservation agreements, escrow deposit agreements, if any, in Seller’s possession and specifically relating to the Property or occupancy of any portion of the Property;
(b) List of water, gas, telephone, cable television, electric, and other utility companies servicing the Property;
(c) All restrictive covenants, homeowners association documents, sewer or wastewater association documents, and plats, whether recorded or unrecorded and whether draft or final;
(d) Ad valorem tax statements for 2000, 2001, 2002 and 2003 from all taxing authorities having jurisdiction over the Property;
(e) Copies of all development orders, county resolutions, ordinances, and other agreements or commitments relating to the Property with public or private authorities relating to zoning, land use, or developments of regional impact, all reports, petitions, and studies, unused or otherwise, related thereto, or provided to any governmental instrumentality, if any; and
(f) All other documents pertaining to the Property, including, but not limited to, leases, permits, approvals, proof of payment of impact fees, condominium documents and developer agreements, if any.

ARTICLE IV
CONDITIONS
4.1 CONDITIONS PRECEDENT TO PURCHASER’S OBLIGATION TO CLOSE. Buyer’s obligation to consummate the transaction contemplated hereunder is conditioned upon satisfaction of each of the following conditions at or prior to Closing (or such earlier date as is specified with respect to a particular condition):
  (a) None of the representations and warranties of Seller set forth in Article VI hereof shall be untrue or inaccurate in any material respect;
  (b) Seller shall not have failed to perform or comply with any of its agreements or obligations in the manner and within the periods provided herein;
  (c) Buyer shall not have given written notice rightfully terminating this Contract within the appropriate periods of time specified for the same;
  (d) No later than the Closing Date and only if required (as determined by Buyer’s judgment) in order for Buyer to develop the Property in accordance with the Approved Site Plan, Seller’s obtaining, at Seller’s expense and on terms and conditions acceptable to Buyer, a final amendment to the land use plan for the Property to include the Property within the University Village Land Use Area and to remove the DRGR restrictions from the Property (by way of final approval by Lee County of an Amendment to the Comprehensive Land Plan for Lee County (the "CPA") with all applicable appeal periods having expired and with no appeals being filed);
  (e) No later than Closing Date, Seller shall obtain the final unconditional approval by Lee County, Florida of a Development of Regional Impact ("DRI"), with terms and conditions approved by Buyer, governing the Property in which Lee County approves development of the Property with the following improvements: (i) an approximately 900 acre residential tract with not less than 919 residential units, (ii) 18-holes of golf and (iii) an approximately 100-acre tract for additional facilities at Florida Gulf Coast University, which DRI Seller shall be solely responsible for obtaining at its cost and expense. Seller shall keep Buyer regularly informed of the progress of such DRI application and shall provide Buyer with copies of all filings in advance of making such filings with Lee County. All terms and conditions of the DRI shall be subject to Buyer’s approval. Notwithstanding the foregoing, in no event shall Seller be permitted to file with any governmental authority the application for the DRI prior to Buyer’s closing its purchase of property pursuant to the Primary Contract;
  (f) No later than the Closing Date, Buyer’s obtaining, at Buyer’s expense, a rezoning of the Property and any other site plan approval required to allow development of the Property to include eighteen (18) holes of golf and other improvements in accordance with and to the density shown on that certain development plan for the Property attached hereto as Exhibit "A-1" and made a part hereof (which shall replace and supersede any previous development plan submitted by Buyer to Seller), as such plan may be amended in accordance with the terms of this Contract (such plan, as may be amended shall be referred to as the "Approved Site Plan"). Buyer shall not make changes to the Approved Site Plan that vary substantially from the Approved Site Plan attached to this Contract without Seller's approval, which approval shall not be unreasonably withheld, conditioned or delayed. Buyer and Seller specifically acknowledge and agree that the Approved Site Plan may be modified during the process of permitting, but that such modifications are subject to Seller’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Neither Buyer nor Seller shall be obligated to consent to any changes to the Approved Site Plan attached to this Contract which would materially alter the development shown thereon. To the extent requested by Buyer and/or required by applicable governmental authorities, Seller shall be required to join in Buyer’s request for rezoning and site plan approval and execute all documents requested by Buyer in connection therewith;
  (g) To the extent requested by Buyer and/or required by applicable governmental authorities, Seller shall be required to join in Buyer’s applications for establishment of CDDs and execute all documents requested by Buyer in connection therewith;
  (h) No later than the Closing Date, Buyer’s obtaining all approvals needed for finalization and recording of the Property Subdivision Plat and, in addition, a subdivision plat for the first phase of Buyer’s development ("Phase One Plat"), including thereon the number of lots or units desired to be developed by Buyer in its first phase (being a portion of the approved density as shown on the Approved Site Plan). To the extent requested by Buyer and/or required by applicable governmental authorities, Seller shall be required to join in Buyer’s plats and execute all documents requested by Buyer in connection therewith;
  (i) No later than the Closing Date, Buyer’s obtaining, at Buyer’s expense, all permits (in final form) necessary for Buyer to develop the Property, or at Buyer’s option those permits necessary to commence development of all lots or units shown on the Phase One Plat, in accordance with the Approved Site Plan (all such necessary permits shall be collectively referred to as the "Permits"). Notwithstanding anything to the contrary contained herein, in no event shall receipt by Buyer of any required Army Corps of Engineers Wetlands permits be a condition precedent to Closing. To the extent requested by Buyer and/or required by applicable governmental authorities, Seller shall be required to join in Buyer’s permit applications and execute all documents requested by Buyer in connection therewith;

  (j) No later than the Closing Date, Buyer’s obtaining (in final form), at Buyer’s expense, all necessary state of Florida or other local water management permits (but specifically excluding any Army Corps of Engineers Wetland Permits) needed to develop the Property in accordance with the Approved Site Plan (including the golf courses shown thereon). To the extent requested by Buyer and/or required by applicable governmental authorities, Seller shall be required to join in Buyer’s permit applications and execute all documents requested by Buyer in connection therewith;
  (k) No later than the Closing Date, execution of the Rinker Termination Agreement amending the Rinker Mining Lease between Seller and Rinker on terms satisfactory to Buyer as more particularly described in Section 2.4 of this Contract;
  (l) No later than the Closing Date, execution and delivery by the Florida Gulf Coast University Foundation (the "Foundation") and Buyer of a written agreement (the "Foundation Agreement"), on terms and conditions acceptable to Buyer in its sole discretion, setting forth the terms of certain payments/donations to be made by Buyer to Florida Gulf Coast University;
  (m) No later than the Closing Date, approval in writing by the Seller of the CCRs, and if applicable any Supplemental Declarations (hereinafter defined), prepared by Buyer in accordance with the terms of this Contract;
  (n) There shall be no building, utility or other imposed moratorium or assessments, except for assessments arising out of Buyer’s development plans including but not limited to road and utility assessments, which shall prohibit, impede or adversely impact Buyer’s proposed development; provided that any moratorium shall be an actual moratorium, not merely threatened or proposed;
  (o) Any and all leases or other possessory interests existing with respect to the Property shall have been terminated in writing by Seller prior to Closing, with evidence of such termination provided to Buyer. Notwithstanding the foregoing, Seller shall not be required to terminate the Rinker Mining Lease prior to Closing in the event that the agreement entered into with respect to such lease between Seller and Rinker pursuant to Section 2.4 of this Contract has been consented to by Buyer and does not require a termination of the Rinker Mining Lease at or prior to Closing.
  (p) All conditions to closing under the Primary Contract have been satisfied and the closing for the property described in the Primary Contract has actually occurred.

Notwithstanding any provision in this Contract to the contrary, in the event that, at any time between the Effective Date of this Contract and the date on which Buyer makes the first of any payments required to be made by Buyer pursuant to the Rinker Termination Agreement, Buyer believes in its commercially reasonable judgment that any of the conditions to Closing contained within this Contract are not likely to be satisfied or timely satisfied, then Buyer shall be entitled, by providing written notice to Seller, to terminate this Contract, whereupon Seller shall be entitled to retain the Deposit and thereafter neither Buyer nor Seller shall have any further obligations under this Contract, except those which expressly survive any termination.
Notwithstanding any provision in this Contract to the contrary, in the event that any one or more of the above conditions contained in this Section 4.1, as amended, have not been satisfied at or prior to Closing (or such earlier date as is specified with respect to a particular condition), Buyer may, at its sole option, (i) terminate this Contract by notice to Seller and immediately upon such termination the Seller shall reimburse Buyer for any and all payments made by Buyer pursuant to the Rinker Termination Agreement or otherwise in connection with the Rinker Mining Lease, and thereafter neither Seller nor Buyer shall have any rights or obligations under the Contract and Seller shall have no remedies against Buyer due to any termination resulting from the failure of any of the conditions set forth in this Contract, or (ii) Buyer may waive such conditions precedent and close within thirty (30) days of Buyer’s waiver.
If at any time Buyer terminates this Contract for any reason other than the default of Seller hereunder, Buyer agrees that it will not terminate any of its then pending applications for permits and approvals in connection with the Property, but shall instead assign to Seller, but only if and to the extent assignable, any pending applications for permits or approvals and any development permits or approvals obtained by Buyer in connection the Property prior to such termination, which assignment would permit Seller to obtain the benefits of the rights and/or entitlements arising in connection with any such applications, permits and/or approvals after Buyer’s termination of this Contract. At the time of any such assignment, Buyer and Seller shall execute a document mutually acceptable to both parties wherein Buyer assigns to Seller all of the items referenced above in this paragraph and is thereafter released from all obligations and responsibility in connection with such applications, permits and/or approvals, and wherein Seller assumes all of Buyer’s obligations with respect to or in connection with such applications, permits and/or approvals. Additionally, such assignment document shall contain a provision wherein Seller agrees to indemnify and hold harmless Buyer from and against any and all claims and/or damages suffered by Buyer in connection with the assignment of such applications, permits and/or approvals.
ARTICLE V
CLOSING
5.1 CLOSING AND CLOSING DATE. The transaction provided for in this Contract shall be "closed" and title to the Property shall be conveyed from Seller to Buyer, by delivery of a fully executed Deed (as hereinafter defined) and other closing documents, therefore, including, without limitation, those described below in Section 5.3, to Buyer by Seller (referred to herein as "Closing") at 10 o’clock a.m. on the Closing Date (as herein defined) at the offices of THE HENDRY LAW FIRM, P.A., 2242 Main Street, Fort Myers, Florida 33901, or at such other place which Buyer and Seller shall mutually agree upon in writing. The date of Closing (the "Closing Date") shall be the earlier to occur of (a) the date which is three (3) years after the date of this Contract, or (b) the date which is sixty (60) days after the date on which the last of all of the conditions set forth in Section 4.1 of the Contract has been met.
5.2. NOTWITHSTANDING ANYTHING CONTAINED IN THIS CONTRACT TO THE CONTRARY, IN THE EVENT THAT THE CLOSING HAS NOT OCCURRED ON OR BEFORE THE CLOSING DATE FOR ANY REASON OTHER THAN A DEFAULT BY BUYER, THEN SELLER SHALL REIMBURSE BUYER FOR ANY AND ALL PAYMENTS MADE BY BUYER PURSUANT TO THE RINKER TERMINATION AGREEMENT OR OTHERWISE IN CONNECTION WITH THE RINKER MINING LEASE, AND THEREAFTER THIS CONTRACT SHALL EXPIRE AND BE OF NO FURTHER FORCE OR EFFECT AFTER THE CLOSING DATE AND THE PARTIES SHALL BE RELEASED AND RELIEVED OF ALL OBLIGATIONS AND RIGHTS HEREUNDER.
5.3 CLOSING DOCUMENTATION. At Closing, Seller shall deliver to Buyer, at Seller’s expense, the following documents with respect to the Property:
(a) A good and sufficient general warranty deed conveying title to the Property to Buyer (the "Deed") in form and substance satisfactory to Buyer;
(b) A "Non-Foreign Affidavit" in the form and substance satisfactory to Buyer;
(c) An owner’s gap and mechanics’ lien affidavit in the form and substance satisfactory to Buyer and the Title Company;
(d) INTENTIONALLY DELETED;
(e) All original leases and appropriate assignments of all leases, deposits, pre-paid impact fees, pre-paid sewer and water connection and tap-in fees, licenses, easements, rights-of-way, contract rights, intangible rights and other property and rights included in this transaction;
(f) A standard Florida Owner’s Policy of Title Insurance (ALTA Form B) issued by the Title Company conforming to the requirements of Article III, above, insuring Buyer’s title to the Property being purchased in indefeasible fee simple in the amount of the Purchase Price, containing no exception other than the Permitted Exceptions, and insuring against adverse matters pursuant to Section 627.7841, Florida Statutes, as amended, and deleting all standard exceptions except real property taxes for the year of Closing for which a bill has not been rendered as of the Closing Date;
(g) Ad Valorem Tax Statements for the Property for the calendar year of the Closing and the previous calendar year (if available and if not previously presented);
(h) Possession of the Property; and
(i) Such evidence of the authority and capacity of Seller and its representatives to execute and deliver said closing documents listed above, including, but not limited to, an incumbency certificate, corporate resolution, good standing certificate, certified copy of articles of incorporation, and secretarial certificate attaching a copy of Seller’s by-laws, and such other documents as may be required to consummate the transactions contemplated hereunder as Buyer’s counsel and/or the Title Company may reasonably determine.
5.4 CONSIDERATION DELIVERY. Buyer shall deliver to Seller the cash consideration and the Purchase Money Note and Purchase Money Mortgage required to be delivered at Closing pursuant to Section 2.2.
5.5 REAL AND PERSONAL PROPERTY TAXES. Apportionment of real and personal property taxes shall be made on the basis of the current year’s tax with due allowance made for maximum allowable discount and exemptions if allowed for said year. If the Closing occurs at a date when the current year’s taxes are not fixed but the current year’s assessment is available, taxes will be apportioned based upon said assessment, and the prior year’s millage. If the current year’s assessment is not available at the time of Closing, then taxes will be apportioned on the basis of the prior year’s tax. However, any tax apportionment based on an estimate shall be recalculated when the taxes are finally fixed, and the Seller or Buyer, as the case may be, shall make payment to the other based on such recalculation. Certified, confirmed and ratified special assessment liens as of the Closing Date are to be paid by Seller. Pending liens as of the Closing Date shall be assumed by Buyer. Where any improvement that is to be the basis of any such lien has been substantially completed as of the Closing Date, such pending lien shall be considered as certified, confirmed or ratified and Buyer shall, at Closing, be charged an amount equal to the last estimate by the public body, of the assessment for the improvement. If any refund of taxes or assessments is made after the Closing for a period prior to the Closing, the same shall be paid to Seller for the period to and including the Closing Date and to Buyer for the period commencing on the date after the Closing Date. The provisions of this Section 5.5 shall specifically survive Closing.
5.6 INCOME AND EXPENSES. Accounts receivable, profits, rents, interest and other revenue, utilities charges, maintenance costs, and other expenses of the Property, if any, shall be prorated to the Closing Date, based upon the actual number of days involved. All accounts payable and all other expenses relating or attributable to periods prior to Closing shall be paid by Seller. The provisions of this Section 5.6 shall survive the Closing.
5.7 UTILITIES. Water, electricity, oil, gas, steam, trash, telephone, sewer and other utilities, if any, shall be prorated to the Closing Date, based on actual charges when final meter readings have been obtained or actual expenses determined. Seller, to the extent current readings are available, shall endeavor to furnish readings made on or immediately prior to the Closing Date.
5.8 SURVIVAL. Sections 5.5 through 5.8, inclusive, and Section 6.1 shall survive the Closing.
5.9 EXPENSES. Buyer shall pay at Closing Buyer’s proportion of the prorations as set forth in Sections 5.5 through 5.7 hereof; the costs of Buyer’s studies and investigations; any institutional or other loan-related costs for any loans procured by Buyer; the recording cost for each Deed; and Buyer’s own attorney’s fees incurred prior to any default by Seller. Seller shall pay at Closing the cost of Seller’s share of the prorations as set forth in Sections 5.5 through 5.7 hereof; the premium for each Owner’s Policy of Title Insurance; UCC chattel searches; the cost of the Survey required by Section 3.3; the cost of the Phase I Environmental Audit and any other study, audit and/or investigation by Seller as required by Section 3.5; the cost of recording any corrective instrument; the cost or fee for state documentary stamps which are required to be affixed to each Deed; and Seller’s own attorney’s fees incurred prior to any default by Buyer. Except as otherwise provided in this Section 5.9, all other expenses hereunder shall be paid by the party incurring such expense.
ARTICLE VI
REPRESENTATIONS AND WARRANTIES
6.1 SELLER’S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to the best of Seller’s knowledge and belief the following as of the date hereof and as of Closing:
(a) Seller is the owner of fee simple title to the Property;
(b) The Property is or at the time of Closing will be free and clear of all liens except for ad valorem taxes for the year of such Closing, not yet due and payable, and for all subsequent years, and except for encumbrances to be released at such Closing. Further, there is no proceeding pending or being prosecuted for reduction of the assessed valuation, or taxes or other imposition with respect to all or any part of the portion of the Property, or for any special assessment liens against the same;
(c) There are no condemnation or eminent domain proceedings pending, or to the best of Seller’s knowledge, contemplated against the Property, or any part thereof, and Seller has received no notice of the desire of any public authority or other entity to make or use the Property or any part thereof
(d) To the best of Seller’s knowledge, there are no threatened or pending suits or proceedings before any court, administrative agency, or other governmental instrumentality against or affecting Seller or any part of the Property which (i) do or could affect ownership, operation, use or occupancy of the Property, or any part thereof; or (ii) do or could prohibit or make unlawful the consummation of the transaction contemplated by this Contract, or render Seller unable to consummate the same;
(e) Seller has received no notice of, and to its knowledge there is no violation of, any law, regulation, ordinance, order, restrictive covenant, or other requirement affecting the Property;
(f) Seller has no knowledge of any unrecorded easements, restrictions or encumbrances affecting all or any portion of the Property;
(g) The consummation of the transactions contemplated hereunder will not violate or result in a breach of or constitute a default under any provision of any contract, lien, instrument, order, judgment, decree, ordinance, regulation, condominium declaration, or other restriction of any kind to which Seller or the Property is bound or affected;
(h) No representation or warranty by Seller in this Contract or in any instrument, certificate or written statement furnished to Buyer pursuant hereto, or in connection with the transaction contemplated hereby, contains or will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading;
(i) There are no mechanics’ or materialmens liens against the Property, and if subsequent to Closing hereunder, any mechanics’ or other liens shall be filed against the Property as a result of any actions by or on behalf of the Seller, Seller shall take such action, within thirty (30) days after the filing thereof, by bonding, deposit, payment or otherwise, in order to remove, transfer or satisfy such lien of record against the Property, at Seller’s sole cost and expense;
(j) That Seller has inspected the Property and to the best of its knowledge, information and belief after diligent inquiry, there is not located in, on, upon, over or under the Property (i) asbestos in any form, (ii) urea formaldehyde foam insulation, (iii) transformers or other equipment containing dielectric fluid which contains levels of polychlorinated biphenyls in excess of fifty parts per million, or (iv) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any federal, state, county, regional or local authority or which, even if not so regulated, is known to pose a hazard to the health and safety of any persons that now or may hereafter occupy the Property or property adjacent to the Property (hereinafter sometimes collectively called "hazardous waste"). Should any asbestos, urea formaldehyde foam insulation, transformers containing excessive levels of polychlorinated biphenyls, or other regulated materials, equipment, or substances described above be found in, upon, over or under the Property, Buyer hereby agrees that it shall immediately notify Seller; and upon receipt of such notice, Seller shall commence removal of same at Seller’s expense, which shall be completed within a reasonable time, in full compliance with any applicable governmental regulations and Closing shall be delayed until Seller’s environmental consultant shall certify to Buyer that the removal and any clean-up is complete and in full compliance with any applicable governmental regulations;
(k) There are no adverse parties in possession of the Property, or of any part thereof and there are no parties in possession thereof except Seller, and no party has been granted any license, lease, or other right relating to the use or possession of the Property, provided, however, Buyer may agree to receive and Seller to convey a portion of the property subject to the Rinker Mining Lease;
(l) There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor relief laws contemplated or filed by Seller or pending against Seller or the Property;
(m) There are no contracts or other obligations outstanding for the sale, exchange or other transfer of the Property, or any portion thereof.
6.2 REAFFIRMATION OF WARRANTIES. At Closing, the Seller shall, in writing, reaffirm to the Buyer the truth and correctness, as of the Closing Date, of each of the warranties set forth above.
ARTICLE VII
INTERIM COVENANTS
7.1 INTERIM COVENANTS OF SELLER. Seller hereby covenants with the Buyer that between the Effective Date of this Contract and the Closing Date:
(a) Seller will not, without Buyer’s prior written consent (which consent may not be unreasonably withheld) create or suffer the creation of any new encumbrance on any portion of the Property, nor will Seller accept any additional advance under any existing mortgage on the Property unless the Seller shall have the ability to obtain a release of such mortgage from the same by the time of Closing. For the purposes of this provision, the term "encumbrance" shall mean any lien, claim, pledge, mortgage, security agreement, financing statement, or other encumbrance, encroachment, right-of-way, lease, easement, covenant, condition or restriction. In the event Seller encumbers or suffers to be further encumbered the subject portion of the Property in contravention of this Subsection 7.1(a), such encumbrance shall be eliminated by Seller at or before Closing by the payment of any amount necessary from the Closing proceeds or otherwise;
(b) Buyer and its agents and representatives shall be entitled to enter upon the Property for inspection and examination; provided, however that Buyer shall not materially interfere with the operations of Seller or of Seller’s guests or tenants on the Property;
(c) All risks shall be borne by Seller until acceptance by Buyer of delivery of the Deed at Closing;
(d) Seller will notify Buyer in writing of any changes to the Property that may prohibit, impede, or adversely impact Buyer’s proposed development in accordance with Buyer's Approved Site Plan; and
(e) Seller will not remove anything (including without limitation soil, sand, or rock except pursuant to the Rinker Mining Lease) from the Property, without the prior written consent of the Buyer. Provided, however, Seller may remove fill dirt to the extent necessary to fulfill its pre-existing contractual obligation to the Florida Board of Regents.
The Seller’s representations, warranties, and interim covenants described above in Section 6.1 above and in this Section 7.1 shall survive Closing.
ARTICLE VIII
CASUALTY AND CONDEMNATION
8.1 CONDEMNATION. In the event of the institution against any portion of the Property owned by Seller, of any proceedings, judicial, administrative or otherwise, relating to the taking, or to a proposed taking of any portion of the Property by eminent domain, condemnation or otherwise prior to Closing, then the Seller shall notify the Buyer promptly and the Buyer shall have the option, in its sole and absolute discretion of any of (i) terminating this Contract, whereupon Buyer shall also be reimbursed by Seller for all payments made by Buyer pursuant to the Rinker Termination Agreement or otherwise in connection with the Rinker Mining Lease; or (ii) closing in accordance with the terms of this Contract and receiving the proceeds or damages paid for the taking; or (iii) closing the transaction as provided under this Contract at a Purchase Price equitably reduced in proportion to that portion of the Property so taken, the Seller receiving the proceeds of the taking. Such election must be made by the Buyer within ten (10) days of the notice furnished by Seller. If Buyer fails to make a timely election in writing, it shall be deemed to have elected alternative (iii).
Nothing in this paragraph shall be construed to prevent or require either party to contest or defend or otherwise assert its rights and interests in the property in the event of a condemnation or eminent domain proceeding.
8.2 CASUALTY TO PROPERTY. Seller agrees to give Buyer prompt notice of any fire, sinkhole, or other casualty affecting any portion of the Property owned by Seller between the date hereof and the Closing Date. If prior to Closing there shall occur fire, sinkhole or other casualty to any portion of the Property owned by Seller which would interfere with the contemplated use thereof by Buyer, then, in such event, Buyer may at its option terminate this Contract by notice to Seller within thirty (30) days after Buyer has received the notice referred to above or at any such Closing, whichever is earlier, and Buyer shall be reimbursed by Seller for all payments made by Buyer pursuant to the Rinker Termination Agreement or otherwise in connection with the Rinker Mining Lease. If Buyer does not so elect to terminate this Contract, then the Closing shall take place as provided herein without abatement of the respective Purchase Price, and there shall be assigned to Buyer at any Closing all interest of Seller in and to any insurance proceeds resulting or to result therefrom which may be payable to Seller on account of such occurrence. If prior to Closing there shall occur fire or sinkhole or other casualty to a portion of the Property owned by Seller which would not materially interfere with the contemplated use thereof by Buyer, then, in such event, Buyer shall have no right to terminate its obligations under this Contract, but Seller shall repair, prior to Closing, all damage resulting therefrom, or, at Buyer’s option, there shall be assigned to Buyer at Closing all interest of Seller in and to any insurance proceeds resulting or to result therefrom which may be payable to Seller on account of any such occurrence and the respective Purchase Price shall be reduced in direct proportion to such portion of the Property as is rendered unfit for Buyer’s contemplated use.
ARTICLE IX
TERMINATION AND DEFAULT
9.1 Intentionally Deleted.

9.2 DEFAULT BY BUYER: SELLER’S REMEDIES. If Buyer defaults in the performance of any of Buyer’s obligations, covenants or agreements contained in this Contract, for any reason other than a default by Seller, then, upon Seller’s demand and after Seller has notified Buyer of Seller’s termination of this Contract, Seller shall be entitled to receive (to the extent not already in Seller’s possession) the Deposit and all accrued interest from Escrow Agent, as agreed upon and liquidated damages on account of such breach by Buyer (it being understood and agreed by both Buyer and Seller that such amount is a fair and reasonable measure of the damages to be suffered by Seller in the event of such default, the exact amount thereof being difficult, inconvenient, uncertain to determine and incapable of ascertainment), whereupon both Buyer and Seller shall be relieved from any further obligations or liabilities arising under or out of this Contract. The remedy described in this paragraph shall be Seller’s sole and exclusive remedy in the event of a default by Buyer. The provisions of this Section 9.2 shall specifically survive the termination of this Contract.
9.3 DEFAULT BY SELLER. Seller shall be in default hereunder upon the occurrence of any one or more of the following events:
(a) Any of Seller’s warranties or representations set forth herein are or shall be untrue or inaccurate in any material respect, and the circumstances causing such representation or warranty to be untrue or inaccurate shall not be immediately corrected by Seller after notice of same; or
(b) Seller shall fail to meet, comply with or perform any covenant, agreement, or obligation required, within the time limits (time being of the essence), and in the manner required in this Contract.
9.4 BUYER’S REMEDIES. In the event of a default by Seller hereunder, Buyer may, at its option, do any of the following:
(a) Terminate this Contract by written notice delivered to Seller prior to the Closing, and upon such termination, (i) the Deposit and all interest accrued thereon shall be returned to Buyer, and (ii) Seller shall reimburse Buyer for any and all payments made by Buyer pursuant to the Rinker Termination Agreement or otherwise in connection with the Rinker Mining Lease.
(b) Buyer shall be entitled to bring an action against Seller for specific performance at Buyer’s option.
The provisions of Sections 9.3 and 9.4 shall specifically survive the termination of this Contract.
ARTICLE X
DEED OF RESTRICTIONS/ARCHITECTURAL STANDARDS
10.1 DEED OF RESTRICTIONS/ARCHITECTURAL STANDARDS. From time to time, Buyer may prepare, in addition to the CCRs and subject to Seller’s approval, which may not be unreasonably withheld, conditioned or delayed, any number of Declarations of Deed Restrictions (collectively the "Supplemental Declarations"), which set forth restrictions running with the land regarding the development and use of specified portions of the Property for uses and purposes in accordance with Buyer’s final rezoning and the Approved Site Plan, as such plan may be amended from time to time, which Supplemental Declarations may not contain provisions inconsistent with the CCRs. Buyer agrees that such Supplemental Declarations shall provide for development of the Property in a manner consistent with Seller’s plans and concepts for sale and development of Seller’s property and the University Village Community. Said standards shall prohibit mobile or manufactured homes. Upon request, Seller agrees to subordinate the Purchase Money Mortgage to such Supplemental Declarations.
ARTICLE XI
MISCELLANEOUS
11.1 BROKER. Seller warrants and represents to Buyer that Seller has not dealt with any broker in connection with this transaction other than Florida Real Estate Consultants, Inc. ("Seller's Broker"). Seller has agreed to compensate Seller's Broker for its services in connection with the transactions contemplated under the Contract pursuant to a separate agreement between Seller and Seller's Broker. A copy of the agreement has been provided to Buyer prior to execution of this contract. Buyer warrants and represents to Seller that Buyer has not dealt with any broker in connection with this transaction other than Florida Real Estate Consultants, Inc., a Florida corporation, registered employer of Lauren Davis, licensed salesperson ("Buyer's Broker"), and Buyer has agreed to compensate Buyer's Broker for its services pursuant to a separate agreement.
In the event of any claim(s) by any person or firm (other than Buyer's Broker or Seller's Broker) for a finder’s fee, professional fee or brokerage commission, Seller and Buyer hereby agree to indemnify and hold the other harmless from any and all losses, damages, costs and expenses, including but not limited to attorneys’ fees and related disbursements through trial and on appeal, incurred in connection with such claim(s) if the warranties stated above are proven to be false. The provisions of this Section 11.1 shall specifically survive Closing.
11.2 ENTRY UPON THE PROPERTY. Unless and until this Contract is terminated, Buyer shall have the right to enter upon the Property, or to cause others to enter upon the Property, at all times prior to the Closing contemplated hereunder in order to perform or cause to be performed soil tests, surveying and engineering studies and examinations or to otherwise view and inspect the Property. Any such entry shall be performed in such a manner so as to not cause damage to the Property. In the event this Contract is terminated, the right of entry granted hereby shall likewise be terminated, and Buyer shall deliver to Seller an affidavit attesting to the absence of any claims of lien or potential claims by lienors employed or contracted by Buyer to perform any work or inspections upon or related to the Property and that person(s) so employed or contracted with Buyer in that regard have been paid in full. Seller shall provide keys or combinations to locks on any gate located on the Property, if any, to Buyer upon execution of the Contract
11.3 COUNTERPARTS. This Contract may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures by facsimile transmission of this contract shall be acceptable and binding upon both parties.
11.4 NO RECORDING. This Contract shall not be placed of record. The recording of this entire Contract by Buyer shall cause this Contract and all rights under it forthwith to terminate without the necessity of any further action on the part of the Seller, and shall be deemed a breach of this Contract, and Seller is hereby appointed agent of Buyer for the purpose of executing and recording any and all documents required to release any rights of Buyer recorded in violation hereof.
11.5 ATTORNEYS’ FEES AND COSTS. If any legal action or other proceeding is brought for the enforcement of this Contract, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Contract, the prevailing party or parties shall be entitled to recover reasonable paralegal and attorneys’ fees and other costs incurred in that action or proceeding, including those related to appeals, in addition to any other relief to which it or they may be entitled.
11.6 NOTICES. All notices, demands, requests or other communications made pursuant to, under or by virtue of the Contract must be in writing and either hand delivered, delivered by overnight courier or telecopier or facsimile transmission, or mailed through the United States Postal Service by certified or registered mail, return receipt requested, to the party to which the notice, demand, request or communication is being made, as follows:
To Seller: Agri-Insurance Company, Ltd. (Confirm CurrentAddress)
Attention: Mr. Ben Hill Griffin, III
P. 0. Box 127
Frostproof, FL 33843
Phone No.:(863) 635-2251
Fax No.:(863) 635-7333
With Copy to: Dr. W. Bernard Lester (Confirm Current Address)
Alico, Inc.
P.O. Box 338
LaBelle, FL 33975
Phone No.:(863) 675-2966
Fax No.:(863) 675-6928
With Copy to: Harry O. Hendry, Esq.
The Hendry Law Firm, P.A.
Post Office Box 1509
Ft. Myers, FL 33902
Phone No.:(239) 332-7123
Fax No.:(239) 332-5147
With Copy to: Naples/Dallas Venture, Inc.
Suite 503
5150 Tamiami Trail North
Naples, Florida 34103
Attention: Brian J. Klaas
Phone No.:(239) 643-2525
Fax No.:(239) 643-7878
With Copy to: Florida Real Estate Consultants, Inc.
5150 North Tamiami Trail, Suite 503
Naples, Florida 34103
Attention: Dick Klaas
Phone No.:(239) 643-2525
Fax No.:(941) 643-7878
To Buyer: Ginn Development Company
Attention: Edward R. Ginn, III
215 Celebration Place
Suite 200
Celebration, Florida 34747
Phone No.:(321) 939-4700
Fax No.:(321) 939-4800
With a copy to: Frank B. Bazzel, Esq.
Morris, Manning & Martin, L.L.P.
1600 Atlanta Financial Center
3343 Peachtree Road, N.E.
Atlanta, Georgia 30326
Phone No.:(404) 233-7000
Fax No.:(404) 365-9532
With Copy to: Florida Real Estate Consultants, Inc.
______________________
______________________
Attention: Lauren Davis
Phone No.:(239) 649-0808
Fax No.:(239) 649-0779
or to such other address as may be hereafter designated by either Buyer or Seller by giving notice to the other party. Any notice demand, request or other communication shall be deemed to be given upon actual receipt in the case of hand delivery, facsimile or telecopier transmission, or delivery by overnight courier, or four (4) business days after depositing the same in a letter box or by other means placed within the possession of the United States Postal Service, properly addressed to the party in accordance with the foregoing and with the proper amount of postage affixed thereto. In the event of any notice via telecopier or facsimile transmission, a hard copy shall be sent via certified mail, return receipt requested on the day of such transmission. Any such transmission received after 5:00 p.m. Eastern Standard Time (or Daylight Time, as then applicable) shall be deemed to have been given on the next following business day. For purposes of delivering and receiving any notices, demands, requests or other communications under this Contract, the attorneys for Buyer may directly contact and give notices on Buyer’s behalf to Seller and Seller’s attorneys, and the attorneys for Seller may directly contact and give notices on Seller’s behalf to Buyer and Buyer’s attorneys. The respective attorneys for both Seller and Buyer are hereby expressly authorized to give and receive any notice, demand, request or to make any other communication pursuant to the terms of this Contract on behalf of their respective clients.
11.7 INTEGRATION. This Contract contains all of the terms agreed upon between the parties with respect to the subject matter hereof, and is the complete, final, exclusive and entire understanding between Buyer and Seller with respect to the purchase and sale of the Property, and supersedes all previous contracts, agreements, and understandings of the parties, either oral or written, relating to the Property.
11.8 AMENDMENTS. This Contract may not be changed, modified or terminated, except by an instrument executed by the parties hereto. Amendments to this Contract transmitted via facsimile shall be deemed to be originals, and signatures via facsimile transmission shall be acceptable and binding upon both parties.
11.9 WAIVER. No waiver by Buyer or Seller of any failure or refusal to comply with obligations of any other party shall be deemed a waiver of any other or subsequent failure or refusal to so comply.
11.10 SUCCESSORS AND ASSIGNS. The provisions of this Contract shall inure to the benefit of, and shall bind, the heirs, executors, administrators, successors and assigns (where assignment is permitted) of the respective parties.
11.11 NO ASSUMPTION OF SELLER’S LIABILITIES. Buyer is acquiring only the Property from Seller and is not the successor of Seller. Buyer does not assume or agree to pay, or indemnify Seller or any other person or entity for any liability, obligation or expense of Seller or relating to the Property owned by Seller in any way. Seller hereby agrees to indemnify and hold Buyer harmless from’ and against all loss, damage, liability and expense (including court costs and attorney’s fees) arising out of or in any way connected with (i) any failure by Seller to observe and perform any and all of the covenants, conditions and obligations of Seller under any contract, agreement or lease entered into by Seller prior to Closing and relating to the Property owned by Seller; (ii) any intentional or unintentional misrepresentation or breach of warranty by Seller of any of the representations or warranties set forth in Article VI of this Contract, which are being relied upon by Buyer in proceeding towards closing the transaction contemplated under this Contract; (iii) arising from any acts or omissions of Seller, whether negligent or intentional, relating to the Property owned by Seller and occurring prior to the Closing Date; (iv) for any taxes and assessments remaining unpaid for calendar years prior to the year of Closing; and (v) for any other obligations (including, but not limited to, obligations under this Contract and any contracts) predating the Closing Date. The provisions of this Section 11.11 shall survive Closing.
11.12 PARTIAL INVALIDITY. If any term or provision of this Contract or the application thereof to any person or circumstances shall, to any extent, be declared invalid or unenforceable by a court of competent jurisdiction, the remainder of this Contract, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, such term or provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Contract and all other applications of any such term or provision shall not be affected thereby, and each term and provision of this Contract shall be valid and be enforced to the fullest extent permitted by law.
11.13 GOVERNING LAW. This Contract shall be construed and enforced in accordance with the laws of the State of Florida, exclusive of choice of law rules, and should any provision of this Contract require interpretation in any judicial, administrative or other proceeding or circumstance, it is agreed that the Court, administrative body, or other entity interpreting or construing the same shall not apply a presumption that a document is to be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being further agreed that both Buyer and Seller have contributed substantially and materially to the negotiation and preparation of this Contract. The obligations of the parties are performable and venue for any legal action arising out of this Contract shall lie in Lee County, Florida.
11.14 ASSIGNMENT. Buyer shall not assign this Contract without Seller's prior written consent, which consent shall not be unreasonably withheld; provided, however, that Buyer shall have the right at any time without Seller's consent to assign this Contract and its rights hereunder to any person, partnership (general or limited), corporation or other entity that is affiliated with and controlled by either Edward R. Ginn, III and/or the Lubert-Adler Funds.
11.15 HEADINGS: PLURAL AND SINGULAR. The headings which have been used throughout this Contract have been inserted for convenience of reference only and do not constitute matter to be construed in interpreting this Contract. Words of any gender used in this Contract shall be held and construed to include any other gender and words in the singular shall be held to include the plural, and vice versa, unless the context requires otherwise. The words "herein", "hereof", "hereunder" and other similar compounds of the word "here" when used in this Contract shall refer to the entire Contract, and not to any particular provision or section. If the last day of any time period stated herein shall fall on a Saturday, Sunday, federal legal or banking holiday, then the duration of such time period shall be extended so that it shall end on the next succeeding day which is not a Saturday, Sunday, federal legal or banking holiday. The term "business day" shall mean any day other than a Saturday, Sunday, federal legal or banking holiday.
11.16 CAPACITY OF ESCROW AGENT. Escrow Agent has represented only the Seller in regard to the closing of the subject transaction. Both parties recognize and acknowledge that Escrow Agent is counsel for the Seller and that Escrow Agent has agreed to serve as Escrow Agent as a convenience to both parties. Both parties agree that Escrow Agent may continue to represent Seller in this and any other transaction or matter including, without limitation, representation in disputes between or among Buyer, Seller and any disputes concerning the Deposit, and disputes concerning Escrow Agent’s responsibilities hereunder.
11.17 LIMITATION OF ESCROW AGENT'S LIABILITY. Escrow Agent shall not be responsible for any defaults hereunder by any party. Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel. In the event of actual or potential dispute as to the rights of the parties hereto under this Contract, the Escrow Agent may in its sole discretion, continue to hold the Deposit until the parties mutually agree to the release thereof, or until a judgment of a court of competent jurisdiction shall determine the rights of the parties thereto, or it may deposit any monies and all instruments held pursuant to this Contract with the Clerk of Court, Lee County, Florida, and upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully terminate, except to the extent of an account of any monies theretofore delivered out of escrow. In the event of any suit between Seller and Buyer wherein in the Escrow Agent is made a party by virtue of acting as such Escrow Agent hereunder, or in the event of any suit wherein Escrow Agent interpleads the subject matter of this escrow, the Escrow Agent shall be entitled to recover a reasonable attorney’s fee and costs incurred, said fees and costs to be charged and assessed as court costs in favor of the prevailing party. All parties agree that Escrow Agent shall not be liable to any party or person whomsoever for any action taken or omitted by Escrow Agent, including but not limited to any misdelivery of monies or instruments subject to this escrow, unless such misdelivery shall be due to willful breach in bad faith of this Contract or gross negligence on the part of the Escrow Agent.
11.18 JOINT INDEMNIFICATION OF ESCROW AGENT. Buyer and Seller hereby agree, jointly and severally, to indemnify Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expense or fee with which Escrow Agent may be threatened by reason of acting as Escrow Agent under this Contract, except in the case of Escrow Agent’s own willful misconduct or gross negligence; and in connection therewith, to indemnify Escrow Agent against any and all expenses, including attorneys’ fees and costs of defending any action, suit or proceeding or resisting any claim. Escrow Agent shall be vested with a lien on all property deposited hereunder for indemnification, for attorneys’ fees, court costs regarding any suit, inter-pleader or otherwise, or any other expense, fee or charge of any character or nature, which may be incurred by Escrow Agent by reason of disputes arising between Buyer and Seller as to the correct interpretation of this Contract and instructions given to Escrow Agent. Regardless of anything to the contrary contained in any provision of this Contract, Escrow Agent may hold the Deposit until and unless said additional expenses, fees and charges shall be fully paid. All of the terms and conditions in connection with Escrow Agent’s duties and responsibilities and the rights of Seller, Buyer and any lender or anyone else, are contained in this instrument, and the Escrow Agent is not required to be familiar with the provisions of any other instrument or agreement, and shall not be charged with any responsibility or liability in connection with the observance or non-observance by anyone of the provisions of any other such instrument or agreement. Escrow Agent may rely and shall be protected in acting upon any paper or other document which may be submitted to Escrow Agent in connection with its duties hereunder and which is believed by Escrow Agent to be genuine and to have been signed or presented by the property party or parties and shall have no liability or responsibility, with respect of the form, execution or validity thereof. Escrow Agent shall not be required to institute or defend any action or legal process involving any matter referred to herein which in any manner affects it or Escrow Agent’s duties or liabilities hereunder unless or until required to do so by the Buyer or Seller, and then only upon receiving full indemnity in an amount and of such character as Escrow Agent shall require, against any and all claims, liabilities, judgments, attorneys’ fees and other expenses of every kind in relation thereto, except in the case of Escrow Agent’s own willful misconduct or gross negligence. Escrow Agent shall not be bound in any way or affected by any notice of any modification, cancellation, abrogation or rescission of this Contract, or any fact or circumstance affecting or alleged to affect the rights or liabilities of any other persons, unless Escrow Agent has received written notice satisfactory to Escrow Agent signed by all parties to this Contract.
11.19 ESCROW AGENT RESIGNATION & REPLACEMENT. Escrow Agent may resign upon thirty (30) days written notice to the parties to this Contract. If a successor Escrow Agent is not appointed within said thirty (30) day period, Escrow Agent may petition the appropriate court to name a successor.
11.20 FURTHER ACTS. In addition to the acts recited in this Contract to be performed by Seller and Buyer, Seller and Buyer agree to perform or cause to be performed at the Closing or after the Closing any and all such further acts, at Buyer’s expense or reimbursement to Seller, as may be reasonably necessary to consummate the transaction contemplated hereby.
11.21 DEFINITION OF OFFER AND ACCEPTANCE. Execution of this Contract by Buyer shall constitute an offer to purchase the Property on the terms and conditions set forth in this Contract subject to acceptance at the option of Seller, which acceptance shall be accomplished by Seller’s execution of this Contract.
11.22 EXPIRATION. The offer of Buyer extended by the delivery of this Contract to Seller shall be automatically revoked unless Seller shall execute this Contract and deliver an executed copy of the same to Buyer within ten (10) days of receipt of this Contract.
11.23 COUNTERPARTS. This Contract may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.
  11.24 RESOLUTIONS. Attached hereto as Exhibit "D", and incorporated herein by this reference, are Resolutions of the Boards of Directors of both Buyer and Seller specifically authorizing the transaction described in, and approving the terms set forth in, this Agreement for Purchase and Sale, which Resolutions shall also fully authorize the person executing this Agreement for Purchase and Sale on behalf of such party to so execute this Agreement for Purchase and Sale, and to take all action necessary to consummate the transaction described herein.

IN WITNESS WHEREOF, this Contract has been duly executed by the parties hereto as of the day and year set forth below.
SELLER: ALICO-AGRI, LTD., a Florida limited partnership By: /S/ BEN HILL GRIFFIN, III Name: Ben Hill Griffin, III Title: Chairman of the Board and Chief Executive Officer
PURCHASER:
GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership
By: Ginn-Naples GP, LLC, a Georgia limited liability company
By: /S/ EDWARD R. GINN, III
Edward R. Ginn, III, its sole member and manager

Date:	Date:

9/3/3 9/3/3

EXHIBIT "A"
Legal Description of the Property
A parcel of land lying in Sections 11, 12 and 13, Township 46 South, Range 25 East and Sections 7 and 18, Township 46 South, Range 26 East, Lee County Florida, containing 919.571 acres more or less, being more particularly described by Wilson Miller Engineering survey dated August 26, 2003.

FIRST AMENDMENT TO
AGREEMENT FOR PURCHASE AND SALE

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (this "Amendment") is made and entered into as of the 5th day of December, 2003 by and between GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership ("Buyer") and ALICO-AGRI, LTD., a Florida limited partnership ("Seller").

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement for Purchase and Sale dated August 29, 2003 (the "Contract"), pursuant to which the parties set forth their agreement with respect to the purchase and sale of certain property located in Lee County, Florida, as more particularly described in the Contract (the "Property");

WHEREAS, the parties hereto desire to amend the Contract as more particularly set forth below.

NOW, THEREFORE, for and in consideration of Ten Dollars in hand paid by the parties one to the other and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Seller and Buyer do hereby agree as follows:

1. All capitalized terms not otherwise defined in this Amendment shall have the meaning given such terms in the Contract.

2. The Contract is hereby modified as follows:
a. Notwithstanding anything in the Contract to the contrary, Exhibit "B"
attached hereto and incorporated herein by this reference shall for all purposes constitute Exhibit "B" to the Contract.
b. Notwithstanding anything in the Contract to the contrary, Exhibit "C"
attached hereto and incorporated herein by this reference shall for all purposes constitute Exhibit "C" to the Contract.

c. The following language is hereby deleted from the second sentence of Section 3.1 of the Contract:

"Seller shall cause to be delivered to Buyer a current owner’s title insurance commitment for the entire Property issued by Chicago Title Insurance Company through or in conjunction with The Hendry Law Firm, P.A. (the "Title Company") within thirty (30) days after the Effective Date of this Contract,"

and the following language inserted in lieu thereof:

"Seller shall cause to be delivered to Buyer a current owner’s title insurance commitment for the entire Property issued by Chicago Title Insurance Company through or in conjunction with The Hendry Law Firm, P.A. (the "Title Company") no later than January 5, 2004,"
d. Notwithstanding anything in the Contract to the contrary, attached hereto as
Exhibit "D" is a resolution of the Boards of Directors of Seller specifically authorizing the transaction described in the Contract, as amended by this Amendment, and approving the terms set forth in the Contract, as amended by this Amendment, which Resolution also fully authorizes the person executing the Contract and this Amendment on behalf of Seller to so execute the Contract and this Amendment, and to take all action necessary to consummate the transaction described herein.

3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Amendment may be executed and delivered by fax (telecopier).

4. Except as expressly set forth herein, the Contract remains unmodified and unchanged and the parties hereto ratify and confirm the Contract, as amended hereby.

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment effective the day and year first written above.
BUYER:
GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership
By: Ginn-Naples GP, LLC, a Georgia limited liability company
By: /S/ EDWARD R. GINN, III
Edward R. Ginn, III,
its sole member and manager

SELLER:
ALICO-AGRI, LTD.,
a Florida limited partnership
By: /S/ BEN HILL GRIFFIN, III
Name: Chairman / CEO
Title: Ben Hill Griffin, III
EXHIBIT "B"
PROMISSORY NOTE

Amount of the Note: $__________________

Date of the Note: ___________________

Maturity Date: ___________________

Maker's Name and Address: GINN-LA NAPLES LTD., LLLP
Ginn Development Company
Attention: Edward R. Ginn, III
215 Celebration Place
Suite 200
Celebration, Florida 34747

Payee's Name and Address: ALICO-AGRI, LTD.
Attention: Mr. Ben Hill Griffin, III
__________________
__________________

FOR VALUE RECEIVED, the undersigned, and if more than one, jointly and severally (the "Maker") promises to pay to the order of the Payee, or its successors or assigns, at its principal office set forth above, or at such other place as the Payee may from time to time designate to the Maker in writing, in legal tender of the United States, the amount of the Note (the "Principal Amount") together with interest at the rates set forth below on the unpaid balance of the Principal Amount, as follows:

The Principal Amount remaining unpaid under this Note from time to time shall bear interest in arrears at the following rates:

a) Years 1-4 - The interest rate shall be Two and One-Half Percent (2.5%), compounded annually.

Principal and interest installments shall be due and payable as follows:

1. Beginning on the date which is one (1) year after the date of this Note, and continuing every year during the term of the Note thereafter on the yearly anniversary date of the Note ("Anniversary Date"), Maker shall pay an amount equal to __________________ Dollars ($_________), which amount represents one-fourth of the original Principal Amount of the Note ("Minimum Annual Principal Payment"). Notwithstanding the foregoing, in the event that Maker has at any time during any given year prior to any Anniversary Date, paid any or all of such year’s Minimum Annual Principal Payment, then on the Anniversary Date of such year, Maker shall only be required to pay the balance due towards the Minimum Annual Principal Payment for such year which has not been paid as of the Anniversary Date. Additionally, in the event that Maker, in any given year, pays more than such year’s Minimum Annual Principal Payment, then such credit balance shall be carried over to the next succeeding year and shall reduce the amount of the next year’s Minimum Annual Principal Payment by the excess amount paid in the previous year.

2. At the time that any Minimum Annual Principal Payment is made, Maker shall also pay to Payee the interest accrued on the Minimum Annual Principal Payment during such year. No other payment of interest under the Note (other than at the time that the entire balance of this Note is required to be paid in full) shall be required other than the yearly interest payment described in this paragraph.

3. The remaining balance of the Principal Amount and all unpaid accrued interest shall be due and payable in full on the fourth (4th) Anniversary Date of the Note.

All such payments of principal shall be applied to the then outstanding principal balance of this Note provided all unpaid and past due interest due and payable as of such date has been paid in full to Payee and, if not, such payments shall be applied first to interest and then to principal.

All payments of principal and interest shall be made in legal tender of the United States and shall be by wire transfer, cashier's check or other readily available funds acceptable to Payee.

This Note is secured by a mortgage (the "Mortgage") dated the date hereof of property located in the County of Lee, State of Florida, which Mortgage is recorded in the public records of Lee County, Florida, granted by the Maker to the Payee to which reference is hereby made for a description of the Mortgaged Property (as defined in the Mortgage), the nature and extent of the security, the rights of the Payee in respect thereof and the terms and conditions upon which this Note is issued.

If any principal, interest or other sums payable under this Note or under the Mortgage are not promptly paid when due and not cured within fifteen (15) days after written demand from Payee to Maker or if default be made in the performance of any other agreements, conditions or covenants contained herein or in the Mortgage, which nonmonetary default is not cured within thirty (30) days after written notice from Payee to Maker or if such nonmonetary default by its nature cannot be cured within thirty (30) days, Maker within said thirty (30) days has not commenced to cure said default and thereafter actually cured such default within six (6) months after such notice subject to force majeure, then the Principal Amount and accrued interest shall become due and payable immediately, at the option of the holder hereof. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

Maker agrees to pay all costs of collection of this Note including reasonable attorneys' fees, and all costs, expenses and attorneys' fees for any retrial, rehearing or appeals. Any and all sums due hereunder after a default beyond any applicable grace or cure period under this Note or under the Mortgage shall bear interest at the rate which is five points higher than the rate of interest in effect under this Note at the time of such default from the date when such sums are due until paid. The interest payable or agreed to be paid hereunder shall not exceed the highest lawful rate of interest permitted in the State of Florida, and if, inadvertently, there is such excess sum, it shall be applied to reduce the Principal Amount or returned to Maker if this Note is then paid in full.

The Maker hereby waives presentment for payment, protest, notice, notice of protest and notice of dishonor and agrees to remain and continue to be bound for the payment of all sums due under this Note notwithstanding any renewals or extension of the time for payment of sums due hereunder or any changes by way of release, surrender or substitution of any security for this Note, and waive all and every kind of notice of such extensions or changes.

The Maker shall be exculpated from personal liability for payment of the indebtedness represented hereby and the Holder, by acceptance hereof agrees that it shall not seek, be entitled to or enforce any deficiency judgment against the Maker, its successor or assigns and that Holder's sole remedy shall be limited to its rights of repossession, foreclosure or sale of the Mortgaged Property as provided in the Mortgage and such other rights in or recourse to the property, both real and personal, hypothecated by Maker under the Mortgage.

Time is of the essence with respect to all obligations hereunder.

This Note shall be construed and enforced according to the laws of Florida. Venue for any action concerning this Note shall be in Lee County, Florida.

This Note may be prepaid in whole or in part at any time, without penalty, and any prepayment shall apply first to accrued interest and then to principal.

This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
"MAKER" GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership By: Name: Title:

EXHIBIT "C"
PURCHASE MONEY MORTGAGE
This instrument prepared by
And return to:
Frank B. Bazzel, Esq.
Morris, Manning & Martin, L.L.P.
1600 Atlanta Financial Center
3343 Peachtree Road, N.E.
Atlanta, Georgia 30326

MORTGAGE DEED

THIS MORTGAGE DEED (the "Mortgage"), dated as of ______________________, 200_, by and between GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership, a whose permanent post office mailing address is ___________________________, facsimile no. ___________ (hereinafter called "Mortgagor"), and ALICO-AGRI, LTD., a Florida limited partnership, whose permanent post office mailing address is ____________________________, facsimile no. ___________ (hereinafter called "Mortgagee").

W I T N E S S E T H:

WHEREAS, Mortgagor is indebted to Mortgagee in the principal sum of ________________________________________________________________________ Dollars ($___________) together with interest thereon, as evidenced by that certain promissory note of even date herewith, executed by Mortgagor and delivered to Mortgagee (the "Note"), the terms of which are incorporated in and made a part of this Mortgage and which provide that all principal and accrued interest is due and payable on or before the date or dates described in the Note.

NOW, THEREFORE, in order to secure the performance and observance by Mortgagor of all covenants and conditions of the Note, this Mortgage and all other instruments securing the Note or referred to herein, and for other valuable considerations, the receipt of which is acknowledged, Mortgagor hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, hypothecates, pledges, delivers, sets over, warrants and confirms unto Mortgagee forever, all of Mortgagor's estate, right, title and interest in, to and under the following (all of which is hereinafter referred to as the "Mortgaged Property"):

THE MORTGAGED PROPERTY

  A. THE LAND. All the land located in the County of Lee, State of Florida (the "Land"), as more particularly described in Exhibit "A" attached hereto and by reference made a part hereof, subject only to those Permitted Exceptions set forth on Exhibit "B" attached hereto and by reference made a part hereof.

  B. THE IMPROVEMENTS. TOGETHER WITH all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, and all fixtures, machinery, appliances, equipment, furniture, and personal property of every nature whatsoever now or hereafter owned by Mortgagor and located in or on, or attached to, or used or intended to be used in connection with or with the operation of, the land, buildings, structures or other improvements, or in connection with any construction being conducted or which may be conducted thereon, and owned by Mortgagor, including all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing and all of the right, title and interest of Mortgagor in and to any such personal property or fixtures (subject to any lien, security interest or claim together with the benefit of any deposits or payments now or hereafter made on such personal property or fixtures by Mortgagor or on its behalf) (the "Improvements").

  C. EASEMENTS OR OTHER INTERESTS. TOGETHER WITH all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the property hereinabove described, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of Mortgagor of, in and to the same, including but not limited to all judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the property described in Paragraphs A, B and C hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in Paragraphs A, B and C hereof or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the property described in Paragraphs A, B and C hereof or any part thereof.

  D. ASSIGNMENT OF RENTS. TOGETHER WITH all rents, royalties, issues, profits, revenue, income and other benefits from the property described in Paragraphs A, B and C hereof to be applied against the indebtedness and other sums secured hereby, provided, however, that permission is hereby given to Mortgagor so long as no default has occurred hereunder beyond any applicable grace or cure period, to collect, receive, take, use and enjoy such rents, royalties, issues, profits, revenue, income and other benefits as they become due and payable, but not in advance thereof. The foregoing assignment shall be fully operative without any further action on the part of either party and specifically Mortgagee shall be entitled, at its option upon the occurrence of a default hereunder which remains uncured beyond the expiration of any applicable grace or cure period, to all rents, royalties, issues, profits, revenue, income and other benefits from the property described in Paragraphs A, B and C hereof whether or not Mortgagee takes possession of the property described in Paragraphs A, B and C hereof. Upon any such uncured default hereunder, the permission hereby given to Mortgagor to collect such rents, royalties, issues, profits, revenue, income and other benefits from the property described in Paragraphs A, B and C hereof shall terminate and such permission shall not be reinstated upon a cure of the default without Mortgagee's specific consent. Neither the exercise of any rights under this paragraph by Mortgagee nor the application for any such rents, royalties, issues, profits, revenue, income or other benefits to the indebtedness and other sums secured hereby, shall cure or waive any default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

  E. ASSIGNMENT OF LEASES. TOGETHER WITH all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the property described in Paragraphs A, B and C hereof, together with all security therefor and all monies payable thereunder, subject, however, to the conditional permission hereinabove given to Mortgagor to collect the rentals under any such lease. The foregoing assignment of any lease shall not be deemed to impose upon Mortgagee any of the obligations or duties of Mortgagor provided in any such lease, and Mortgagor agrees to fully perform all obligations of the lessor under all such leases. Upon Mortgagee's request, Mortgagor agrees to send to Mortgagee a list of all leases covered by the foregoing assignment and any such lease shall expire or terminate or as any new lease shall be made, Mortgagor shall so notify Mortgagee in order that at all times Mortgagee shall have a current list of all leases affecting the property described in Paragraphs A, B and C hereof. Mortgagee shall have the right, at any time and from time to time, to notify any lessee of the rights of Mortgagee as provided by this paragraph. From time to time, upon request of Mortgagee, Mortgagor shall specifically assign to Mortgagee as additional security hereunder, by an instrument in writing in such form as may be approved by Mortgagee, all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the Mortgaged Property, together with all security therefor and all monies payable thereunder, subject to the conditional permission hereinabove given to Mortgagor to collect the rentals under any such lease. Mortgagor shall also execute and deliver to Mortgagee any notification, financing statement or other document reasonably required by Mortgagee to perfect the foregoing assignment as to any such lease. Notwithstanding anything herein to the contrary, so long as no default has occurred hereunder beyond any applicable grace or cure period, Mortgagor shall have the right to modify and terminate any leases affecting the Mortgaged Property in Mortgagor’s discretion, without obtaining Mortgagee’s prior consent.

This instrument constitutes an absolute and present assignment of the rents, royalties, issues, profits, revenue, income and other benefits from the Mortgaged Property, subject, however, to the conditional permission given to Mortgagor to collect, receive, take, use and enjoy the same as provided hereinabove; provided, further, that the existence or exercise of such right of Mortgagor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor, and any such subsequent assignment by Mortgagor shall be subject to the rights of Mortgagee hereunder.

  F. FIXTURES AND PERSONAL PROPERTY. TOGETHER WITH a security interest in (i) all property and fixtures affixed to or located on the property described in Paragraphs A, B and C hereof which, to the fullest extent permitted by law shall be deemed fixtures and a part of the real property; (ii) all articles of personal property and all materials delivered to the property described in Paragraphs A, B and C hereof for use in any construction being conducted thereon, and owned by Mortgagor; (iii) all contract rights, general intangibles, actions and rights in action, including all rights to insurance proceeds and proceeds of condemnation or eminent domain as all of the same may relate to the property described in Paragraphs A, B and C hereof; (iv) subject to the rights of Mortgagor in and to all such Permits (hereinafter defined), and the rights of Mortgagor to terminate, modify and/or amend any such Permits, as same pertain to the rights of Mortgagor to develop all portions of the Mortgaged Property released from the lien of this Mortgage, all development rights, consents, approvals, permits, licenses, reservations, prepaid utility fees or deposits, prepaid impact fees, and authorizations now or hereafter created, issued or paid for construction, development or operation of the Mortgaged Property (the "Permits"), including, but not limited to, those set forth on Exhibit "__" hereto; (v) all contracts for the design, engineering and construction for the Approved Common Infrastructure Improvements (as defined herein)(including but not limited to the payment and performance bonds, if any) to be installed in the Project as defined herein, or any portion thereof; and (vi) all proceeds, products, replacements, additions, substitutions, renewals and accessions of any of the foregoing. Mortgagor (Debtor) hereby grants to Mortgagee (Creditor) a security interest in all fixtures, rights in action and personal property described herein.

This Mortgage is a self-operative security agreement with respect to such property, but Mortgagor agrees to execute and deliver on demand such other security agreements, financing statements and other instruments as Mortgagee may request in order to perfect its security interest or to impose the lien hereof more specifically upon any of such property. Mortgagee shall have all the rights and remedies in addition to those specified herein of a secured party under the Uniform Commercial Code.

TO HAVE AND TO HOLD the same, together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining and the reversions, remainders, rents, issues and profits thereof, and also all the estate, right, title, interest, property, possession, claim or demand of the Mortgagor in and to the same, and every part thereof, unto the Mortgagee in fee simple.

AND Mortgagor covenants with the Mortgagee that Mortgagor is indefeasibly seized of the Mortgaged Property in fee simple; that it has full power and lawful right to convey and mortgage the same in fee simple; that upon default it shall be lawful for the Mortgagee at all times peaceably and quietly to enter upon, hold, occupy, possess and enjoy the Mortgaged Property, and every part thereof; that the Mortgaged Property is and will, except as allowed herein, remain free from all liens and encumbrances, including taxes and assessments, except for the Permitted Exceptions, assessment liens for CDDs (hereinafter defined), easements for roads, utilities, lakes and other infrastructure improvements constructed on the Mortgaged Property from time to time consistent with the Approved Site Plan (as such plan may be modified from time to time), and as herein otherwise provided; that Mortgagor will make such further assurances to perfect the fee simple title to the Mortgaged Property in Mortgagee as may be reasonably required, and that Mortgagor does hereby fully warrant the title thereto, and every part thereof, and will defend the same against the lawful claims of all persons whomsoever.

PROVIDED ALWAYS that if the Mortgagor shall pay to the Mortgagee the indebtedness evidenced by the Note or any renewal or replacement of the Note and if the Mortgagor shall duly, promptly and fully perform, comply with and abide by each and every one of the stipulations, agreements, conditions and covenants of the Note, this Mortgage, or other instruments referred to herein, then this Mortgage and the estate hereby created shall cease and be null and void.

Mortgagor further covenants and agrees with Mortgagee as follows:

  1. USE OF MORTGAGED PROPERTY. To develop the Mortgaged Property as a multi-use residential community (the "Project") consisting of approximately ____ residential lots (the "Lots" or "Units") together with ____ eighteen hole golf course(s) with clubhouse and related amenities (each a "Golf Course", collectively the "Golf Courses") and other related common facilities and amenities (collectively the "Project"), to be constructed on the Mortgaged Property substantially in accordance with the site plan attached hereto as Exhibit "___" and incorporated herein by this reference, as such site plan may be amended from time to time during the process of development of the Mortgaged Property (such site plan, as amended, shall be referred to as the "Approved Site Plan") as finally approved by Lee County, Florida, pursuant to the terms of that certain Third Amended and Restated Agreement of Purchase and Sale dated __________, 2003 between Mortgagor and Mortgagee, as amended (the "Purchase and Sale Agreement").

  2. PAYMENT. To pay all sums secured hereby, together with interest and other appurtenant charges thereon, when the same shall become due, as provided in the Note, this Mortgage or other instruments referred to herein or evidencing any renewal or extension thereof.

  3. TAXES AND OTHER PAYMENTS. To pay and discharge when due any taxes, assessments, levies, charges, liabilities, claims, liens, obligations, impositions and encumbrances of every nature and kind now on the Mortgaged Property, or that hereafter may be imposed, suffered, placed, levied or assessed thereon, or that hereafter may be levied or assessed upon this Mortgage or the indebtedness secured hereby, including, but not limited to, all impact fees, utility reservation fees, off-site impact fees or costs, as and when due, and to produce receipts therefor upon demand and to provide Mortgagee on or before December 31st of each year of the term hereof with receipts for payment of all real property taxes on the Mortgaged Property for such prior year. The failure of Mortgagor to provide the paid tax receipts as required herein shall constitute a monetary default hereunder if and only at such time as Mortgagor has still failed to provide the paid tax receipts after Mortgagee provides written notice to Mortgagor of its non-receipt of such paid tax receipts and Mortgagor fails to provide such receipts to Mortgagee within ten (10) business days after receipt of such a notice.

  4. INSURANCE. (i) To keep the Mortgaged Property insured against loss or damage by fire and all perils included within the term "extended coverage endorsement" in an amount equal to its full replacement value, such insurance to be issued by companies approved by Mortgagee, which approval shall not be unreasonably withheld, delayed or denied. The policy or policies of insurance shall contain a standard mortgagee clause with loss payable to Mortgagee; and (ii) to maintain comprehensive general liability insurance for not less than Ten Million and no/100 Dollars ($10,000,000.00) against claims and liability for injury to persons or property occurring on the Mortgaged Property, including all appurtenant easements. All such policy or policies of insurance shall name Mortgagee as an additional insured and shall provide for not less than ten (10) days prior written notice of modification, cancellation, termination or expiration to Mortgagee.

  5. REPAIRS; WASTE. To keep the Mortgaged Property in good condition and repair and to permit, commit, or suffer no waste, impairment or deterioration of any part thereof and Mortgagee shall have the right to inspect the Mortgaged Property on reasonable notice to Mortgagor and, if Mortgagor so elects, Mortgagee shall be accompanied by a representative of Mortgagor on any such inspection. Mortgagor will not erect, build or construct upon any portion of the Mortgaged Property, any building or structure of any kind whatsoever, the erection, building or construction of which is not contemplated on or by the Approved Site Plan or, if not so contemplated on or by the Approved Site Plan, has not been otherwise previously approved by Mortgagee in writing.

  6. GOVERNMENTAL REGULATION. To observe, abide by and comply with all statutes, ordinances, orders, permits, requirements, development agreements or decrees relating to the Mortgaged Property by any federal, state or municipal authority or subdivision thereof, and to observe and comply with all conditions and requirements necessary to preserve and extend the Permits, including without limitation any and all rights, licenses, consents, approvals, permits, development rights (including but not limited to, zoning variances, special exceptions and nonconforming uses), privileges, franchises and concessions which are applicable to the Mortgaged Property or which have been granted to or contracted for by Mortgagor in connection with any existing, presently contemplated or future use of the Mortgaged Property. Mortgagor shall promptly provide to Mortgagee copies of all correspondence, memos, notices, claims or demands to or from any governmental authority relating to the Permits. Failure by Mortgagor to keep and maintain in full force and effect and in good standing all such Permits now or hereafter granted and acquired with respect to the Mortgaged Property and all development rights thereon shall constitute a default hereunder if and only at such time as Mortgagor has still failed to maintain any such Permit after Mortgagee provides written notice to Mortgagor of its failure to maintain any such Permit and Mortgagor fails to obtain or reinstate the applicable Permit and provide evidence thereof to Mortgagee within thirty (30) business days (or reasonable longer period as is necessary to obtain or reinstate the applicable Permit provided Mortgagor is diligently seeking such Permit or reinstatement within said thirty (30) business day period) after receipt of such a notice. If at any time during the term hereof, Mortgagee reasonably deems any Permits to be in jeopardy of loss, expiration or termination due to Mortgagor's failure to comply with any requirement thereof, Mortgagee shall be entitled, upon reasonable notice under the circumstances to Mortgagor, to take all actions necessary to preserve those Permits and charge the reasonable costs thereof, including attorneys' fees, to Mortgagor. Failure of Mortgagor to pay such costs within thirty (30) business days of written demand from Mortgagee shall be an additional event of default. In the event Mortgagee reacquires any portion of the Mortgaged Property through foreclosure, deed in lieu of foreclosure or otherwise, it is expressly agreed that the Mortgagor and Mortgagee shall be entitled to exercise the rights granted by and under the Permits to develop their respective portions of the Mortgaged Property in accordance with the Approved Site Plan.

  7. FUTURE ADVANCES. Upon request of Mortgagor, Mortgagee, at Mortgagee’s sole option, within twenty (20) years from date of this Mortgage, may make future advances to Mortgagor. It is hereby specifically agreed that any sum or sums which may be loaned or advanced by the Mortgagee to the Mortgagor at any time after the recording of this Mortgage, together with interest thereon at the rate agreed upon at the time of such loan or advance, shall be equally secured with and have the same priority as the original indebtedness and be subject to all the terms and provisions of this Mortgage, providing that the aggregate amount of the principal outstanding at any time shall not exceed an amount equal to two times the principal amount originally secured hereby.

  8. ASSIGNMENT OF RENTS AND LEASES. Mortgagor hereby grants a first assignment and pledge to Mortgagee, as additional security for the payment of indebtedness secured by this Mortgage, of any and all leases, written or oral, rents, income, profits, issues, and revenues, from whatever source derived existing now or hereafter on the Mortgaged Property; and Mortgagor covenants to observe all the obligations of the lessor in any leases and not to do or permit to be done anything to impair the security thereof; not to execute any other assignment of lease or assignment of rents of the Mortgaged Property; and, except at times when Mortgagee is not in default of its obligations under this Mortgage beyond any applicable grace or cure period, during which times that Mortgagee is not in default Mortgagee shall have a free right to alter, modify, changes the terms, surrender, cancel or terminate any leases without the prior consent of Mortgagor, not to alter, modify or change the terms of, or surrender, cancel or terminate any leases, without the prior written consent of Mortgagee.

  9. EMINENT DOMAIN. In the event of condemnation proceedings of the Mortgaged Property, the award or compensation payable thereunder is hereby assigned to and shall be paid to Mortgagee to the extent of the sums due hereunder. Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings, Mortgagee may be represented by counsel selected by Mortgagee. In the event of a total condemnation, the proceeds of any award or compensation so received shall, at the option of Mortgagee, either be applied to the prepayment of the Note, or at the option of Mortgagee, such award shall be paid over to Mortgagor for restoration of the Mortgaged Property. In the event of a partial condemnation, Mortgagor shall pay over to Mortgagee such portion of the award as is reasonably necessary to restore the portion of the remaining Mortgaged Property not condemned but affected by such condemnation, and the balance shall be payable to Mortgagee to be applied as a prepayment of the Note.

  10. EXPENSES OF COLLECTION. All sums secured by this Mortgage shall be payable at Mortgagee’s address set forth above, and, unless otherwise provided in this Mortgage, shall bear interest at the same rate per annum as the Note bears, from date of accrual until paid. If the Note or any other sums secured by this Mortgage shall be collected by legal proceedings or through a probate or bankruptcy court, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by the option given to the Mortgagee to accelerate the maturity, Mortgagor agrees to pay all and singular the costs, charges and expenses, including attorneys' fees through all stages of legal proceedings (including bankruptcy, pretrial, trial, appellate and administrative) reasonably incurred, or paid at any time by the Mortgagee because of the failure on the part of the Mortgagor to perform, comply with and abide by each and every one of the stipulations, agreements, conditions and covenants of the Note, this Mortgage or other instruments referred to herein, and every such payment shall bear interest at the rate which is five points higher than the rate of interest in effect under the Note at the time of such default from the date when such sums are due until paid.

  11. TRANSFERS AND ENCUMBRANCES. Unless otherwise provided in this Mortgage, if, without Mortgagee's prior written consent, which shall not be unreasonably withheld, conditioned or delayed by Mortgagee, all or any part of the Mortgaged Property, or any interest therein, is sold, conveyed, leased, assigned or transferred in any manner or further encumbered by Mortgagor, whether voluntarily or by operation of law, then in that event Mortgagee may declare all sums secured by this Mortgage immediately due and payable. This provision shall not be construed to prevent Mortgagor from (i) entering into contracts to sell parcels of the Mortgaged Property which are to be released from the lien of this Mortgage at the closing of such contracts, or (ii) conveying portions of the Mortgaged Property to a property owner’s association, to the public or any other government entity, or (iii) encumbering the Mortgaged Property with the lien of financing provided for bonds issued by any CDD (defined below) and/or any and all assessment liens that shall secure bonds issued by any such CDD.

  12. INSOLVENCY. It shall be a default of this Mortgage if the Mortgagor shall (a) consent to the appointment of a Receiver, Trustee or Liquidator of all or a substantial part of the Mortgagor's assets, or (b) be adjudicated a bankrupt or insolvent, or file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they become due, or (c) make a general assignment for the benefit of creditors, or (d) file a petition or answer seeking reorganization or arrangement of creditors, or to take advantage of any insolvency law, or (e) file an answer admitting the material allegations or a petition filed against the Mortgagor in any bankruptcy, reorganization or insolvency proceeding or (f) itself take action for the purpose of affecting any of the foregoing, or (g) if any order, judgment or decree shall be entered upon an application of a creditor or Mortgagor by a court of competent jurisdiction approving a petition seeking appointment of a Receiver, or Trustee of all or a substantial part of the Mortgagor's assets and such order, judgment or decree shall continue unstayed and in effect for a period of ninety (90) days.

  13. MORTGAGEE'S PERFORMANCE OF DEFAULTED ACTS. If Mortgagor shall default, after the giving of notice and the lapse of any applicable grace or cure period, in any of the stipulations, agreements, conditions and covenants contained in the Note, this Mortgage or other instruments referred to herein, or in the payment of any taxes, assessments, levies, charges, liabilities, liens, claims, obligations, impositions and encumbrances on the Mortgaged Property, or fail to make any payment of any insurance premiums or other charges, or any other monies required to be paid under the Note, the Mortgage or other instruments referred to herein, or to keep the Permits in full force and effect and in good standing, or to keep the Mortgaged Property in good condition and repair or shall commit or permit waste, or if there be commenced any action or proceeding affecting the Mortgaged Property or the title thereto, or the interest of Mortgagor therein, then the Mortgagee may, at its option, subject to the notices and cure periods set forth in paragraph 14 below, take such action or pay such sums as Mortgagee deems advisable to cure such defaults including the prosecution or defense of litigation, and all expenditures made by the Mortgagee in that connection, including reasonable attorneys' fees, shall be secured by the lien of this Mortgage, shall draw interest at the rate which is five points higher than the rate of interest in effect under the Note at the time of such default from the date when such sums are due until paid, and shall, at the option of the Mortgagee, be added to the unpaid principal amount due under the Note or be payable by Mortgagor immediately and without demand. Neither the right nor the exercise of the right herein granted unto the Mortgagee to make any such payments shall preclude the Mortgagee from exercising its option to cause the whole indebtedness secured hereby to become immediately due and payable by reason of the Mortgagor's default in making such payments.

  14. DEFAULT; ACCELERATION OF INDEBTEDNESS. (i) If any installment of the Note, whether of principal or interest or both, or the payment of any other sums of money referred to in this Mortgage, whether such payment is due to Mortgagee or to others, is not promptly and fully paid when due, and such default remains uncured for a period of fifteen (15) days after written notice thereof from Mortgagee to Mortgagor or (ii) in the event a nonmonetary breach or default be made by the Mortgagor in any one of the stipulations, agreements, conditions and covenants of said Note, this Mortgage, or any other documents or instruments executed and delivered by the Mortgagor to and in favor of the Mortgagee as security for, evidence of or otherwise connected with or incidental to the loan transaction or extension of credit evidenced by the Note and secured by this Mortgage, or if each and every one of said stipulations, agreements, conditions and covenants are not otherwise duly, promptly and fully discharged or performed and Mortgagor fails to cure such nonmonetary default within thirty (30) days after written notice thereof from Mortgagee to Mortgagor or if such default cannot be cured within such cure period, if Mortgagor fails to commence such cure within said thirty (30) days and thereafter diligently and in good faith pursues said cure and, in fact, cures said default within a reasonable time necessary to cure such default (subject to force majeure), (for purposes herein, any of such events described in clause (i) or (ii) above not cured within the applicable grace period are hereinafter referred to as an "Event of Default") then the Mortgagee, at its option, may thereupon or thereafter declare the indebtedness evidenced by the Note as well as all other monies secured hereby, to be forthwith due and payable, whereupon the principal of and the interest accrued on the indebtedness evidenced and represented by the Note and all other indebtedness evidenced and represented by the Note and all other sums secured by this Mortgage shall immediately become and be due and payable as if all of said sums of money were originally stipulated to be paid on such day, and thereupon, without notice or demand, the Mortgagee may avail itself of all rights and remedies provided by law and may prosecute a suit at law or in equity as if all monies secured hereby had matured prior to its institution, anything in this Mortgage or in the Note to the contrary notwithstanding. The Mortgagee may foreclose this Mortgage as to the amount so declared due and payable, and the Mortgaged Property shall be sold according to law to satisfy and pay the same together with all costs, expenses and allowances, including, without limitation, a reasonable fee for the Mortgagee's attorneys for pretrial, trial and appellate proceedings. The Mortgaged Property may be sold in one parcel, several parcels or groups of parcels, and the Mortgagee shall be entitled to bid at the sale and, if the highest bidder for the Mortgaged Property or any part or parts thereof, shall be entitled to purchase the same. The failure or omission on the part of the Mortgagee to exercise the option for acceleration of maturity and foreclosure of this Mortgage following any default as aforesaid or to exercise any other option granted hereunder to Mortgagee when entitled to do so in any one or more instances, or the acceptance by Mortgagee of partial payment of the indebtedness secured hereby, whether before or subsequent to Mortgagor's default hereunder, shall not constitute a waiver of any such default or the right to exercise any such option, but such option shall remain continuously in force. Acceleration of maturity, once claimed hereunder by Mortgagee, at the option of Mortgagee, may be rescinded by written acknowledgment to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity.

Any sums due and owing to Mortgagee hereunder or under the Note for any purpose whatsoever after an Event of Default shall bear interest at the rate which is five points higher than the rate of interest in effect under the Note at the time of such default from the date when such sums are due until paid to Mortgagee. All agreements between Mortgagor and Mortgagee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that under no contingency whatsoever, whether by reason of acceleration of the maturity of the Note, or otherwise, shall the amount paid, or agreed to be paid, to Mortgagee for the use, forbearance, or detention of the money to be loaned under the Note, or otherwise, or for the payment or performance of any covenant or obligation contained in the Note or this Mortgage, or other instrument evidencing, securing, or pertaining to the indebtedness evidenced by the Note, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of the Note or this Mortgage, or other instrument, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances Mortgagee shall ever receive anything of value deemed interest by applicable law in an amount which would exceed interest at the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note or to any other principal indebtedness of the Mortgagor to the Mortgagee, and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Note and such other indebtedness, such excess shall be refunded to Mortgagor. All sums paid, or agreed to be paid, by Mortgagor for the use, forbearance, or detention of the indebtedness of Mortgagor to Mortgagee shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Mortgagor and Mortgagee.

  15. RECEIVER. Upon an Event of Default by Mortgagor, Mortgagee shall be entitled to the appointment by a court of competent jurisdiction of a receiver of the Mortgaged Property as a matter of absolute right and without notice; with power to collect the rents, issues and profits of the Mortgaged Property due and coming due during the pendency of an action to foreclose this Mortgage, without regard to the value of the Mortgaged Property or the solvency of any person liable for the payment of any sums secured hereunder. Mortgagor, for itself and any subsequent owner, hereby waives any and all defenses to the application for a receiver as above provided, and hereby specifically consents to such appointment without notice; but nothing contained in this Mortgage is to be construed to deprive the Mortgagee of any other right, remedy or privilege it may now have under the law to have a receiver appointed. This provision for the appointment of a receiver of the rents and profits and the assignment of such rents and profits is made an express condition upon which the loan hereby secured is made. The costs, fees and expenses incurred pursuant to the exercise of the foregoing powers shall be an additional indebtedness secured by the lien of this Mortgage.

  16. WAIVER AND MODIFICATION. No modification or waiver hereof shall be effective between the Mortgagor and the Mortgagee unless it is in writing and duly executed by the party to be bound. Third parties shall be bound by any modification or waiver hereof in writing and duly recorded in the public records of the county in which the Mortgaged Property is located, or of which such third parties have actual notice. Without affecting the liability of Mortgagor or any other person (except any person expressly released in writing) for payment of any indebtedness secured hereby or for performance of any obligation contained herein, and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, Mortgagee may, at any time and from time to time, either before or after the maturity of the Note, and without notice or consent:

  f. Release any person liable for payment of all or any part of the indebtedness or for performance of any obligation;

  g. Make any agreement extending the time or otherwise altering the terms of payment of all or any part of the indebtedness, or modifying or waiving any obligation, on subordinating, modifying or otherwise dealing with the lien or charge hereof;

  h. Exercise or refrain from exercising or waive any right Mortgagee may have;

  i. Accept additional security of any kind; and

  j. Release or otherwise deal with any property, real or personal, securing the indebtedness, including all or any part of the Mortgaged Property.

No waiver or any default on the part of Mortgagor or of any breach of any of the provisions of this Mortgage shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time.

  17. MORTGAGOR'S STATUS. Mortgagor represents and warrants that it is duly organized and validly existing, in good standing under the laws of the state of its incorporation, has partnership interests outstanding which have been duly and validly issued, and is qualified to do business and is in good standing in the State of Florida, with full power and authority to consummate the transactions contemplated hereby.

  18. DEVELOPMENT REQUIREMENTS. It shall constitute an additional event of default under this Mortgage in the event that Mortgagor (subject to the notice and cure periods set forth at clause (ii) of paragraph 14 above):

f. Materially modifies or materially amends the Approved Site Plan without Mortgagee's prior written approval which approval shall not be unreasonably withheld, or fails to develop the Mortgaged Property in accordance with the Approved Site Plan and all Permits, development orders and development agreements pertaining thereto. Notwithstanding anything contained herein to the contrary, Mortgagor, without such action constituting an event of default under this Mortgage, shall be entitled to terminate, modify and/or amend any Permits, development orders and development agreements in order to effectuate development of the Mortgaged Property in accordance with the Approved Site Plan (as such Approved Site Plan may be amended from time to time) without the consent of Mortgagee so long as Mortgagor is not in default beyond any applicable grace or cure period.

  g. Fails to maintain in full force and effect without material modification all Permits and other development rights in effect from time to time necessary to develop the Property in accordance with the Approved Site Plan. The parties hereto acknowledge that both the Mortgagor with respect to property released from the lien of this Mortgage and Mortgagee with respect to property remaining encumbered by the lien of this Mortgage, shall have the right to exercise the rights granted by the Permits to develop their respective properties in accordance with the Approved Site Plan in the event Mortgagee ever acquires or reacquires any of the Mortgaged Property pursuant to foreclosure, deed in lieu of foreclosure or otherwise. Mortgagee acknowledges that during the term of this Mortgage, Mortgagor shall have the right to assign its rights to develop unencumbered property granted by such Permits to its Lenders to secure financing for construction of the improvements thereon and the full development thereof. Mortgagor agrees that during the term of this Mortgage, Mortgagee shall be entitled to copies of all such Permits in existence now or created during the term hereof or as modified during the term hereof. Mortgagor shall promptly provide Mortgagee with copies of such Permits and all material correspondence, memoranda, notices, demands and other information pertaining to such Permits and the Approved Site Plan or other development rights with respect to the Mortgaged Property from or to all governmental agencies. Mortgagee shall have the rights to take all reasonable steps necessary to maintain all Permits and other development rights which are to expire or otherwise be adversely affected upon reasonable prior notice to Mortgagor. All reasonable expenses incurred by Mortgagee therefor shall be charged to Mortgagor and shall be paid to Mortgagee upon demand. Mortgagee acknowledges that any material modification of the Permits or the Approved Site Plan shall be a default hereunder unless Mortgagor first obtains Mortgagee's written consent which shall not be unreasonably withheld or delayed.

  19. RELEASE PROVISIONS.

a. By its acceptance of this Mortgage and the Note, the Mortgagee agrees that, so long as the Mortgagor shall not be in default beyond any applicable grace or cure period at the time of any requested release, of any of the stipulations, agreements, conditions and covenants of the Note, this Mortgage or other instruments referred to herein or given in connection with this Mortgage, the Mortgagee shall, upon the request of the Mortgagor in accordance with the provisions of this Mortgage and the payment or prepayment on account of the principal amount of the indebtedness represented by the Note of the applicable Release Payment hereinafter specified, release portions of the Mortgaged Property from the lien and encumbrance hereof upon and subject to the conditions, set forth herein.

(i) Release of Lots or Units from the lien of this Mortgage. Mortgagor may elect, at any time prior to payment of the Note in full, by means of a written request delivered to Mortgagee (each and every such request being a "Release Request"), to request the release from the lien of this Mortgage of all or any portion of the Mortgaged Property either in the form of particular lots or units specified by Mortgagor as shown on a subdivision plat approved by Lee County or in the form of particular acreage tracts specified by Mortgagor as shown on the Approved Site Plan, upon payment to Mortgagee of the required "Release Payment" (as determined in accordance with the procedure set forth below) for such lots/units or acreage tracts which the Mortgagor desires to be released. Upon submission to Mortgagee of any such Release Request and the applicable Release Payment, Mortgagee shall execute a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of this Mortgage the lots/units or acreage identified by Mortgagor in such Release Request.

The Release Payment for the lots/units or acreage requested to be released from the lien of this Mortgage pursuant to any particular Release Request shall be determined as follows: (i) if the Release Request specifies lots/units to be released, then the Release Payment applicable to such Release Request shall be calculated by multiplying the Per Lot Release Price (hereinafter defined) by the number of lots or units requested to be released in the applicable Release Request, or (ii) if the Release Request specifies any acreage tract to be released, then the Release Payment applicable to such Release Request shall be calculated by multiplying the Per Lot Release Price by the number of lots/units approved by the applicable governmental authority for development contained within the acreage tract to be released as shown on the Approved Site Plan. The "Per Lot Release Price" [AT THE TIME OF CLOSING, AN ACTUAL NUMBER SHOULD BE INSERTED HEREIN.] shall be equal to (i) the sum of the aggregate cash Purchase Price due under the Purchase and Sale Agreement if all acres included in the Purchase and Sale Agreement were purchased at the Closing, divided by (ii) the total number of approved lots shown on the Approved Site Plan for residential development, multiplied by (iii) 110%.

Mortgagor shall be required, at the times specified in the Note, to make the required minimum annual principal payments due under the Note for every year of the term of the Note. All sums paid by Mortgagor in any given year for the release of lots/units and/or acreage, in accordance with any Release Request or otherwise, shall be credited towards the minimum annual principal payment due under the Note for such year (or if applicable, the following year or years until the credit is exhausted), thus thereby reducing the balance of the minimum annual principal payment due in such year by the amount so paid. In the event that Mortgagor does not make a Release Request in any given year or the Release Request(s) made by Mortgagor in any given year do not result in a payment to Mortgagee of the total amount of the minimum annual principal payment due for such year under the Note, then Mortgagor may specify to Mortgagee, at the time Mortgagor makes such year’s minimum annual principal payment or any balance thereof which is due, the lots/units and/or acreage tracts desired and identified by Mortgagor by reference to the Property Subdivision Plat to be released by Mortgagee from the lien of this Mortgage, the value of which lots or acreage tracts shall not exceed the minimum annual principal payment. Upon delivery of any such Release Request and payment by Mortgagor to Mortgagee of any minimum annual principal payment, Mortgagee shall deliver a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of this Mortgage the lots or acreage so requested by Mortgagor to be released. If at any time during the term of the Note, Mortgagor makes any payments of principal thereunder but does not desire any particular release at the time of such payment, then Mortgagee shall acknowledge such payment by Mortgagor and at any time thereafter, Mortgagor shall be entitled to submit a Release Request to Mortgagee requesting release of lots or acreage with a value not in excess of the amount of Mortgagor’s credit balance under the Note, and upon submission of such Release Request to Mortgagee (and without the need for any Release Payment), Mortgagee shall deliver a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of this Mortgage the lots or acreage identified by Mortgagor by reference to the Approved Site Plan requested by Mortgagor to be released.

(ii) Release of portions of the Mortgaged Property to be used for Golf Courses and Infrastructure and Common Improvements from the lien of this Mortgage. Notwithstanding anything contained herein to the contrary, from time to time upon satisfaction of the Project Infrastructure Release Conditions (hereinafter defined), Mortgagor shall be entitled to obtain a release from the lien of this Mortgage, without the necessity of any payment being made under the Note, of any portion of the Mortgaged Property shown on the Approved Site Plan (as such plan may be amended from time to time in accordance with the provisions of the Purchase and Sale Agreement) to be designated for use as, or on which will be constructed, a golf course or golf courses, lakes, roads, utilities, rights-of-way, or other infrastructure improvements, common improvements or facilities (i.e., improvements or facilities which are for the common use and benefit of more than one lot or unit) for the benefit of and/or necessary or required for or by Mortgagor’s development, the public, any homeowner’s association or any community development district, all as contemplated by the Approved Site Plan (the golf courses and other infrastructure improvements and common facilities shall be hereinafter collectively referred to as the "Approved Common Infrastructure Improvements"). Should Mortgagor at any time desire to have released any portion of the Mortgaged Property for the purpose of using such portions of the Mortgaged Property for Approved Common Infrastructure Improvements, Mortgagor shall deliver a written request to Mortgagee (each and every such request being a "Project Infrastructure Release Request") wherein Mortgagor shall specify the acreage tracts to be released and the use for such acreage tracts, which request shall be accompanied by evidence, or state the date on which such evidence is estimated to be available, that all of the following conditions (" Project Infrastructure Release Conditions") have been satisfied by Mortgagor: (i) Mortgagor shall not be in default under this Mortgage beyond any applicable grace or cure period at the time of any requested release; (ii) Mortgagor has entered into a construction contract with an unaffiliated contractor for the construction of the particular improvements that qualify as Approved Common Infrastructure Improvements on the land requested by Mortgagor to be released, which construction contract shall only include the particular Approved Common Infrastructure Improvements to be constructed on the land to be released, and (iii) the land to be released shall only include the land necessary for construction of the Approved Common Infrastructure Improvements which are the subject of the construction contract, (iv) Mortgagor shall have obtained a surety payment and performance bond for the work subject to the construction contract in the amount of 100% of the construction contract price, (v) Mortgagor shall have obtained all development and/or building permits necessary for construction of the Approved Common Infrastructure Improvements which are the subject of the construction contract, (vi) at the time of such release, Mortgagor shall assign to Mortgagee as additional and collateral security Mortgagor's rights under the construction contract and the surety bonds (such collateral security agreements shall allow Mortgagor to exercise all rights thereunder as the owner) and (vii) in respect to any land to be released for a Golf Course to be constructed in accordance with the Approved Site Plan, then also, the Golf Course shall be made subject to a declaration of covenants, conditions and restrictions, that cannot be amended without the consent of Mortgagee that (a) restricts the use of the Golf Course land being released to only a golf course and (b) provides for play on the golf course when it is completed by all owners of lots and/or units in the land remaining encumbered by this Mortgage and allows such owners to purchase memberships in the applicable golf club on the same basis as the owners of lots and/or units in the Mortgaged Property that has been released from the lien of this Mortgage. Upon the submission by Mortgagor to Mortgagee of any Project Infrastructure Release Request with evidence appropriate to show satisfaction of the above conditions, Mortgagee shall execute a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of this Mortgage the portion of the Mortgaged Property which is the subject of the Project Infrastructure Release Request.

b. Notwithstanding any provision herein to the contrary, in the event that any release of property requested by Mortgagor would result in any of the Mortgaged Property remaining encumbered by the lien of this Mortgage being landlocked without access to publicly dedicated roads and/or utility systems, then as a condition to such release, Mortgagor shall grant and/or Mortgagee shall retain, as appurtenant easements to such remaining portions of the Mortgaged Property encumbered by the lien of this Mortgage, easements in form and content reasonably necessary over the portion(s) of the Mortgaged Property which has been released from the lien of this Mortgage sufficient to allow Mortgagee access to public roads and/or utility systems. Such easements to the extent practical shall conform to the development of the Mortgaged Property contemplated by the Approved Site Plan.

  20. SUBORDINATION OF THE LIEN OF THIS MORTGAGE. Notwithstanding anything contained in this Mortgage to the contrary, Mortgagee shall consent, and agree to make subordinate the lien of this Mortgage, to financing provided through one or more community development districts ("CDD") established under Florida law in respect to the development of the Mortgaged Property and any and all assessment liens that shall secure bonds issued by any such CDD, for the construction of (i) any Approved Common Infrastructure Improvements, (ii) other off-site improvements required by any governmental authority or otherwise to be constructed by Mortgagor in connection with Mortgagor’s rezoning of the Property, or in connection with any permits or approvals required for the development of the Property, (iii) improvements made in connection with obligations placed on Mortgagor pursuant to the Purchase and Sale Agreement, and (iv) improvements made in connection with and/or pursuant to that certain Agreement by and between Mortgagor and Florida Gulf Coast University Foundation dated ______, 200__. Mortgagee agrees that it shall provide its written consent, as evidenced by Mortgagee’s signature on any documentation reasonably required to be executed by Mortgagee in order to effectuate such consent and subordination, to any issuance of bonds through any CDD and to the subordination of the lien of this Mortgage to such financing and any and all assessment liens that secure bonds issued by any such CDD, provided that such CDD is formed in accordance with, and subject to the provisions of, the laws of the State of Florida, and that the funds raised by the issuance of the bonds shall be used to pay solely for improvements contemplated by the Approved Site Plan (as such plan may be amended in accordance with the terms of the Purchase and Sale Agreement) or made pursuant to romanettes (i), (ii), (iii) or (iv) of the preceding sentence, provided in no event shall any of the proceeds of the bonds issued by any CDD be used to pay the salaries of any employees of any CDD. Mortgagee, upon request, and only for as long as this Mortgage remains outstanding to secure the payment of sums due under the Note, or such earlier period of time as may be required by Florida law, may require Mortgagor to appoint to the Board of Directors of any CDD established in connection with any portion of the Mortgaged Property, as many board members elected by Mortgagee as are required for Mortgagee to have control over any such Boards of Directors. Mortgagor hereby collaterally assigns to Mortgagee as additional security all rights and/or entitlements appurtenant to the Mortgaged Property arising from any CDD applicable to the Mortgaged Property, reserving all such rights in favor of Mortgagor, subject to the terms hereof, so long as this Mortgage is outstanding.

  21. FINANCIAL STATEMENTS. Within ninety (90) days after the close of each calendar year, Mortgagor shall provide Mortgagee an annual statement of the operations of and the financial condition of Mortgagor and the Mortgaged Property, certified by Mortgagor, and if Mortgagee shall require, by an independent certified public accountant. For so long as any amounts payable hereunder remain outstanding, Mortgagee shall have the right at all reasonable times to enter on and inspect the Mortgaged Property and the applicable books and financial records; and at any time after an Event of Default hereunder, the Mortgagee is authorized, without notice, in its sole discretion to enter upon and take possession of the Mortgaged Property or any part thereof and to perform any acts which the Mortgagee deems proper or necessary to conserve the security herein intended to be provided, and to collect and receive all rents, issues and profits thereof and therefrom, including those past due as well as those accruing thereafter.

  22. SEVERABILITY. If any one or more of the provisions contained in this Mortgage or in the Note for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Mortgagee, not affect any other provisions of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

  23. FURTHER ASSURANCES. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall from time to time require in order to preserve the priority of the lien of this Mortgage or to facilitate the performance of the terms hereof.

  24. GOVERNING LAW AND BINDING EFFECT. The interpretation and enforcement of the stipulations, agreements, conditions and covenants of this Mortgage shall be governed by and construed in accordance with the laws of the State of Florida and shall bind, and the benefits and advantages shall inure to, and be enforceable by Mortgagor and Mortgagee as well as their respective personal representatives, heirs, successors and assigns. The total interest payable pursuant to the Note or this Mortgage shall not in any one year exceed the highest lawful rate of interest permitted in the State of Florida. Whenever used, the singular name shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. When executed by two or more persons or entities as Mortgagor, the parties so executing shall be bound jointly and severally. The term "Mortgagee" shall also include any lawful owner, holder or pledgee of any indebtedness secured hereby.

  25. NOTICE. All notices shall be in writing and shall be deemed to have been properly given on the earlier of (i) when delivered in person, (ii) when deposited in the United States Mail, with adequate postage, and sent by registered or certified mail with return receipt requested, to the appropriate party at the address set out on the first page of this Mortgage, (iii) when deposited with Federal Express or other guaranteed overnight delivery service for next day delivery, addressed to the appropriate party at the address set forth on the first page of this Mortgage, or (iv) when transmitted by confirmed facsimile to the facsimile number for each party set forth on the first page of this Mortgage.

  26. TIME. Time is of the essence for all obligations hereunder.

  27. EXCULPATION. Mortgagor shall be exculpated from personal liability for payment of the indebtedness secured by this Mortgage, and the Mortgagee by acceptance hereof agrees that it shall not seek, be entitled to or enforce any deficiency judgment therefor against the Mortgagor, its successors or assigns and that Mortgagee's sole remedy therefor shall be limited to its rights of repossession, foreclosure or sale of the Mortgaged Property as provided herein or such other rights in or recourse to property, real and personal, hypothecated by Mortgagor hereunder.

  28. WAIVER OF JURY TRIAL. MORTGAGOR HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO OR ARISING OUT OF THE NOTE, THIS MORTGAGE OR ANY OTHER SECURITY DOCUMENTS, OR ACTS OR OMISSIONS OF MORTGAGEE PERTAINING THERETO.

IN WITNESS WHEREOF, the said Mortgagor has executed this Mortgage on the day and year first above written.

WITNESSES: Signature Print Name Signature Print Name	"MORTGAGOR" , a ___________________ By: Name: Title:

STATE OF FLORIDA )
) SS.
COUNTY OF ____________)

The foregoing instrument was acknowledged before me this ______ day of _____________, 2003, by _________________________, as ___________________, on behalf of __________________________, a ______________________. He/She is personally known to me or has produced _______________________________ as identification.

Notary Signature
(Notary Name Printed)
(NOTARY SEAL)
Notary Public
Commission No.
EXHIBIT "D"
RESOLUTION
[See attached]

STATE OF FLORIDA )

) SS.

COUNTY OF ____________)

The foregoing instrument was acknowledged before me this ______ day of _____________, 2002, by _________________________, as ___________________, on behalf of __________________________, a ______________________. He/She is personally known to me or has produced _______________________________ as identification.

Notary Signature

(Notary Name Printed)

(NOTARY SEAL)

Notary Public
Commission No.

ALICO, INC.
CORPORATE RESOLUTION APPROVING SALE OF REAL PROPERTY
&
CERTIFICATE OF INCUMBENCY
I, the undersigned, do hereby certify to GINN-LA NAPLES LTD., LLLP, and to CROCKETT DEVELOPMENT, LLC (hereafter referred to as the "Purchaser") that I am the Duly elected and qualified Secretary of ALICO, INC., a Florida Corporation (records and keeper of the Seal of the Corporation; that the following is a true and correct copy of the resolutions adopted by a majority of the Board of Directors of the corporation at a meeting held on December 4, 2003, that said meeting was called and held pursuant to law and the by-laws of the Corporation, that a quorum was present; and that said resolutions are in full force and effect and have not been rescinded or modified.
WHEREAS, It is in the best interest of the Corporation to sell certain real property (hereafter referred to as the "property") owned by the Corporation through its subsidiary ALICO-AGRI, LTD. A Florida Limited Partnership, of which Alico, Inc. is the general partner and situated in Lee County, Florida and further described on Exhibit A which is attached hereto and incorporated herein.
WHEREAS, Purchaser and the Corporation have entered into certain agreements titled "Third Amended and Restated Agreement for Purchase and Sale dated 8/29/03" and "First Amendment to Third Amended and Restated Agreement for Purchase and Sale dated December 4, 2003".
NOW THEREFORE, be it resolved by the Board of Directors of this Corporation as follows:
RESOLVED, that the Corporation entered into Option Agreements for Sale and Purchase of the property through its subsidiary ALICO-AGRI, LTD. (hereafter referred to as the "option") together with an amendment thereto with Purchaser to sell the property for the sums and on the terms and conditions set forth in the Third Amended and Restated Agreement and the First Amendment thereto attached hereto as Exhibit B and incorporated herein.
RESOLVED, that Ben Hill Griffin, III, as Chairman of the Board of Directors and Chief Executive Officer, executed the option and the amendment thereto on behalf of the corporation, and his action in so doing is hereby ratified and confirmed.
RESOLVED, that Ben Hill Griffin, III, as Chairman of the Board of Directors and Chief Executive Officer, or W. Bernard Lester, as President of the Corporation and Chief Operating Office, is authorized and empowered to execute in such capacities any and all documents necessary or required to complete the sale and purchase transaction, including without limitation: the warranty deed, owner’s title, possession and lien affidavits, environmental affidavit, FIRPTA affidavit, and closing statements.
RESOLVED, that Purchaser shall not in any manner whatsoever be responsible for or required to see to the application of any of the funds given to the corporation for the purchase of the property, and all documents executed by the aforesaid officers in connection with the sale shall be conclusively presumed to be legally binding upon the corporation.
RESOLVED, that this sale of this property is in the usual and regular course of the corporation’s business, and that this sale DOES NOT constitute the sale of all or substantially all of the corporation’s assets.
RESOLVED, that the Secretary of the corporation shall deliver to Purchaser a certified copy of these resolutions under the corporate seal of the corporation and it shall be conclusively presumed that the above mentioned persons so certified as holding such offices continue to hold the same until Purchaser is otherwise notified in writing by the Secretary of the Corporation.
RESOLVED, that the Secretary of the corporation is authorized to certify to the Purchaser that the persons now holding offices and any changes hereafter in the persons holding said offices together with specimens of the signatures of such present and future officers.
I DO FURTHER CERTIFY that neither the articles of incorporation of the corporation nor the by-laws of the corporation require any consent of the shareholders for the execution the documents by the corporation; that there is no provision in the articles or the by-laws of the corporation limiting the powers of the Board of Directors of the corporation to pass the foregoing resolutions; and the same are in conformity with the provisions of the articles and by-laws of the corporation.
I DO FURTHER CERTIFY that the CEO, COO, Secretary and Director’s of Alico, Inc. are:
Ben Hill Griffin, III- Chairman of the Board and Chief Executive Officer
W. Bernard Lester- President and Chief Operating Officer and Director
Denise Plair- Secretary
Thomas E. Oakley- Vice Board Chairman and Director
Richard C. Ackert- Director
William L. Barton- Director
Walker E. Blount, Jr.- Director
Monterey Campbell- Director

K. E. Hartsaw- Director
Amy Gravina- Director
I DO FURTHER CERTIFY that the following specimens of the signatures of Ben Hill Griffin, III and W. Bernard Lester are true and correct and executed in my presence:
/S/ BEN HILL GRIFFIN, III
BEN HILL GRIFFIN, III
/S/ W. BERNARD LESTER
W. BERNARD LESTER
IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary of Alico, Inc., and affixed the corporate seal of the said corporation, pursuant to due and lawful corporate authority this 5th day of December, 2003.
/S/ DENISE PLAIR
DENISE PLAIR, Secretary

"1031 EXCHANGE" AMENDMENT TO
AGREEMENT FOR PURCHASE AND SALE DATED AUGUST 29, 2003

THIS "1031 EXCHANGE" AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE DATED AUGUST 29,2003 (this "Amendment") is made and entered into as of the 29th day of April, 2004 by and between GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership ("Buyer") and ALICO-AGRI, LTD., a Florida limited partnership ("Seller").

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement for Purchase and Sale dated August 29, 2003, and subsequently amended by the parties (collectively, the "Contract"), pursuant to which the parties set forth their agreement with respect to the purchase and sale of certain property located in Lee County, Florida, as more particularly described in the Contract (the "Property");

WHEREAS, the parties hereto desire to amend the Contract as more particularly set forth below.

NOW, THEREFORE, for and in consideration of Ten Dollars in hand paid by the parties one to the other and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Seller and Buyer do hereby agree as follows:

1. All capitalized terms not otherwise defined in this Amendment shall have the meaning given such terms in the Contract.

2. The Contract is hereby modified as follows:

a. The following language is hereby added as a new section to the Contract:
1031 EXCHANGE. In the event the Seller requests an Internal Revenue Service Section 1031 tax deferred exchange in connection with this transaction, the Buyer agrees to cooperate with the Seller in order for the Seller to accomplish a "like-kind" exchange of property under the applicable provisions of the Internal Revenue Code, including a so-called "Starker Exchange" , Provided Seller bears or reimburses Buyer for any related costs and indemnifies Buyer for any related liabilities.

3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Amendment may be executed and delivered by fax (telecopier).

4. Except as expressly set forth herein, including previous amendments, the Contract remains unmodified and unchanged and the parties hereto ratify and confirm the Contract, as amended hereby.

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment effective the day and year first written above.
BUYER:
GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership
By: Ginn-Naples GP, LLC, a Georgia limited liability company
By: /S/ EDWARD R. GINN, III
Edward R. Ginn, III,
its sole member and manager
SELLER:
ALICO-AGRI, LTD.,
a Florida limited partnership
By: /S/ JOHN R. ALEXANDER
Name: John R. Alexander
Title: Chairman & CEO of
Alico, Inc. a General Partner of
Alico-Agri, Ltd.

THIRD AMENDED AND RESTATED
AGREEMENT FOR PURCHASE AND SALE
THIS THIRD AMENDED AND RESTATED AGREEMENT FOR PURCHASE AND SALE (this "Contract") is made and entered into by and between ALICO-AGRI, LTD., a Florida limited partnership ("Seller"), and GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership, as successor by name change to Ginn LA-Naples, LLLP ("Buyer"), as of the last date that both parties have fully executed this Contract (the "Effective Date").
BACKGROUND
WHEREAS, Seller is the "Seller" under that certain Agreement for Purchase and Sale dated as of December 14, 1999 between Alico, Inc. and Naples/Dallas Venture, Inc. ("Naples/Dallas") pursuant to that certain Assignment of Contract dated December 1, 2000 from Alico, Inc. to Seller, as amended by that certain First Amendment to Agreement for Purchase and Sale dated as of January 19, 2001 between Seller and Naples/Dallas (as so assigned and amended, the "2,500 Acre Contract"); and
WHEREAS, Naples/Dallas has assigned the 2,500 Acre Contract to Buyer pursuant to that certain Assignment of Contract dated as of April 5, 2001; and
WHEREAS, Seller is the "Seller" under that certain Agreement for Purchase and Sale dated as of January 5, 2001 between Alico, Inc. and Ginn, as was amended by that certain First Amendment to Agreement for Purchase and Sale dated January 19, 2001 among Alico, Inc., Seller and Ginn, and as further amended by that certain letter agreement, dated January 30, 2001 (as so amended, the "2100 Acre Contract"); and
WHEREAS, Ginn has assigned the 2,100 Acre Contract to Buyer pursuant to that certain Assignment dated as of April 5, 2001; and
WHEREAS, Seller and Buyer entered into an Amended and Restated Agreement for Purchase and Sale dated June 13, 2001 ("Amended and Restated Agreement for Purchase and Sale"), which amended and restated entirely the terms of the 2,500 Acre Contract and the 2,100 Acre Contract into a single contract upon the terms and conditions contained therein; and
WHEREAS, Seller and Buyer entered into a Second Amended and Restated Agreement for Purchase and Sale dated November 13, 2002, which amended and restated entirely the terms of the Amended and Restated Agreement upon the terms and conditions contained therein; and
WHEREAS, Seller and Buyer desire to amend and restate the terms and conditions of the Second Amended and Restated Agreement for Purchase and Sale dated November 13, 2002 ("Second Amended and Restated Agreement for Purchase and Sale"), as more particularly set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable considerations, the receipt and sufficiency of which are hereby mutually acknowledged, Seller and Buyer agree as follows:
ARTICLE I
THE PROPERTY
1.1 PROPERTY DESCRIPTION. In accordance with the terms and provisions of this Contract, Seller agrees to sell and convey to Buyer, and Buyer agrees to purchase from Seller, all of the property, both real and personal, located in Lee County, State of Florida, more particularly described as follows (hereinafter, all property and items listed in Subsections 1.1(a) through 1.1(e), inclusive, are collectively referred to as the "Property"):
(a) (i) Those certain tracts of real property together with all rights, privileges, tenements, hereditaments and appurtenances pertaining thereto (the "Land") comprised of those parcels of land containing an aggregate of approximately 4139.612 acres, located in Sections 5, 7, 8 (up to the western edge of the Florida Power and Light Easement), 17, 18 (up to the western edge of the Florida Power and Light Easement), 19 (up to the western edge of the Florida Power and Light Easement) and 20, Lee County, Florida, as more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference; and the Land shall also be deemed to include all interest, if any, of Seller in (1) strips or gores, if any, between the Land and abutting properties, (ii) any land lying in or under the bed of any street, alley, road or right-of-way, opened or proposed, abutting or adjacent to the specifically described Land; and (iii) all buildings, structures and other improvements, if any, including, without limitation, all fixtures and landscaping, if any, now or hereafter situated upon the Land, with the exception of any improvements expressly permitted to be removed from the Land pursuant to the terms of the Rinker Termination Agreement (defined below). The exact acreage of the Land shall be determined prior to Closing and shall be as set forth on the latest version of the survey of the Land obtained by Purchaser in accordance with this Contract prior to Closing;
(b) All of Seller’s right, title and interest in and to any site plans, surveys, soil and substrata studies, plans and specifications, engineering plans and studies and other plans, diagrams or studies of any kind, if any, which relate specifically to the Land or the Property;
(c) Any marketing materials, sales brochures, and other promotional papers, documents and flyers, architectural drawings, plans and sketches, if any, used by Seller or useful to Buyer in connection with Seller’s present and planned uses of the Land;
(d) Any pre-paid impact fees, including without limitation those for roads, emergency medical services, transportation, libraries, sanitary and storm sewers, drainage, water, and parks; all utility and other deposits, including without limitation, any earnest money deposits, licenses, building and other permits, plans, specifications, appraisals, studies, surveys, warranties, certificates of occupancy and contract rights (including all rights under construction related contracts and/or bonds), if any, pertaining to ownership and/or operation of the Property; and
(e) All other privileges, easements, rights-of-way, riparian, littoral and water rights, and all other rights, privileges and appurtenances, if any, owned by Seller and specifically relating to, pertaining to or accruing to the benefit of the Property.
1.2 PROPERTY DIVISIONS. The Property shall be purchased by Buyer in its entirety at one closing, according to this Section 1.2 and elsewhere in the Contract, conditioned, however, upon satisfaction of the conditions set forth in the Contract.

  1.3 DETERMINATION OF EXACT ACREAGE. The exact number of acres comprising the Land shall be as set forth on the last revision of the boundary survey of the Land obtained by Buyer prior to Closing (the "Survey"). The Survey shall be performed by a registered land surveyor of the State of Florida and shall have the acreage of the Land computed on the basis of the Survey by acceptable standards of the Florida Association of Registered Land Surveyors to the nearest one-hundredths of an acre. The legal description of the Property contained in the Deed to be delivered by Seller to Buyer in accordance with the terms hereof shall be the same as shown on the Survey.

ARTICLE II
PURCHASE PRICE
2.1 PURCHASE PRICE. The purchase price for the Property shall be Fifty Five Million Seven Hundred Thousand and no/100 Dollars ($55,700,000.00)(the "Purchase Price").

2.2 METHOD OF PAYMENT: The Purchase Price shall be paid by Buyer to Seller in the following manner: Seller acknowledges that Buyer has deposited into escrow the sum of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) (hereinafter called the "Deposit") with THE HENDRY LAW FIRM, P.A., 2242 Main Street, Fort Myers, Florida 33901 ("Escrow Agent") and that the Deposit has been disbursed by Escrow Agent to Seller, who shall hold the Deposit in accordance with the terms of this Contract. The Deposit shall be non-refundable to Buyer except in the event of a default by Seller under this Contract. At the Closing of the Property, the Deposit and all accrued interest shall be credited for the account of Buyer toward the Purchase Price of the Property. This Contract shall serve as the escrow agreement and constitutes instructions binding upon Escrow Agent and Buyer and Seller, subject only to mutually agreed upon supplemental instructions executed by both Buyer and Seller in writing. At the Closing for the Property, as defined in Section 5.1, Buyer shall pay to Seller the Purchase Price as follows:

(a) At Closing, Buyer shall make a cash payment in an amount not less than ten percent (10%) of the Purchase Price for all of the Property to be purchased by Buyer under this Contract. The cash payment made at Closing shall be reduced by the Deposit, and shall be payable by cashier's check or wire transfer, pursuant to instructions provided to Buyer prior to Closing; and

(b) the balance of the Purchase Price, as adjusted by the Closing prorations described in this Contract, shall be payable to Seller at Closing by execution and delivery by Buyer to Seller of an exculpated Purchase Money Note ("Purchase Money Note") in the principal amount of the balance of the Purchase Price which is not paid in cash at Closing.

2.2.1 Purchase Money Note. The Purchase Money Note, which shall be in the form attached hereto as Exhibit "B" and incorporated herein by this reference, (i) shall provide for interest to accrue on the unpaid balance of the Purchase Price at the rates determined as follows:

a) Years 1-4 of the term of the Purchase Money Note - The interest rate shall be Two and One-Half percent (2.5%), compounded annually.

and (ii) shall require minimum annual payments in an amount equal to one-fourth (1/4) of the total principal amount of the Purchase Money Note ("Minimum Annual Principal Payment"), plus accrued interest only with respect to the principal actually paid in such year (regardless of the total amount of interest accrued under the Purchase Money Note during such year), and Buyer will receive credit for earlier principal payments against the required annual payments, and (iii) shall be due and payable in full four (4) years from the date of Closing, and (iv) shall provide that all amounts due under the Purchase Money Note may be prepaid in whole or in part at any time without premium or penalty.

2.2.2 Purchase Money Mortgage. The Purchase Money Note shall be secured by an exculpated first in priority lien Purchase Money Mortgage ("Purchase Money Mortgage"), which shall be in the form attached hereto as Exhibit "C" and incorporated herein by this reference, from Buyer to Seller which Purchase Money Mortgage shall encumber all of the Property, with the exception of only the Released Lots or Acreage (hereinafter defined). The Purchase Money Mortgage shall contain a provision wherein Buyer collaterally assigns, but only if and to the extent assignable, to Seller all rights and/or entitlements appurtenant to the Property arising from any development permits or approvals obtained by Buyer in connection the Property, which assignment would permit Seller to obtain the benefits of the rights and/or entitlements arising in connection with any such permits and/or approvals obtained by Buyer in connection with the Property in the event of the occurrence of certain uncured defaults of Buyer under the Purchase Money Mortgage, as more particularly set forth in the Purchase Money Mortgage. The Purchase Money Mortgage shall also contain a provision whereby Buyer is required to provide written evidence to Seller, no later than December 31st of each year until the year in which all sums required to be paid by Buyer to Seller under the Purchase Money Note have been paid in full, that all real property ad valorem taxes due and payable in such calendar year with respect to the portions of the Property encumbered by the Purchase Money Mortgage in such calendar year, have been paid in full. Additionally, the Purchase Money Mortgage shall require Buyer, at all times during which the Purchase Money Mortgage is in effect, to maintain in effect commercial general liability insurance coverage for the portions of the Property encumbered by the Purchase Money Mortgage at any given time, with minimum coverage amounts of Ten Million and No/100 Dollars ($10,000,000.00), which policy names Buyer as the primary insured and names Seller as an additional insured. Buyer shall be responsible for the payment of any and all documentary stamps and intangible taxes required to be paid in connection with the recording of the Purchase Money Mortgage in the official records of Lee County, Florida. The Purchase Money Mortgage shall provide, without limitation, the following:

2.2.2.1 Property Subdivision Plat. At or prior to Closing, Buyer shall be required to obtain a subdivision plat of the entire Property sufficient for recording in the official records of Lee County, Florida (the "Property Subdivision Plat"), which subdivides the Property into legal lots and/or parcels for development substantially in accordance with the Approved Site Plan (hereinafter defined). To the extent requested by Buyer and/or required by applicable governmental authorities, Seller shall be required to join in (whether prior to or after Closing) the filing of the Property Subdivision Plat and other subdivision plats of any portion of the Property desired to be obtained by Buyer and execute all documents (whether prior to or after Closing) requested by Buyer in connection with the Property Subdivision Plat and such other subdivision plats. The obligation of Seller to join in any subdivision plats and execute documents in connection therewith shall survive the Closing. The Property Subdivision Plat shall identify (i) all parcels contained within the Property intended for residential development (all land parcels designated for such development shall be referred to as "Developable Land"), and the location and acreage of any parcel of Developable Land, which Developable Land may be further subdivided by Buyer in Buyer’s discretion after the Closing subject to and in accordance with the Approved Site Plan, and (ii) the location and acreage of portions of the Property to the extent shown on the Approved Site Plan to be designated for use as, or on which will be constructed, a golf course or golf courses, roads, utilities, rights-of-way, lakes and/or other infrastructure improvements, common improvements or facilities (i.e., improvements or facilities which are for the common use and benefit of more than one lot or unit) for the benefit of and/or necessary or required by Buyer’s development, the public, any homeowner’s association or any community development district, all as contemplated by the Approved Site Plan (the golf courses and other infrastructure improvements and common facilities shall be hereinafter collectively referred to as the "Approved Common Infrastructure Improvements").

2.2.2.2 Covenants, Conditions and Restrictions. At the time of Closing, Buyer shall have prepared in a form sufficient for recordation in the official records of Lee County, Florida, a Declaration of Covenants, Conditions and Restrictions ("CCRs") which shall require the development of the Property in accordance with the uses for the various portions of the Property shown on the Property Subdivision Plat. Prior to Closing, Seller shall have the right to review and approve Buyer’s proposed form of CCRs, which approval by Seller shall not be unreasonably withheld, conditioned or delayed. Buyer shall be the "Declarant" under the CCRs retaining all rights to control the development of the Property, including without limitation the Approved Common Infrastructure Improvements. Buyer agrees that, until such time as the Purchase Money Mortgage is satisfied and released, Buyer shall not transfer or assign its rights and obligations as the "Declarant" under the CCRs except to an affiliate of Buyer. The Purchase Money Mortgage shall provide that the lien of the Purchase Money Mortgage is subordinate to the CCRs. The Purchase Money Mortgage shall also contain a provision whereby Buyer collaterally assigns to Seller the Buyer’s rights as the "Declarant" under the CCRs, which collateral assignment would permit Seller to exercise the rights of Buyer as the "Declarant" under the CCRs in the event of the occurrence of certain uncured defaults of Buyer under the Purchase Money, as more particularly set forth in the Purchase Money Mortgage.

2.2.2.3 Community Development Districts. The Purchase Money Mortgage shall provide, subject to the other terms set forth herein, that Seller shall consent, and agree to make subordinate the lien of the Purchase Money Mortgage, to financing provided through one or more community development districts ("CDD") established under Florida law in respect to the development of the Property and any and all assessment liens that shall secure bonds issued by any such CDD, for the construction of (i) any Approved Common Infrastructure Improvements, (ii) other off-site improvements required by any governmental authority or otherwise to be constructed by Buyer in connection with Buyer’s rezoning of the Property, or in connection with any permits or approvals required for the development of the Property, (iii) improvements made in connection with obligations placed on Buyer pursuant to this Contract, and (iv) improvements made in connection with and/or pursuant to the Foundation Agreement (hereinafter defined). The Purchase Money Mortgage shall provide that Seller shall be required to provide its written consent, as evidenced by Seller’s signature on any documentation reasonably required to be executed by Seller in order to effectuate such consent and subordination, to any issuance of bonds through any CDD and to the subordination of the lien of the Purchase Money Mortgage to such financing and any and all assessment liens that secure bonds issued by any such CDD, provided that (a) such CDD is formed in accordance with, and subject to the provisions of, the laws of the State of Florida, and (b) that the funds raised by the issuance of the bonds shall be used to pay for improvements contemplated by the Approved Site Plan (as such plan may be amended in accordance with the terms of this Contract) or made pursuant to romanettes (i), (ii), (iii) or (iv) of the preceding sentence, provided in no event shall any of the proceeds of the bonds issued by any CDD be used to pay salaries of any employees of any CDD, and (c) in no event shall the maximum dollar amount of assessment liens for bonds outstanding with respect to any single CDD encumbering any portion of the Property which is also encumbered by the Purchase Money Mortgage at the same time exceed the amount of Fifty Million and no/100 ($50,000,000.00), and (d) at any given time, the number of acres encumbered by the Purchase Money Mortgage that are at the same time encumbered by assessment liens for bonds issued by any CDD shall not exceed ____________ [ACTUAL NUMBER TO BE FILLED IN AT CLOSING, WHICH NUMBER WILL BE EQUAL TO THE NUMBER OF ACRES COMPRISING 25% OF THE TOTAL NUMBER OF ACRES CONTAINED WITHIN THE PROPERTY] acres. Seller, upon request, and only for as long as the Purchase Money Mortgage remains outstanding to secure the payment of sums due under the Purchaser Money Note, or earlier period of time as may be allowed under Florida law, may require Buyer to appoint to the Board of Directors of any CDD established in connection with any portion of the Property, as many board members elected by Seller as are required for Seller to have control over any such Boards of Directors. The Purchase Money Mortgage shall also contain a provision wherein Buyer collaterally assigns to Seller all rights and/or entitlements appurtenant to the Property arising from any CDD applicable to the Property, which assignment would permit Seller to obtain the benefits of such CDD rights and/or entitlements in the event of the occurrence of certain uncured defaults of Buyer under the Purchase Money Mortgage, as more particularly set forth in the Purchase Money Mortgage.

2.2.2.4 Release at Closing of Portions of the Property from the lien of the Purchase Money Mortgage. At the time of Closing, Buyer may designate, either by specification of particular lots or units shown on a subdivision plat approved by Lee County or of particular acreage shown on the Property Subdivision Plat, those portions of the Developable Land and land to be utilized for Approved Common Infrastructure Improvements which will not be encumbered by the lien of the Purchase Money Mortgage after Closing (the "Released Lots or Acreage"); provided, however, that (i) the value of the Developable Land which will not be encumbered by the lien of the Purchase Money Mortgage after Closing, as determined in accordance with the procedure set forth in Section 2.2.2.5 below, may not exceed the initial cash portion of the Purchase Price paid by Buyer at Closing, and (ii) with respect to the land to be used for Approved Common Infrastructure Improvements which will not be subject to the lien of the Purchase Money Mortgage after Closing, all of the Project Infrastructure Release Conditions (hereinafter defined) have been met. The Purchase Money Mortgage shall additionally provide that, upon request from time to time by Buyer, property subject to the Purchase Money Mortgage may be released as hereinafter provided (all such property being so released shall hereinafter sometimes be referred to as the "Released Property").

2.2.2.5 Release after Closing of Developable Land from the lien of the Purchase Money Mortgage. The Purchase Money Mortgage shall provide that Buyer may elect after Closing, at any time prior to payment of the Purchase Money Note in full, by means of a written request delivered to Seller (each and every such request being a "Release Request"), which Release Request requests the release from the lien of the Purchase Money Mortgage of either particular lots or units specified by Buyer as shown on a subdivision plat approved by Lee County or particular acreage specified by Buyer as shown on the Property Subdivision Plat, and is accompanied by a payment to Seller of the "Release Payment" (as determined in accordance with the procedure set forth below) for such lots/units or acreage which the Buyer desires to be released as specified in any such Release Request. Upon submission to Seller of any such Release Request and the applicable Release Payment, Seller shall execute a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of the Purchase Money Mortgage the lots/units or acreage identified by Buyer in such Release Request.

The Release Payment for the lots/units or acreage requested to be released from the lien of the Purchase Money Mortgage pursuant to any particular Release Request shall be determined as follows: (i) if the Release Request specifies lots/units to be released, then the Release Payment applicable to such Release Request shall be calculated by multiplying the Per Lot Release Price (hereinafter defined) by the number of lots or units requested to be released in the applicable Release Request, or (ii) if the Release Request specifies acreage to be released, then the Release Payment applicable to such Release Request shall be calculated by multiplying the Per Lot Release Price by the number of lots/units approved by the applicable governmental authority for development contained within the acreage to be released as shown on the Property Subdivision Plat or the Approved Site Plan. The "Per Lot Release Price" shall be equal to (i) the sum of the aggregate cash Purchase Price due under this Contract if all of such Purchase Price were paid in cash at the Closing, divided by (ii) the total number of approved lots shown on the Approved Site Plan for residential development, multiplied by (iii) 110%. By way of example, if the total Purchase Price for the Property is $55,700,000.00, and the aggregate number of lots or units on the Approved Site Plan for residential development was 316, the price per lot would be $176,265.82 ($55,700,000.00 divided by 316) and the Per Lot Release Price would be $193,892.41 (110% of the price per lot).

2.2.2.6 Release after Closing of land to be used for Approved Common Infrastructure Improvements from the Lien of the Purchase Money Mortgage. The Purchase Money Mortgage shall provide that Buyer may elect after Closing, at any time and from time to time prior to payment of the Purchase Money Note in full, upon satisfaction by Buyer of the Project Infrastructure Release Conditions (hereinafter defined), to obtain a release from the lien of the Purchase Money Mortgage, without the necessity of any payment being made under the Purchase Money Note, of any portion of the Property shown on the Property Subdivision Plat and/or the Approved Site Plan to be used for the development of Approved Common Infrastructure Improvements. Should Buyer at any time desire to have released any portion of the Property for the purpose of using such portions of the Property for Approved Common Infrastructure Improvements, Buyer shall deliver a written request to Seller (each and every such request being a "Project Infrastructure Release Request") wherein Buyer shall specify the acreage to be released and the use for such acreage, which request shall be accompanied by evidence, or state the date on which such evidence is estimated to be available, that all of the following conditions (" Project Infrastructure Release Conditions") have been satisfied by Buyer: (i) Buyer shall not be in default under the Purchase Money Mortgage beyond any applicable grace or cure period at the time of any requested release; (ii) Buyer has entered into a construction contract with an unaffiliated contractor for the construction of the particular improvements that qualify as Approved Common Infrastructure Improvements on the land requested by Buyer to be released, which construction contract shall only include the particular Approved Common Infrastructure Improvements to be constructed on the land to be released, and (iii) the land to be released shall only include the land necessary for construction of the Approved Common Infrastructure Improvements which are the subject of the construction contract, (iv) Buyer shall have obtained a surety payment and performance bond for the work subject to the construction contract in the amount of 100% of the construction contract price, (v) Buyer shall have obtained all development and/or building permits necessary for construction of the Approved Common Infrastructure Improvements which are the subject of the construction contract, (vi) at the time of such release, Buyer shall assign to Seller as additional and collateral security Buyer's rights under the construction contract and the surety bonds (such collateral security agreements shall allow Buyer to exercise all rights thereunder as the owner so long as Buyer is not in default under the Purchase Money Mortgage beyond any applicable grace or cure period) and (vii) in respect to any land to be released for a Golf Course to be constructed in accordance with the Approved Site Plan, then also, the Golf Course shall be made subject to a declaration of covenants, conditions and restrictions, that cannot be amended without the consent of Seller that (a) restricts the use of the Golf Course land being released to only a golf course and (b) provides for play on the golf course when it is completed by all owners of lots and/or units in the land remaining encumbered by the Purchase Money Mortgage on the same basis as the owners of lots and/or units in the Property that has been released from the Purchase Money Mortgage. Upon the submission by Buyer to Seller of any Project Infrastructure Release Request with evidence appropriate to show satisfaction of the above conditions, Seller shall execute a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of the Purchase Money Mortgage the portion of the Property which is the subject of the Project Infrastructure Release Request.

2.2.2.7 Credit of Release Payments to amounts due under the Purchase Money Note. Buyer shall be required, at the time specified in the Purchase Money Note, to make the required Minimum Annual Principal Payment due under the Purchase Money Note for every year of the term of the Purchase Money Note. All sums paid by Buyer in any given year for the release of lots or acreage, in accordance with any Release Request or otherwise, shall be credited towards the Minimum Annual Principal Payment due under the Purchase Money Note for such year (or if applicable, the following year or years until the credit is exhausted), thus thereby reducing the balance of the Minimum Annual Principal Payment due in such year by the amount so paid. In the event that Buyer does not make a Release Request in any given year or the Release Request(s) made by Buyer in any given year do not result in a payment to Seller of the total amount of the Minimum Annual Principal Payment due for such year, then Buyer may specify to Seller, at the time Buyer makes such year’s Minimum Annual Principal Payment, the lots or acreage desired and identified by Buyer by reference to the Property Subdivision Plat to be released by Seller from the lien of the Purchase Money Mortgage, the value of which lots or acreage shall not exceed the Minimum Annual Principal Payment. Upon delivery of any such Release Request and payment by Buyer to Seller of any Minimum Annual Principal Payment, Seller shall deliver a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of the Purchase Money Mortgage the lots or acreage so requested by Buyer to be released. If at any time during the term of the Purchase Money Note, Buyer makes any payments of principal thereunder but does not desire any particular release at the time of such payment, then Seller shall acknowledge such payment by Buyer and at any time thereafter, Buyer shall be entitled to submit a Release Request to Seller requesting release of lots or acreage with a value not in excess of the amount of Buyer’s credit balance under the Purchase Money Note, and upon submission of such Release Request to Seller (and without the need for any Release Payment), Seller shall deliver a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of the Purchase Money Mortgage the lots or acreage identified by Buyer by reference to the Property Subdivision Plat requested by requested by Buyer to be released.

2.2.2.8 Easements For Landlocked Land. Notwithstanding any provision herein to the contrary, in the event any release of property requested by Buyer would result in any of the Property remaining encumbered by the Purchase Money Mortgage being landlocked without access to publicly dedicated roads and/or utility systems, then as a condition to such release, Buyer shall grant and/or Seller shall retain, as appurtenant easements to such remaining property encumbered by the Purchase Money Mortgage, easements in form and content reasonably necessary over the Released Property sufficient to allow Seller access to public roads and/or utility systems. Such easements to the extent practical shall conform to the development of the Property contemplated by the Approved Site Plan.
2.3 EXISTING MORTGAGES. If any mortgage(s) or other encumbrance(s) presently encumber(s) the Property, Seller shall be required to satisfy or release any such mortgage(s) prior to Closing for the Property. Seller represents and warrants that none of such mortgages and/or encumbrances affecting the Property contain any provision which would prohibit the satisfaction or release of the same at Closing.

2.4 RINKER MINING LEASE. Certain portions of the Property and, if applicable, the land to be conveyed to Buyer pursuant to the Foundation Agreement (hereinafter defined), (such land to be conveyed to Buyer pursuant to the Foundation Agreement shall be hereinafter referred to as the "Foundation Land") are encumbered by certain mineral leases (collectively "Rinker Mining Lease") to Rinker Materials Corporation ("Rinker"). Notwithstanding anything contained in this Contract to the contrary, Seller and Buyer agree that Buyer’s obligations to close the purchase of the Property pursuant to this Contract are contingent upon the Rinker Mining Lease being amended, in a written agreement (which agreement shall be hereinafter referred to as the "Rinker Termination Agreement"), a memorandum of which agreement shall be signed by all parties thereto and recorded in the official records of Lee County, Florida, between Seller and Rinker on terms satisfactory to Buyer providing, at a minimum, (i) a termination of the Rinker Mining Lease upon a schedule acceptable to Buyer; (ii) that the remaining mining operations on the Property and the Foundation Land are to be conducted pursuant to Buyer’s plan and approval, such that the remaining operations of Rinker do not interfere with Buyer’s development of the Property or the Foundation Land; (iii) clean up and remediation of the Property and the Foundation Land, and removal of all mining equipment and mining residuals (including restoring required buffers and littoral zones) by Rinker in accordance with all laws and any reasonable requirements of Buyer; (iv) protection of Buyer for future obligations in connection with the completion of the mining restriction of the Property and the Foundation Land, and for any violation of laws or permits (including wetlands) during the term of the Rinker Mining Lease; and (v) payment of a termination fee to Rinker in an amount and on a schedule approved by Buyer and Seller. Buyer and Seller agree that Seller shall reimburse Buyer for all amounts paid by Buyer to Rinker under the Rinker Termination Agreement or otherwise in connection with the Rinker Mining Lease in the event that the transaction fails to close due to a default of Seller under the Contract, or due to a failure of any of Buyer’s conditions to close set forth in this Contract, which failure results in Buyer exercising its right to terminate the Contract, or as otherwise specified in this Contract.
ARTICLE III
TITLE, SURVEY & FEASIBILITY
3.1 TITLE COMMITMENT. At Closing, Seller shall pay the cost of any title searches performed on the Property to be purchased pursuant to Section 1.2 and the owner’s title insurance premium at the minimum rate promulgated by the insurance commissioner of the State of Florida for issuance of an owner’s title insurance policy to be issued as described below. Seller shall cause to be delivered to Buyer a current owner’s title insurance commitment for the entire Property issued by Chicago Title Insurance Company through or in conjunction with The Hendry Law Firm, P.A. (the "Title Company") within thirty (30) days after the Effective Date of this Contract, and an additional title insurance commitment issued by the Title Company shall be delivered to Buyer at least forty-five (45) days prior to the Closing of the Property (the initial title insurance commitment and each subsequent commitment are hereinafter collectively and singularly referred to for convenience as the "Commitment"). Each Commitment shall (i) have appended thereto legible true copies of any and all documents referenced as exceptions to title in Schedule B-2 thereof ("Exception Documents"), (ii) show and evidence that title to the Property (and the property over which easements are to be conveyed, if applicable) is currently in the name of Seller, and (iii) show and evidence that legal means of ingress to and from a public right-of-way exists, and that title is good, marketable and insurable, subject only to the Permitted Exceptions (as hereinafter defined).
3.2 PERMITTED EXCEPTIONS. The Property and easements shall be sold, and good and marketable title shall be conveyed, subject to the following described matters (the "Permitted Exceptions"):
(a) Real estate taxes and assessments for the year of closing and subsequent years, for which a bill has not been rendered as of the Closing Date (as described in Section 5.1); and
(b) Any title encumbrances or exceptions, which are set forth in the Commitment (or subsequent commitment), or in the survey described in Section 3.3 of this Contract, to which Buyer does not object within the respective applicable review period.
  (c) Zoning, land use plans, restrictions and ordinances imposed by government authority.
3.3 SURVEY. Seller shall deliver to Buyer, within ten (10) days of the date of this Contract, the boundary survey of the Property, and all improvements located thereon (if any), at Seller’s cost, prepared by Wilson Miller, Inc. and dated September 27, 2002, certified to Buyer, its Attorney, the Title Company, and to any lending institution Buyer may designate. Thereafter, Buyer, at its own expense, may obtain additional survey(s) of the Property or any portion thereof, and all improvements situated thereon (if any).
3.4 OBJECTIONS TO TITLE. If, as to the Property and any easements to be conveyed, any Commitment or Survey (or any subsequent commitment or survey) requested or received by Buyer after the date of this Contract shall reflect that Seller’s title is subject to matters or conditions that exist on the Property, and such matters are not acceptable to Buyer in Buyer’s sole discretion, and Buyer shall notify Seller of Buyer’s objections to the same in writing within thirty (30) days from Buyer’s receipt of the Commitment (or subsequent commitment or survey) and the Exception Documents for same (hereinafter said time period is referred to as the "Review Period"), time being of the essence, the same shall be treated as defect(s) in title. Unless Buyer delivers written notice to Seller of Buyer’s objections to title and survey matters within said Review Period, time being of the essence, it shall be conclusively deemed that Buyer has accepted title to the Property in its then existing condition. Seller shall have ten (10) days from and after receipt of Buyer’s objections to notify Buyer whether or not Seller intends to cure any matters timely raised as objections. In the event that Seller notifies Buyer that it elects not to cure any matters timely raised by Buyer as objections, then Buyer shall have the option of either: (i) closing on the Property in accordance with the terms and provisions hereof and accepting title in its then existing condition; or (ii) at Buyer’s election by notice to Seller within fifteen (15) days from and after the date on which Buyer receives Seller’s notice regarding actions that Seller will and/or will not take with respect to curing Buyer’s objections, the Contract may be terminated by Buyer, and Seller and Buyer shall be released from any and all obligations and liabilities arising under or out of this Contract whatsoever, and Seller shall reimburse Buyer for all amounts paid by Buyer to Rinker pursuant to the Rinker Termination Agreement or otherwise in connection with the Rinker Mining Lease. In the event that Seller fails, within the aforesaid ten (10) day period, to notify Buyer as to whether or not it will cure matters timely raised by Buyer as objections, then Seller shall be deemed to have elected to cure all matters objected to by Buyer. If Seller elects in writing to cure the same or is deemed to have elected to cure same, Seller shall have sixty (60) days from and after receipt of Buyer’s objections to cure any matters objected to and Seller agrees that Seller shall use due diligence in curing any such matters. For purposes of this Contract, a matter objected to shall be deemed cured if the Title Company is induced to remove the matter objected to from the Title Commitment such that it no longer appears as an exception thereon. If the Seller does not cure the matters objected to within said sixty (60) day period, Buyer shall have the option of either: (i) closing on the Property in accordance with the terms and provisions hereof and accepting title in its then existing condition; or (ii) at Buyer’s election by notice to Seller, the Contract may be terminated and Seller and Buyer shall be released from any and all obligations and liabilities arising under or out of this Contract whatsoever and (a) Seller shall reimburse Buyer for all amounts paid by Buyer to Rinker pursuant to the Rinker Termination Agreement or otherwise in connection with the Rinker Mining Lease, and (b) Seller shall be in default hereunder due to its failure to cure items which Seller elected to cure, or was deemed to have elected to cure, and Buyer shall have Buyer's rights and remedies under Article IX hereof. If Buyer shall fail to terminate the transaction then contemplated by this Contract by giving notice of the same to Seller within fifteen (15) days from and after the expiration of said sixty (60) day period, time being of the essence, then it shall be deemed that Buyer has accepted title in its then existing condition and Buyer shall proceed to close such transaction in accordance with the terms and conditions hereof.
3.5 FEASIBILITY. Seller agrees to cooperate fully with Buyer in order that Buyer may obtain copies of all documents pertaining to the Property and the development thereof, including, but not limited to, plats, site plans, surveys, permits, licenses, approvals, proof of payment of road impact fees, condominium documents, developer agreements (whether recorded or not), and any other such instruments, papers and documents in Seller’s possession or of which the Seller has knowledge, and Seller shall provide Buyer with access to review and copy all such documents within fifteen (15) days of Buyer’s request therefor.
3.6 DOCUMENTATION. Within fifteen (15) days of Buyer’s request, Seller shall either furnish to Buyer or make available for copying by Buyer, legible, accurate and complete copies of such of the following as may be in Seller’s possession or control together with a written representation to Buyer that all documentation required below has been supplied and specifying the date of receipt of the same by Buyer:
(a) Copies of all current promotional, sales and marketing materials, architectural drawings, site plans, surveys, soil and substrata studies, engineering plans and studies, other plans, drawings and sketches, rental agreements, leases or other contracts and/or commitments, including reservation agreements, escrow deposit agreements, if any, in Seller’s possession and specifically relating to the Property or occupancy of any portion of the Property;
(b) List of water, gas, telephone, cable television, electric, and other utility companies servicing the Property;
(c) All restrictive covenants, homeowners association documents, sewer or wastewater association documents, and plats, whether recorded or unrecorded and whether draft or final;
(d) Ad valorem tax statements for 2000, 2001, 2002 and 2003 from all taxing authorities having jurisdiction over the Property;
(e) Copies of all development orders, county resolutions, ordinances, and other agreements or commitments relating to the Property with public or private authorities relating to zoning, land use, or developments of regional impact, all reports, petitions, and studies, unused or otherwise, related thereto, or provided to any governmental instrumentality, if any; and
(f) All other documents pertaining to the Property, including, but not limited to, leases, permits, approvals, proof of payment of impact fees, condominium documents and developer agreements, if any.

ARTICLE IV
CONDITIONS
4.1 CONDITIONS PRECEDENT TO PURCHASER’S OBLIGATION TO CLOSE. Buyer’s obligation to consummate the transaction contemplated hereunder is conditioned upon satisfaction of each of the following conditions at or prior to Closing (or such earlier date as is specified with respect to a particular condition):
  (a) None of the representations and warranties of Seller set forth in Article VI hereof shall be untrue or inaccurate in any material respect;
  (b) Seller shall not have failed to perform or comply with any of its agreements or obligations in the manner and within the periods provided herein;
  (c) Buyer shall not have given written notice rightfully terminating this Contract within the appropriate periods of time specified for the same;
  (d) [Intentionally Deleted];
  (e) No later than the Closing Date, Buyer’s obtaining, at Buyer’s expense, a rezoning of the Property and any other site plan approval required to allow development of the Property to include twenty seven (27) holes of golf and other improvements in accordance with and to the density shown on that certain development plan for the Property attached hereto as Exhibit "A-1" and made a part hereof (which shall replace and supersede any previous development plan submitted by Buyer to Seller), as such plan may be amended in accordance with the terms of this Contract (such plan, as may be amended shall be referred to as the "Approved Site Plan"). Buyer shall not make changes to the Approved Site Plan that vary substantially from the Approved Site Plan attached to this Contract without Seller's approval, which approval shall not be unreasonably withheld, conditioned or delayed. Buyer and Seller specifically acknowledge and agree that the Approved Site Plan may be modified during the process of permitting, but that such modifications are subject to Seller’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Neither Buyer nor Seller shall be obligated to consent to any changes to the Approved Site Plan attached to this Contract which would materially alter the development shown thereon. To the extent requested by Buyer and/or required by applicable governmental authorities, Seller shall be required to join in Buyer’s request for rezoning and site plan approval and execute all documents requested by Buyer in connection therewith;
  (f) To the extent requested by Buyer and/or required by applicable governmental authorities, Seller shall be required to join in Buyer’s applications for establishment of CDDs and execute all documents requested by Buyer in connection therewith;
  (g) No later than the Closing Date, Buyer’s obtaining all approvals needed for finalization and recording of the Property Subdivision Plat and, in addition, a subdivision plat for the first phase of Buyer’s development ("Phase One Plat"), including thereon the number of lots or units desired to be developed by Buyer in its first phase (being a portion of the approved density as shown on the Approved Site Plan). To the extent requested by Buyer and/or required by applicable governmental authorities, Seller shall be required to join in Buyer’s plats and execute all documents requested by Buyer in connection therewith;
  (h) No later than the Closing Date, Buyer’s obtaining, at Buyer’s expense, all permits (in final form) necessary for Buyer to develop the Property, or at Buyer’s option those permits necessary to commence development of all lots or units shown on the Phase One Plat, in accordance with the Approved Site Plan (all such necessary permits shall be collectively referred to as the "Permits"). Notwithstanding anything to the contrary contained herein, in no event shall receipt by Buyer of any required Army Corps of Engineers Wetlands permits be a condition precedent to Closing. To the extent requested by Buyer and/or required by applicable governmental authorities, Seller shall be required to join in Buyer’s permit applications and execute all documents requested by Buyer in connection therewith;

  (i) No later than the Closing Date, Buyer’s obtaining (in final form), at Buyer’s expense, all necessary state of Florida or other local water management permits (but specifically excluding any Army Corps of Engineers Wetland Permits) needed to develop the Property in accordance with the Approved Site Plan (including the golf courses shown thereon). To the extent requested by Buyer and/or required by applicable governmental authorities, Seller shall be required to join in Buyer’s permit applications and execute all documents requested by Buyer in connection therewith;
  (j) No later than the Closing Date, execution of the Rinker Termination Agreement amending the Rinker Mining Lease between Seller and Rinker on terms satisfactory to Buyer as more particularly described in Section 2.4 of this Contract;
  (k) No later than the Closing Date, execution and delivery by the Florida Gulf Coast University Foundation (the "Foundation") and Buyer of a written agreement (the "Foundation Agreement"), on terms and conditions acceptable to Buyer in its sole discretion, setting forth the terms of certain payments/donations to be made by Buyer to Florida Gulf Coast University in exchange for the transfer by Florida Gulf Coast University to Buyer of certain development rights appurtenant to a portion of the property owned as a part of Florida Gulf Coast University;
  (l) No later than the Closing Date, approval in writing by the Seller of the CCRs, and if applicable any Supplemental Declarations (hereinafter defined), prepared by Buyer in accordance with the terms of this Contract;
  (m) There shall be no building, utility or other imposed moratorium or assessments, except for assessments arising out of Buyer’s development plans including but not limited to road and utility assessments, which shall prohibit, impede or adversely impact Buyer’s proposed development; provided that any moratorium shall be an actual moratorium, not merely threatened or proposed;
  (n) Any and all leases or other possessory interests existing with respect to the Property shall have been terminated in writing by Seller prior to Closing, with evidence of such termination provided to Buyer. Notwithstanding the foregoing, Seller shall not be required to terminate the Rinker Mining Lease prior to Closing in the event that the agreement entered into with respect to such lease between Seller and Rinker pursuant to Section 2.4 of this Contract has been consented to by Buyer and does not require a termination of the Rinker Mining Lease at or prior to Closing.

Notwithstanding any provision in this Contract to the contrary, in the event that, at any time between the Effective Date of this Contract and the date on which Buyer makes the first of any payments required to be made by Buyer pursuant to the Rinker Termination Agreement, Buyer believes in its commercially reasonable judgment that any of the conditions to Closing contained within this Contract are not likely to be satisfied or timely satisfied, then Buyer shall be entitled, by providing written notice to Seller, to terminate this Contract, whereupon Seller shall be entitled to retain the Deposit and thereafter neither Buyer nor Seller shall have any further obligations under this Contract, except those which expressly survive any termination.
Notwithstanding any provision in this Contract to the contrary, in the event that any one or more of the above conditions contained in this Section 4.1, as amended, have not been satisfied at or prior to Closing (or such earlier date as is specified with respect to a particular condition), Buyer may, at its sole option, (i) terminate this Contract by notice to Seller and immediately upon such termination the Seller shall reimburse Buyer for any and all payments made by Buyer pursuant to the Rinker Termination Agreement or otherwise in connection with the Rinker Mining Lease, and thereafter neither Seller nor Buyer shall have any rights or obligations under the Contract and Seller shall have no remedies against Buyer due to any termination resulting from the failure of any of the conditions set forth in this Contract, or (ii) Buyer may waive such conditions precedent and close within thirty (30) days of Buyer’s waiver.
If at any time Buyer terminates this Contract for any reason other than the default of Seller hereunder, Buyer agrees that it will not terminate any of its then pending applications for permits and approvals in connection with the Property, but shall instead assign to Seller, but only if and to the extent assignable, any pending applications for permits or approvals and any development permits or approvals obtained by Buyer in connection the Property prior to such termination, which assignment would permit Seller to obtain the benefits of the rights and/or entitlements arising in connection with any such applications, permits and/or approvals after Buyer’s termination of this Contract. At the time of any such assignment, Buyer and Seller shall execute a document mutually acceptable to both parties wherein Buyer assigns to Seller all of the items referenced above in this paragraph and is thereafter released from all obligations and responsibility in connection with such applications, permits and/or approvals, and wherein Seller assumes all of Buyer’s obligations with respect to or in connection with such applications, permits and/or approvals. Additionally, such assignment document shall contain a provision wherein Seller agrees to indemnify and hold harmless Buyer from and against any and all claims and/or damages suffered by Buyer in connection with the assignment of such applications, permits and/or approvals.
ARTICLE V
CLOSING
5.1 CLOSING AND CLOSING DATE. The transaction provided for in this Contract shall be "closed" and title to the Property shall be conveyed from Seller to Buyer, by delivery of a fully executed Deed (as hereinafter defined) and other closing documents, therefore, including, without limitation, those described below in Section 5.3, to Buyer by Seller (referred to herein as "Closing") at 10 o’clock a.m. on the Closing Date (as herein defined) at the offices of THE HENDRY LAW FIRM, P.A., 2242 Main Street, Fort Myers, Florida 33901, or at such other place which Buyer and Seller shall mutually agree upon in writing. The date of Closing (the "Closing Date") shall be the earlier to occur of (a) the date which is two (2) years after the date of this Third Amended and Restated Agreement for Purchase and Sale, or (b) the date which is thirty (30) days after the date on which the last of all of the conditions set forth in Section 4.1 of the Contract has been met.
5.2. NOTWITHSTANDING ANYTHING CONTAINED IN THIS CONTRACT TO THE CONTRARY, IN THE EVENT THAT THE CLOSING HAS NOT OCCURRED ON OR BEFORE THE CLOSING DATE FOR ANY REASON OTHER THAN A DEFAULT BY BUYER, THEN SELLER SHALL REIMBURSE BUYER FOR ANY AND ALL PAYMENTS MADE BY BUYER PURSUANT TO THE RINKER TERMINATION AGREEMENT OR OTHERWISE IN CONNECTION WITH THE RINKER MINING LEASE, AND THEREAFTER THIS CONTRACT SHALL EXPIRE AND BE OF NO FURTHER FORCE OR EFFECT AFTER THE CLOSING DATE AND THE PARTIES SHALL BE RELEASED AND RELIEVED OF ALL OBLIGATIONS AND RIGHTS HEREUNDER.
5.3 CLOSING DOCUMENTATION. At Closing, Seller shall deliver to Buyer, at Seller’s expense, the following documents with respect to the Property:
(a) A good and sufficient general warranty deed conveying title to the Property to Buyer (the "Deed") in form and substance satisfactory to Buyer;
(b) A "Non-Foreign Affidavit" in the form and substance satisfactory to Buyer;
(c) An owner’s gap and mechanics’ lien affidavit in the form and substance satisfactory to Buyer and the Title Company;
(d) INTENTIONALLY DELETED;
(e) All original leases and appropriate assignments of all leases, deposits, pre-paid impact fees, pre-paid sewer and water connection and tap-in fees, licenses, easements, rights-of-way, contract rights, intangible rights and other property and rights included in this transaction;
(f) A standard Florida Owner’s Policy of Title Insurance (ALTA Form B) issued by the Title Company conforming to the requirements of Article III, above, insuring Buyer’s title to the Property being purchased in indefeasible fee simple in the amount of the Purchase Price, containing no exception other than the Permitted Exceptions, and insuring against adverse matters pursuant to Section 627.7841, Florida Statutes, as amended, and deleting all standard exceptions except real property taxes for the year of Closing for which a bill has not been rendered as of the Closing Date;
(g) Ad Valorem Tax Statements for the Property for the calendar year of the Closing and the previous calendar year (if available and if not previously presented);
(h) Possession of the Property; and
(i) Such evidence of the authority and capacity of Seller and its representatives to execute and deliver said closing documents listed above, including, but not limited to, an incumbency certificate, corporate resolution, good standing certificate, certified copy of articles of incorporation, and secretarial certificate attaching a copy of Seller’s by-laws, and such other documents as may be required to consummate the transactions contemplated hereunder as Buyer’s counsel and/or the Title Company may reasonably determine.
5.4 CONSIDERATION DELIVERY. Buyer shall deliver to Seller the cash consideration and the Purchase Money Note and Purchase Money Mortgage required to be delivered at Closing pursuant to Section 2.2.
5.5 REAL AND PERSONAL PROPERTY TAXES. Apportionment of real and personal property taxes shall be made on the basis of the current year’s tax with due allowance made for maximum allowable discount and exemptions if allowed for said year. If the Closing occurs at a date when the current year’s taxes are not fixed but the current year’s assessment is available, taxes will be apportioned based upon said assessment, and the prior year’s millage. If the current year’s assessment is not available at the time of Closing, then taxes will be apportioned on the basis of the prior year’s tax. However, any tax apportionment based on an estimate shall be recalculated when the taxes are finally fixed, and the Seller or Buyer, as the case may be, shall make payment to the other based on such recalculation. Certified, confirmed and ratified special assessment liens as of the Closing Date are to be paid by Seller. Pending liens as of the Closing Date shall be assumed by Buyer. Where any improvement that is to be the basis of any such lien has been substantially completed as of the Closing Date, such pending lien shall be considered as certified, confirmed or ratified and Buyer shall, at Closing, be charged an amount equal to the last estimate by the public body, of the assessment for the improvement. If any refund of taxes or assessments is made after the Closing for a period prior to the Closing, the same shall be paid to Seller for the period to and including the Closing Date and to Buyer for the period commencing on the date after the Closing Date. The provisions of this Section 5.5 shall specifically survive Closing.
5.6 INCOME AND EXPENSES. Accounts receivable, profits, rents, interest and other revenue, utilities charges, maintenance costs, and other expenses of the Property, if any, shall be prorated to the Closing Date, based upon the actual number of days involved. All accounts payable and all other expenses relating or attributable to periods prior to Closing shall be paid by Seller. The provisions of this Section 5.6 shall survive the Closing.
5.7 UTILITIES. Water, electricity, oil, gas, steam, trash, telephone, sewer and other utilities, if any, shall be prorated to the Closing Date, based on actual charges when final meter readings have been obtained or actual expenses determined. Seller, to the extent current readings are available, shall endeavor to furnish readings made on or immediately prior to the Closing Date.
5.8 SURVIVAL. Sections 5.5 through 5.8, inclusive, and Section 6.1 shall survive the Closing.
5.9 EXPENSES. Buyer shall pay at Closing Buyer’s proportion of the prorations as set forth in Sections 5.5 through 5.7 hereof; the costs of Buyer’s studies and investigations; any institutional or other loan-related costs for any loans procured by Buyer; the recording cost for each Deed; and Buyer’s own attorney’s fees incurred prior to any default by Seller. Seller shall pay at Closing the cost of Seller’s share of the prorations as set forth in Sections 5.5 through 5.7 hereof; the premium for each Owner’s Policy of Title Insurance; UCC chattel searches; the cost of the Survey required by Section 3.3; the cost of the Phase I Environmental Audit and any other study, audit and/or investigation by Seller as required by Section 3.5; the cost of recording any corrective instrument; the cost or fee for state documentary stamps which are required to be affixed to each Deed; and Seller’s own attorney’s fees incurred prior to any default by Buyer. Except as otherwise provided in this Section 5.9, all other expenses hereunder shall be paid by the party incurring such expense.
ARTICLE VI
REPRESENTATIONS AND WARRANTIES
6.1 SELLER’S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to the best of Seller’s knowledge and belief the following as of the date hereof and as of Closing:
(a) Seller is the owner of fee simple title to the Property;
(b) The Property is or at the time of Closing will be free and clear of all liens except for ad valorem taxes for the year of such Closing, not yet due and payable, and for all subsequent years, and except for encumbrances to be released at such Closing. Further, there is no proceeding pending or being prosecuted for reduction of the assessed valuation, or taxes or other imposition with respect to all or any part of the portion of the Property, or for any special assessment liens against the same;
(c) There are no condemnation or eminent domain proceedings pending, or to the best of Seller’s knowledge, contemplated against the Property, or any part thereof, and Seller has received no notice of the desire of any public authority or other entity to make or use the Property or any part thereof
(d) To the best of Seller’s knowledge, there are no threatened or pending suits or proceedings before any court, administrative agency, or other governmental instrumentality against or affecting Seller or any part of the Property which (i) do or could affect ownership, operation, use or occupancy of the Property, or any part thereof; or (ii) do or could prohibit or make unlawful the consummation of the transaction contemplated by this Contract, or render Seller unable to consummate the same;
(e) Seller has received no notice of, and to its knowledge there is no violation of, any law, regulation, ordinance, order, restrictive covenant, or other requirement affecting the Property;
(f) Seller has no knowledge of any unrecorded easements, restrictions or encumbrances affecting all or any portion of the Property;
(g) The consummation of the transactions contemplated hereunder will not violate or result in a breach of or constitute a default under any provision of any contract, lien, instrument, order, judgment, decree, ordinance, regulation, condominium declaration, or other restriction of any kind to which Seller or the Property is bound or affected;
(h) No representation or warranty by Seller in this Contract or in any instrument, certificate or written statement furnished to Buyer pursuant hereto, or in connection with the transaction contemplated hereby, contains or will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading;
(i) There are no mechanics’ or materialmens liens against the Property, and if subsequent to Closing hereunder, any mechanics’ or other liens shall be filed against the Property as a result of any actions by or on behalf of the Seller, Seller shall take such action, within thirty (30) days after the filing thereof, by bonding, deposit, payment or otherwise, in order to remove, transfer or satisfy such lien of record against the Property, at Seller’s sole cost and expense;
(j) That Seller has inspected the Property and to the best of its knowledge, information and belief after diligent inquiry, there is not located in, on, upon, over or under the Property (i) asbestos in any form, (ii) urea formaldehyde foam insulation, (iii) transformers or other equipment containing dielectric fluid which contains levels of polychlorinated biphenyls in excess of fifty parts per million, or (iv) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any federal, state, county, regional or local authority or which, even if not so regulated, is known to pose a hazard to the health and safety of any persons that now or may hereafter occupy the Property or property adjacent to the Property (hereinafter sometimes collectively called "hazardous waste"). Should any asbestos, urea formaldehyde foam insulation, transformers containing excessive levels of polychlorinated biphenyls, or other regulated materials, equipment, or substances described above be found in, upon, over or under the Property, Buyer hereby agrees that it shall immediately notify Seller; and upon receipt of such notice, Seller shall commence removal of same at Seller’s expense, which shall be completed within a reasonable time, in full compliance with any applicable governmental regulations and Closing shall be delayed until Seller’s environmental consultant shall certify to Buyer that the removal and any clean-up is complete and in full compliance with any applicable governmental regulations;
(k) There are no adverse parties in possession of the Property, or of any part thereof and there are no parties in possession thereof except Seller, and no party has been granted any license, lease, or other right relating to the use or possession of the Property, provided, however, Buyer may agree to receive and Seller to convey a portion of the property subject to the Rinker Mining Lease;
(l) There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor relief laws contemplated or filed by Seller or pending against Seller or the Property;
(m) There are no contracts or other obligations outstanding for the sale, exchange or other transfer of the Property, or any portion thereof.
6.2 REAFFIRMATION OF WARRANTIES. At Closing, the Seller shall, in writing, reaffirm to the Buyer the truth and correctness, as of the Closing Date, of each of the warranties set forth above.
ARTICLE VII
INTERIM COVENANTS
7.1 INTERIM COVENANTS OF SELLER. Seller hereby covenants with the Buyer that between the Effective Date of this Contract and the Closing Date:
(a) Seller will not, without Buyer’s prior written consent (which consent may not be unreasonably withheld) create or suffer the creation of any new encumbrance on any portion of the Property, nor will Seller accept any additional advance under any existing mortgage on the Property unless the Seller shall have the ability to obtain a release of such mortgage from the same by the time of Closing. For the purposes of this provision, the term "encumbrance" shall mean any lien, claim, pledge, mortgage, security agreement, financing statement, or other encumbrance, encroachment, right-of-way, lease, easement, covenant, condition or restriction. In the event Seller encumbers or suffers to be further encumbered the subject portion of the Property in contravention of this Subsection 7.1(a), such encumbrance shall be eliminated by Seller at or before Closing by the payment of any amount necessary from the Closing proceeds or otherwise;
(b) Buyer and its agents and representatives shall be entitled to enter upon the Property for inspection and examination; provided, however that Buyer shall not materially interfere with the operations of Seller or of Seller’s guests or tenants on the Property;
(c) All risks shall be borne by Seller until acceptance by Buyer of delivery of the Deed at Closing;
(d) Seller will notify Buyer in writing of any changes to the Property that may prohibit, impede, or adversely impact Buyer’s proposed development in accordance with Buyer's Approved Site Plan; and
(e) Seller will not remove anything (including without limitation soil, sand, or rock except pursuant to the Rinker Mining Lease) from the Property, without the prior written consent of the Buyer. Provided, however, Seller may remove fill dirt to the extent necessary to fulfill its pre-existing contractual obligation to the Florida Board of Regents.
The Seller’s representations, warranties, and interim covenants described above in Section 6.1 above and in this Section 7.1 shall survive Closing.
ARTICLE VIII
CASUALTY AND CONDEMNATION
8.1 CONDEMNATION. In the event of the institution against any portion of the Property owned by Seller, of any proceedings, judicial, administrative or otherwise, relating to the taking, or to a proposed taking of any portion of the Property by eminent domain, condemnation or otherwise prior to Closing, then the Seller shall notify the Buyer promptly and the Buyer shall have the option, in its sole and absolute discretion of any of (i) terminating this Contract, whereupon Buyer shall also be reimbursed by Seller for all payments made by Buyer pursuant to the Rinker Termination Agreement or otherwise in connection with the Rinker Mining Lease; or (ii) closing in accordance with the terms of this Contract and receiving the proceeds or damages paid for the taking; or (iii) closing the transaction as provided under this Contract at a Purchase Price equitably reduced in proportion to that portion of the Property so taken, the Seller receiving the proceeds of the taking. Such election must be made by the Buyer within ten (10) days of the notice furnished by Seller. If Buyer fails to make a timely election in writing, it shall be deemed to have elected alternative (iii).
Nothing in this paragraph shall be construed to prevent or require either party to contest or defend or otherwise assert its rights and interests in the property in the event of a condemnation or eminent domain proceeding.
8.2 CASUALTY TO PROPERTY. Seller agrees to give Buyer prompt notice of any fire, sinkhole, or other casualty affecting any portion of the Property owned by Seller between the date hereof and the Closing Date. If prior to Closing there shall occur fire, sinkhole or other casualty to any portion of the Property owned by Seller which would interfere with the contemplated use thereof by Buyer, then, in such event, Buyer may at its option terminate this Contract by notice to Seller within thirty (30) days after Buyer has received the notice referred to above or at any such Closing, whichever is earlier, and Buyer shall be reimbursed by Seller for all payments made by Buyer pursuant to the Rinker Termination Agreement or otherwise in connection with the Rinker Mining Lease. If Buyer does not so elect to terminate this Contract, then the Closing shall take place as provided herein without abatement of the respective Purchase Price, and there shall be assigned to Buyer at any Closing all interest of Seller in and to any insurance proceeds resulting or to result therefrom which may be payable to Seller on account of such occurrence. If prior to Closing there shall occur fire or sinkhole or other casualty to a portion of the Property owned by Seller which would not materially interfere with the contemplated use thereof by Buyer, then, in such event, Buyer shall have no right to terminate its obligations under this Contract, but Seller shall repair, prior to Closing, all damage resulting therefrom, or, at Buyer’s option, there shall be assigned to Buyer at Closing all interest of Seller in and to any insurance proceeds resulting or to result therefrom which may be payable to Seller on account of any such occurrence and the respective Purchase Price shall be reduced in direct proportion to such portion of the Property as is rendered unfit for Buyer’s contemplated use.
ARTICLE IX
TERMINATION AND DEFAULT
9.1 Intentionally Deleted.

9.2 DEFAULT BY BUYER: SELLER’S REMEDIES. If Buyer defaults in the performance of any of Buyer’s obligations, covenants or agreements contained in this Contract, for any reason other than a default by Seller, then, upon Seller’s demand and after Seller has notified Buyer of Seller’s termination of this Contract, Seller shall be entitled to receive (to the extent not already in Seller’s possession) the Deposit and all accrued interest from Escrow Agent, as agreed upon and liquidated damages on account of such breach by Buyer (it being understood and agreed by both Buyer and Seller that such amount is a fair and reasonable measure of the damages to be suffered by Seller in the event of such default, the exact amount thereof being difficult, inconvenient, uncertain to determine and incapable of ascertainment), whereupon both Buyer and Seller shall be relieved from any further obligations or liabilities arising under or out of this Contract. The remedy described in this paragraph shall be Seller’s sole and exclusive remedy in the event of a default by Buyer. The provisions of this Section 9.2 shall specifically survive the termination of this Contract.
9.3 DEFAULT BY SELLER. Seller shall be in default hereunder upon the occurrence of any one or more of the following events:
(a) Any of Seller’s warranties or representations set forth herein are or shall be untrue or inaccurate in any material respect, and the circumstances causing such representation or warranty to be untrue or inaccurate shall not be immediately corrected by Seller after notice of same; or
(b) Seller shall fail to meet, comply with or perform any covenant, agreement, or obligation required, within the time limits (time being of the essence), and in the manner required in this Contract.
9.4 BUYER’S REMEDIES. In the event of a default by Seller hereunder, Buyer may, at its option, do any of the following:
(a) Terminate this Contract by written notice delivered to Seller prior to the Closing, and upon such termination, (i) the Deposit and all interest accrued thereon shall be returned to Buyer, and (ii) Seller shall reimburse Buyer for any and all payments made by Buyer pursuant to the Rinker Termination Agreement or otherwise in connection with the Rinker Mining Lease.
(b) Buyer shall be entitled to bring an action against Seller for specific performance at Buyer’s option.
The provisions of Sections 9.3 and 9.4 shall specifically survive the termination of this Contract.
ARTICLE X
DEED OF RESTRICTIONS/ARCHITECTURAL STANDARDS
10.1 DEED OF RESTRICTIONS/ARCHITECTURAL STANDARDS. From time to time, Buyer may prepare, in addition to the CCRs and subject to Seller’s approval, which may not be unreasonably withheld, conditioned or delayed, any number of Declarations of Deed Restrictions (collectively the "Supplemental Declarations"), which set forth restrictions running with the land regarding the development and use of specified portions of the Property for uses and purposes in accordance with Buyer’s final rezoning and the Approved Site Plan, as such plan may be amended from time to time, which Supplemental Declarations may not contain provisions inconsistent with the CCRs. Buyer agrees that such Supplemental Declarations shall provide for development of the Property in a manner consistent with Seller’s plans and concepts for sale and development of Seller’s property and the University Village Community. Said standards shall prohibit mobile or manufactured homes. Upon request, Seller agrees to subordinate the Purchase Money Mortgage to such Supplemental Declarations.
ARTICLE XI
MISCELLANEOUS
11.1 BROKER. Seller warrants and represents to Buyer that Seller has not dealt with any broker in connection with this transaction other than Florida Real Estate Consultants, Inc. ("Seller's Broker"). Seller has agreed to compensate Seller's Broker for its services in connection with the transactions contemplated under the Contract pursuant to a separate agreement between Seller and Seller's Broker. A copy of the agreement has been provided to Buyer prior to execution of this contract. Buyer warrants and represents to Seller that Buyer has not dealt with any broker in connection with this transaction other than Florida Real Estate Consultants, Inc., a Florida corporation, registered employer of Lauren Davis, licensed salesperson ("Buyer's Broker"), and Buyer has agreed to compensate Buyer's Broker for its services pursuant to a separate agreement.
In the event of any claim(s) by any person or firm (other than Buyer's Broker or Seller's Broker) for a finder’s fee, professional fee or brokerage commission, Seller and Buyer hereby agree to indemnify and hold the other harmless from any and all losses, damages, costs and expenses, including but not limited to attorneys’ fees and related disbursements through trial and on appeal, incurred in connection with such claim(s) if the warranties stated above are proven to be false. The provisions of this Section 11.1 shall specifically survive Closing.
11.2 ENTRY UPON THE PROPERTY. Unless and until this Contract is terminated, Buyer shall have the right to enter upon the Property, or to cause others to enter upon the Property, at all times prior to the Closing contemplated hereunder in order to perform or cause to be performed soil tests, surveying and engineering studies and examinations or to otherwise view and inspect the Property. Any such entry shall be performed in such a manner so as to not cause damage to the Property. In the event this Contract is terminated, the right of entry granted hereby shall likewise be terminated, and Buyer shall deliver to Seller an affidavit attesting to the absence of any claims of lien or potential claims by lienors employed or contracted by Buyer to perform any work or inspections upon or related to the Property and that person(s) so employed or contracted with Buyer in that regard have been paid in full. Seller shall provide keys or combinations to locks on any gate located on the Property, if any, to Buyer upon execution of the Contract
11.3 COUNTERPARTS. This Contract may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures by facsimile transmission of this contract shall be acceptable and binding upon both parties.
11.4 NO RECORDING. This Contract shall not be placed of record. The recording of this entire Contract by Buyer shall cause this Contract and all rights under it forthwith to terminate without the necessity of any further action on the part of the Seller, and shall be deemed a breach of this Contract, and Seller is hereby appointed agent of Buyer for the purpose of executing and recording any and all documents required to release any rights of Buyer recorded in violation hereof.
11.5 ATTORNEYS’ FEES AND COSTS. If any legal action or other proceeding is brought for the enforcement of this Contract, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Contract, the prevailing party or parties shall be entitled to recover reasonable paralegal and attorneys’ fees and other costs incurred in that action or proceeding, including those related to appeals, in addition to any other relief to which it or they may be entitled.
11.6 NOTICES. All notices, demands, requests or other communications made pursuant to, under or by virtue of the Contract must be in writing and either hand delivered, delivered by overnight courier or telecopier or facsimile transmission, or mailed through the United States Postal Service by certified or registered mail, return receipt requested, to the party to which the notice, demand, request or communication is being made, as follows:
To Seller: Agri-Insurance Company, Ltd. (Confirm CurrentAddress)
Attention: Mr. Ben Hill Griffin, III
P. 0. Box 127
Frostproof, FL 33843
Phone No.:(863) 635-2251
Fax No.:(863) 635-7333
With Copy to: Dr. W. Bernard Lester (Confirm Current Address)
Alico, Inc.
P.O. Box 338
LaBelle, FL 33975
Phone No.:(863) 675-2966
Fax No.:(863) 675-6928
With Copy to: Harry O. Hendry, Esq.
The Hendry Law Firm, P.A.
Post Office Box 1509
Ft. Myers, FL 33902
Phone No.:(239) 332-7123
Fax No.:(239) 332-5147
With Copy to: Naples/Dallas Venture, Inc.
Suite 503
5150 Tamiami Trail North
Naples, Florida 34103
Attention: Brian J. Klaas
Phone No.:(239) 643-2525
Fax No.:(239) 643-7878
With Copy to: Florida Real Estate Consultants, Inc.
5150 North Tamiami Trail, Suite 503
Naples, Florida 34103
Attention: Dick Klaas
Phone No.:(239) 643-2525
Fax No.:(941) 643-7878
To Buyer: Ginn Development Company
Attention: Edward R. Ginn, III
215 Celebration Place
Suite 200
Celebration, Florida 34747
Phone No.:(321) 939-4700
Fax No.:(321) 939-4800
With a copy to: Frank B. Bazzel, Esq.
Morris, Manning & Martin, L.L.P.
1600 Atlanta Financial Center
3343 Peachtree Road, N.E.
Atlanta, Georgia 30326
Phone No.:(404) 233-7000
Fax No.:(404) 365-9532
With Copy to: Florida Real Estate Consultants, Inc.
______________________
______________________
Attention: Lauren Davis
Phone No.:(239) 649-0808
Fax No.:(239) 649-0779
or to such other address as may be hereafter designated by either Buyer or Seller by giving notice to the other party. Any notice demand, request or other communication shall be deemed to be given upon actual receipt in the case of hand delivery, facsimile or telecopier transmission, or delivery by overnight courier, or four (4) business days after depositing the same in a letter box or by other means placed within the possession of the United States Postal Service, properly addressed to the party in accordance with the foregoing and with the proper amount of postage affixed thereto. In the event of any notice via telecopier or facsimile transmission, a hard copy shall be sent via certified mail, return receipt requested on the day of such transmission. Any such transmission received after 5:00 p.m. Eastern Standard Time (or Daylight Time, as then applicable) shall be deemed to have been given on the next following business day. For purposes of delivering and receiving any notices, demands, requests or other communications under this Contract, the attorneys for Buyer may directly contact and give notices on Buyer’s behalf to Seller and Seller’s attorneys, and the attorneys for Seller may directly contact and give notices on Seller’s behalf to Buyer and Buyer’s attorneys. The respective attorneys for both Seller and Buyer are hereby expressly authorized to give and receive any notice, demand, request or to make any other communication pursuant to the terms of this Contract on behalf of their respective clients.
11.7 INTEGRATION. This Contract contains all of the terms agreed upon between the parties with respect to the subject matter hereof, and is the complete, final, exclusive and entire understanding between Buyer and Seller with respect to the purchase and sale of the Property, and supersedes all previous contracts, agreements, and understandings of the parties, either oral or written, relating to the Property.
11.8 AMENDMENTS. This Contract may not be changed, modified or terminated, except by an instrument executed by the parties hereto. Amendments to this Contract transmitted via facsimile shall be deemed to be originals, and signatures via facsimile transmission shall be acceptable and binding upon both parties.
11.9 WAIVER. No waiver by Buyer or Seller of any failure or refusal to comply with obligations of any other party shall be deemed a waiver of any other or subsequent failure or refusal to so comply.
11.10 SUCCESSORS AND ASSIGNS. The provisions of this Contract shall inure to the benefit of, and shall bind, the heirs, executors, administrators, successors and assigns (where assignment is permitted) of the respective parties.
11.11 NO ASSUMPTION OF SELLER’S LIABILITIES. Buyer is acquiring only the Property from Seller and is not the successor of Seller. Buyer does not assume or agree to pay, or indemnify Seller or any other person or entity for any liability, obligation or expense of Seller or relating to the Property owned by Seller in any way. Seller hereby agrees to indemnify and hold Buyer harmless from’ and against all loss, damage, liability and expense (including court costs and attorney’s fees) arising out of or in any way connected with (i) any failure by Seller to observe and perform any and all of the covenants, conditions and obligations of Seller under any contract, agreement or lease entered into by Seller prior to Closing and relating to the Property owned by Seller; (ii) any intentional or unintentional misrepresentation or breach of warranty by Seller of any of the representations or warranties set forth in Article VI of this Contract, which are being relied upon by Buyer in proceeding towards closing the transaction contemplated under this Contract; (iii) arising from any acts or omissions of Seller, whether negligent or intentional, relating to the Property owned by Seller and occurring prior to the Closing Date; (iv) for any taxes and assessments remaining unpaid for calendar years prior to the year of Closing; and (v) for any other obligations (including, but not limited to, obligations under this Contract and any contracts) predating the Closing Date. The provisions of this Section 11.11 shall survive Closing.
11.12 PARTIAL INVALIDITY. If any term or provision of this Contract or the application thereof to any person or circumstances shall, to any extent, be declared invalid or unenforceable by a court of competent jurisdiction, the remainder of this Contract, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, such term or provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Contract and all other applications of any such term or provision shall not be affected thereby, and each term and provision of this Contract shall be valid and be enforced to the fullest extent permitted by law.
11.13 GOVERNING LAW. This Contract shall be construed and enforced in accordance with the laws of the State of Florida, exclusive of choice of law rules, and should any provision of this Contract require interpretation in any judicial, administrative or other proceeding or circumstance, it is agreed that the Court, administrative body, or other entity interpreting or construing the same shall not apply a presumption that a document is to be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being further agreed that both Buyer and Seller have contributed substantially and materially to the negotiation and preparation of this Contract. The obligations of the parties are performable and venue for any legal action arising out of this Contract shall lie in Lee County, Florida.
11.14 ASSIGNMENT. Buyer shall not assign this Contract without Seller's prior written consent, which consent shall not be unreasonably withheld; provided, however, that Buyer shall have the right at any time without Seller's consent to assign this Contract and its rights hereunder to any person, partnership (general or limited), corporation or other entity that is affiliated with and controlled by either Edward R. Ginn, III and/or the Lubert-Adler Funds. Seller hereby acknowledges that Buyer is a party to that certain Assignment Agreement with Naples/Dallas dated January 5, 2001 by virtue of that certain Assignment dated as of April 6, 2001, as amended by that certain Amendment to Assignment Agreement dated as of April 5, 2001 (as so amended and assigned, the "Assignment Agreement"), and that pursuant to the Assignment Agreement, if Buyer is in default in its obligations under the 2,500 Acre Contract or the Assignment Agreement, Buyer is required to re-assign the 2,500 Acre Contract to Naples/Dallas. In the event that Buyer is required pursuant to the Assignment Agreement to re-assign the 2,500 Acre Contract to Naples/Dallas, this Contract shall remain in full force and effect as to the 2,100 Acre Contract and the parcels located in Sections 7, 8, 11 and 12 which were the subject of the 2,100 Acre Contract.
11.15 HEADINGS: PLURAL AND SINGULAR. The headings which have been used throughout this Contract have been inserted for convenience of reference only and do not constitute matter to be construed in interpreting this Contract. Words of any gender used in this Contract shall be held and construed to include any other gender and words in the singular shall be held to include the plural, and vice versa, unless the context requires otherwise. The words "herein", "hereof", "hereunder" and other similar compounds of the word "here" when used in this Contract shall refer to the entire Contract, and not to any particular provision or section. If the last day of any time period stated herein shall fall on a Saturday, Sunday, federal legal or banking holiday, then the duration of such time period shall be extended so that it shall end on the next succeeding day which is not a Saturday, Sunday, federal legal or banking holiday. The term "business day" shall mean any day other than a Saturday, Sunday, federal legal or banking holiday.
11.16 CAPACITY OF ESCROW AGENT. Escrow Agent has represented only the Seller in regard to the closing of the subject transaction. Both parties recognize and acknowledge that Escrow Agent is counsel for the Seller and that Escrow Agent has agreed to serve as Escrow Agent as a convenience to both parties. Both parties agree that Escrow Agent may continue to represent Seller in this and any other transaction or matter including, without limitation, representation in disputes between or among Buyer, Seller and any disputes concerning the Deposit, and disputes concerning Escrow Agent’s responsibilities hereunder.
11.17 LIMITATION OF ESCROW AGENT'S LIABILITY. Escrow Agent shall not be responsible for any defaults hereunder by any party. Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel. In the event of actual or potential dispute as to the rights of the parties hereto under this Contract, the Escrow Agent may in its sole discretion, continue to hold the Deposit until the parties mutually agree to the release thereof, or until a judgment of a court of competent jurisdiction shall determine the rights of the parties thereto, or it may deposit any monies and all instruments held pursuant to this Contract with the Clerk of Court, Lee County, Florida, and upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully terminate, except to the extent of an account of any monies theretofore delivered out of escrow. In the event of any suit between Seller and Buyer wherein in the Escrow Agent is made a party by virtue of acting as such Escrow Agent hereunder, or in the event of any suit wherein Escrow Agent interpleads the subject matter of this escrow, the Escrow Agent shall be entitled to recover a reasonable attorney’s fee and costs incurred, said fees and costs to be charged and assessed as court costs in favor of the prevailing party. All parties agree that Escrow Agent shall not be liable to any party or person whomsoever for any action taken or omitted by Escrow Agent, including but not limited to any misdelivery of monies or instruments subject to this escrow, unless such misdelivery shall be due to willful breach in bad faith of this Contract or gross negligence on the part of the Escrow Agent.
11.18 JOINT INDEMNIFICATION OF ESCROW AGENT. Buyer and Seller hereby agree, jointly and severally, to indemnify Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expense or fee with which Escrow Agent may be threatened by reason of acting as Escrow Agent under this Contract, except in the case of Escrow Agent’s own willful misconduct or gross negligence; and in connection therewith, to indemnify Escrow Agent against any and all expenses, including attorneys’ fees and costs of defending any action, suit or proceeding or resisting any claim. Escrow Agent shall be vested with a lien on all property deposited hereunder for indemnification, for attorneys’ fees, court costs regarding any suit, inter-pleader or otherwise, or any other expense, fee or charge of any character or nature, which may be incurred by Escrow Agent by reason of disputes arising between Buyer and Seller as to the correct interpretation of this Contract and instructions given to Escrow Agent. Regardless of anything to the contrary contained in any provision of this Contract, Escrow Agent may hold the Deposit until and unless said additional expenses, fees and charges shall be fully paid. All of the terms and conditions in connection with Escrow Agent’s duties and responsibilities and the rights of Seller, Buyer and any lender or anyone else, are contained in this instrument, and the Escrow Agent is not required to be familiar with the provisions of any other instrument or agreement, and shall not be charged with any responsibility or liability in connection with the observance or non-observance by anyone of the provisions of any other such instrument or agreement. Escrow Agent may rely and shall be protected in acting upon any paper or other document which may be submitted to Escrow Agent in connection with its duties hereunder and which is believed by Escrow Agent to be genuine and to have been signed or presented by the property party or parties and shall have no liability or responsibility, with respect of the form, execution or validity thereof. Escrow Agent shall not be required to institute or defend any action or legal process involving any matter referred to herein which in any manner affects it or Escrow Agent’s duties or liabilities hereunder unless or until required to do so by the Buyer or Seller, and then only upon receiving full indemnity in an amount and of such character as Escrow Agent shall require, against any and all claims, liabilities, judgments, attorneys’ fees and other expenses of every kind in relation thereto, except in the case of Escrow Agent’s own willful misconduct or gross negligence. Escrow Agent shall not be bound in any way or affected by any notice of any modification, cancellation, abrogation or rescission of this Contract, or any fact or circumstance affecting or alleged to affect the rights or liabilities of any other persons, unless Escrow Agent has received written notice satisfactory to Escrow Agent signed by all parties to this Contract.
11.19 ESCROW AGENT RESIGNATION & REPLACEMENT. Escrow Agent may resign upon thirty (30) days written notice to the parties to this Contract. If a successor Escrow Agent is not appointed within said thirty (30) day period, Escrow Agent may petition the appropriate court to name a successor.
11.20 FURTHER ACTS. In addition to the acts recited in this Contract to be performed by Seller and Buyer, Seller and Buyer agree to perform or cause to be performed at the Closing or after the Closing any and all such further acts, at Buyer’s expense or reimbursement to Seller, as may be reasonably necessary to consummate the transaction contemplated hereby.
11.21 DEFINITION OF OFFER AND ACCEPTANCE. Execution of this Contract by Buyer shall constitute an offer to purchase the Property on the terms and conditions set forth in this Contract subject to acceptance at the option of Seller, which acceptance shall be accomplished by Seller’s execution of this Contract.
11.22 EXPIRATION. The offer of Buyer extended by the delivery of this Contract to Seller shall be automatically revoked unless Seller shall execute this Contract and deliver an executed copy of the same to Buyer within ten (10) days of receipt of this Contract.
11.23 AMENDMENT AND RESTATEMENT. This Contract shall amend, restate and supersede the 2,500 Acre Contract, the 2,100 Acre Contract, the Amended and Restated Agreement for Purchase and Sale and the Second Amended and Restated Agreement for Purchase and Sale. From and after the date hereof, all of the terms and provisions of the 2,500 Acre Contract, the 2,100 Acre Contract, the Amended and Restated Agreement for Purchase and Sale and the Second Amended and Restated Agreement for Purchase and Sale shall be governed exclusively by the terms of this Contract.
  11.24 COUNTERPARTS. This Contract may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.
  11.25 RESOLUTIONS. Attached hereto as Exhibit "D", and incorporated herein by this reference, are Resolutions of the Boards of Directors of both Buyer and Seller specifically authorizing the transaction described in, and approving the terms set forth in, this Third Amended and Restated Agreement for Purchase and Sale, which Resolutions shall also fully authorize the person executing this Third Amended and Restated Agreement for Purchase and Sale on behalf of such party to so execute this Third Amended and Restated Agreement for Purchase and Sale, and to take all action necessary to consummate the transaction described herein.

11.26 Section 5 Land. Seller understands and agrees that Buyer requires the density allocated to the Land located in Section 5 (the "Section 5 Land") in order to construct its intended development on the Property. Buyer agrees that, if Buyer is successful in transferring all of the density allocated by law to the Section 5 Land (67.5 units) for the benefit of the Land owned by Buyer in sections other than Section 5, then in such event and at such time as the transfer of density is completed in accordance with all legal requirements and in accordance with the provisions of this paragraph, Buyer will convey fee simple title to Seller (or its designee) to the Land located in Section 5, stripped of all density with respect thereto, originally purchased by Buyer from Seller pursuant to this Contract. In no event shall Buyer be required to convey the Section 5 Land to Seller pursuant to this paragraph if (i) such conveyance does or would in any way adversely impact the density or the allocation thereof for the Property as a whole, and/or (ii) if buyer, for any reason, is not permitted by law or is unable to effectuate a transfer of the density allocated to the Section 5 Land (67.5 units) for the benefit of the remainder of the Property in a manner which is satisfactory to Buyer. If neither of the events described in subsections (i) or (ii) above occur, then and only at such time as the transfer of all of the density allocated to the Section 5 Land (67.5 units) has been completed in accordance with the terms of this paragraph to the satisfaction of Buyer, Buyer shall convey the Section 5 Land, stripped of all density, to Seller by Special Warranty Deed subject to all matters of record and matters of survey. Seller acknowledges and agrees that, if the Section 5 Land is conveyed to Seller in accordance with this paragraph, all density rights with respect to the Section 5 Land will remain with, run with title to and be appurtenant to those portions of the Property not located in Section 5. Additionally, Seller, for itself, its designee and its and their successors and assigns, covenants and agrees (and shall affirm such covenant and agreement in a recordable document to be executed by Seller or its designee, as applicable, prior to Buyer’s execution and delivery of the Special Warranty Deed for the Section 5 Land) that Seller, or its designee as applicable, shall not take any action to use, develop or rezone the Section 5 Land and will not permit any other party to take any such actions, which actions will in any manner adversely affect the density allocated to the Property (excluding the Section 5 Land) or in any manner permit the construction of improvements on the Section 5 land which would be competitive with Buyer’s improvements on its remaining Property. Seller shall be responsible for all legal fees and other costs and expenses incurred by Buyer in connection with the transfer of the Section 5 Land to Seller (or its designee) pursuant to this paragraph. IN WITNESS WHEREOF, this Contract has been duly executed by the parties hereto as of the day and year set forth below.
SELLER: ALICO-AGRI, LTD., a Florida limited partnership By: /S/ BEN HILL GRIFFIN, III Name: Ben Hill Griffin, III Title: Chairman of Board and CEO
PURCHASER:
GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership
By: Ginn-Naples GP, LLC, a Georgia limited liability company
By: /S/ EDWARD R. GINN, III
Edward R. Ginn, III, its sole member and manager

Date: 8/29/03	Date: 8/29/03

EXHIBIT "A"
Legal Description of the Property
LEGAL DESCRIPTION
ALICO DRGR - EAST PARCEL
Sections 5, 7 & 8, 17, 18 19 and 20, Township 46 South, Range 26 East
LEE COUNTY, FLORIDA
4139.612 acres, more or less
Parcel being more particularly described in a Wilson Miller Engineering firm survey dated August 26, 2003, signed by Mark D. Haines PSM.

EXHIBIT "B"
Form of Purchase Money Note
[See Attached]

EXHIBIT "C"
Form of Purchase Money Mortgage

EXHIBIT "D"
Resolutions

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
AGREEMENT FOR PURCHASE AND SALE

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED AGREEMENT FOR PURCHASE AND SALE (this "Amendment") is made and entered into as of the 5th day of December, 2003 by and between GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership ("Buyer") and ALICO-AGRI, LTD., a Florida limited partnership ("Seller").

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Third Amended and Restated Agreement for Purchase and Sale dated August 29, 2003 (the "Contract"), pursuant to which the parties set forth their agreement with respect to the purchase and sale of certain property located in Lee County, Florida, as more particularly described in the Contract (the "Property");

WHEREAS, the parties hereto desire to amend the Contract as more particularly set forth below.

NOW, THEREFORE, for and in consideration of Ten Dollars in hand paid by the parties one to the other and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Seller and Buyer do hereby agree as follows:

1. All capitalized terms not otherwise defined in this Amendment shall have the meaning given such terms in the Contract.

2. The Contract is hereby modified as follows:

a. Section 1.1(a) of the Contract is hereby amended to add to the definition of the "Land" that certain parcel of real property containing approximately 397.7 acres located in Lee County, Florida, which parcel is more particularly described on Exhibit "A-1" attached hereto and incorporated herein by this reference.

b. Section 2.1 is hereby deleted in its entirety and the following language inserted in lieu thereof:
"2.1 PURCHASE PRICE. The purchase price for the Property shall be Sixty Two Million Nine Hundred Thousand and no/100 Dollars ($62,900,000.00)(the "Purchase Price")."
c. Notwithstanding anything in the Contract to the contrary, Exhibit "B" attached hereto and incorporated herein by this reference shall for all purposes constitute Exhibit "B" to the Contract.
d. Notwithstanding anything in the Contract to the contrary, Exhibit "C" attached hereto and incorporated herein by this reference shall for all purposes constitute Exhibit "C" to the Contract.

e. The following language is hereby deleted from the second sentence of Section 3.1 of the Contract:

"Seller shall cause to be delivered to Buyer a current owner’s title insurance commitment for the entire Property issued by Chicago Title Insurance Company through or in conjunction with The Hendry Law Firm, P.A. (the "Title Company") within thirty (30) days after the Effective Date of this Contract,"

and the following language inserted in lieu thereof:

"Seller shall cause to be delivered to Buyer a current owner’s title insurance commitment for the entire Property issued by Chicago Title Insurance Company through or in conjunction with The Hendry Law Firm, P.A. (the "Title Company") no later than January 5, 2004,"
f. Notwithstanding anything in the Contract to the contrary, attached hereto as Exhibit "D" is a resolution of the Boards of Directors of Seller specifically authorizing the transaction described in the Contract, as amended by this Amendment, and approving the terms set forth in the Contract, as amended by this Amendment, which Resolution also fully authorizes the person executing the Contract and this Amendment on behalf of Seller to so execute the Contract and this Amendment, and to take all action necessary to consummate the transaction described herein.

3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Amendment may be executed and delivered by fax (telecopier).

4. Except as expressly set forth herein, the Contract remains unmodified and unchanged and the parties hereto ratify and confirm the Contract, as amended hereby.

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment effective the day and year first written above.
BUYER:
GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership
By: Ginn-Naples GP, LLC, a Georgia limited liability company
By: /S/ EDWARD R. GINN, III
Edward R. Ginn, III,
its sole member and manager
SELLER:
ALICO-AGRI, LTD.,
a Florida limited partnership
By: /S/ BEN HILL GRIFFIN, III
Name: Ben Hill Griffin, III
Title: Chairman & CEO
EXHIBIT "A-1"
LEGAL DESCRIPTION OF 397.7 ACRE TRACT
[See Attached Description]
Exhibit "A"
DESCRIPTION OF A PARCEL
LYING IN
SECTIONS 6 AND 7, TOWNSHIP 46 SOUTH, RANGE 26 EAST
LEE COUNTY, FLORIDA
(DRGR PARCEL)
A TRACT OR PARCEL OF LAND SITUATED IN THE STATE OF FLORIDA,
COUNTY OF LEE, LYING IN SECTION 6 AND 7, TOWNSHIP 46 SOUTH,
RANGE 26 EAST AND BEING DESCRIBED AS FOLLOWS:
THE EAST ONE HALF OF SECTION 6, TOWNSHIP 46 SOUTH, RANGE 26 EAST,
LEE COUNTY, FLORIDA
AND
ALL THAT PORTION OF THE EAST ONE HALF OF SECTION 7, TOWNSHIP 46
SOUTH , RANGE 26 EAST , LEE COUNTY, FLORIDA LYING NORTH OF THE
NORTH RIGHT-OF-WAY LINE OF ALICO ROAD.
CONTAINING 397.7 ACRES, MORE OR LESS.
SUBJECT TO FACTS THAT MAY BE REVEALED BY AN ACCURATE
BOUNDARY SURVEY.
SUBJECT TO EASEMENTS, RESTRICTIONS, RESERVATIONS AND RIGHTS-OF-
WAY.
DESCRIPTION PREPARED ON August 29, 2001.
EXHIBIT "B"
PROMISSORY NOTE

Amount of the Note: $__________________

Date of the Note: ___________________

Maturity Date: ___________________

Maker's Name and Address: GINN-LA NAPLES LTD., LLLP
Ginn Development Company
Attention: Edward R. Ginn, III
215 Celebration Place
Suite 200
Celebration, Florida 34747

Payee's Name and Address: ALICO-AGRI, LTD.
Attention: Mr. Ben Hill Griffin, III
__________________
__________________

FOR VALUE RECEIVED, the undersigned, and if more than one, jointly and severally (the "Maker") promises to pay to the order of the Payee, or its successors or assigns, at its principal office set forth above, or at such other place as the Payee may from time to time designate to the Maker in writing, in legal tender of the United States, the amount of the Note (the "Principal Amount") together with interest at the rates set forth below on the unpaid balance of the Principal Amount, as follows:

The Principal Amount remaining unpaid under this Note from time to time shall bear interest in arrears at the following rates:

a) Years 1-4 - The interest rate shall be Two and One-Half Percent (2.5%), compounded annually.

Principal and interest installments shall be due and payable as follows:

1. Beginning on the date which is one (1) year after the date of this Note, and continuing every year during the term of the Note thereafter on the yearly anniversary date of the Note ("Anniversary Date"), Maker shall pay an amount equal to __________________ Dollars ($_________), which amount represents one-fourth of the original Principal Amount of the Note ("Minimum Annual Principal Payment"). Notwithstanding the foregoing, in the event that Maker has at any time during any given year prior to any Anniversary Date, paid any or all of such year’s Minimum Annual Principal Payment, then on the Anniversary Date of such year, Maker shall only be required to pay the balance due towards the Minimum Annual Principal Payment for such year which has not been paid as of the Anniversary Date. Additionally, in the event that Maker, in any given year, pays more than such year’s Minimum Annual Principal Payment, then such credit balance shall be carried over to the next succeeding year and shall reduce the amount of the next year’s Minimum Annual Principal Payment by the excess amount paid in the previous year.

2. At the time that any Minimum Annual Principal Payment is made, Maker shall also pay to Payee the interest accrued on the Minimum Annual Principal Payment during such year. No other payment of interest under the Note (other than at the time that the entire balance of this Note is required to be paid in full) shall be required other than the yearly interest payment described in this paragraph.

3. The remaining balance of the Principal Amount and all unpaid accrued interest shall be due and payable in full on the fourth (4th) Anniversary Date of the Note.

All such payments of principal shall be applied to the then outstanding principal balance of this Note provided all unpaid and past due interest due and payable as of such date has been paid in full to Payee and, if not, such payments shall be applied first to interest and then to principal.

All payments of principal and interest shall be made in legal tender of the United States and shall be by wire transfer, cashier's check or other readily available funds acceptable to Payee.

This Note is secured by a mortgage (the "Mortgage") dated the date hereof of property located in the County of Lee, State of Florida, which Mortgage is recorded in the public records of Lee County, Florida, granted by the Maker to the Payee to which reference is hereby made for a description of the Mortgaged Property (as defined in the Mortgage), the nature and extent of the security, the rights of the Payee in respect thereof and the terms and conditions upon which this Note is issued.

If any principal, interest or other sums payable under this Note or under the Mortgage are not promptly paid when due and not cured within fifteen (15) days after written demand from Payee to Maker or if default be made in the performance of any other agreements, conditions or covenants contained herein or in the Mortgage, which nonmonetary default is not cured within thirty (30) days after written notice from Payee to Maker or if such nonmonetary default by its nature cannot be cured within thirty (30) days, Maker within said thirty (30) days has not commenced to cure said default and thereafter actually cured such default within six (6) months after such notice subject to force majeure, then the Principal Amount and accrued interest shall become due and payable immediately, at the option of the holder hereof. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

Maker agrees to pay all costs of collection of this Note including reasonable attorneys' fees, and all costs, expenses and attorneys' fees for any retrial, rehearing or appeals. Any and all sums due hereunder after a default beyond any applicable grace or cure period under this Note or under the Mortgage shall bear interest at the rate which is five points higher than the rate of interest in effect under this Note at the time of such default from the date when such sums are due until paid. The interest payable or agreed to be paid hereunder shall not exceed the highest lawful rate of interest permitted in the State of Florida, and if, inadvertently, there is such excess sum, it shall be applied to reduce the Principal Amount or returned to Maker if this Note is then paid in full.

The Maker hereby waives presentment for payment, protest, notice, notice of protest and notice of dishonor and agrees to remain and continue to be bound for the payment of all sums due under this Note notwithstanding any renewals or extension of the time for payment of sums due hereunder or any changes by way of release, surrender or substitution of any security for this Note, and waive all and every kind of notice of such extensions or changes.

The Maker shall be exculpated from personal liability for payment of the indebtedness represented hereby and the Holder, by acceptance hereof agrees that it shall not seek, be entitled to or enforce any deficiency judgment against the Maker, its successor or assigns and that Holder's sole remedy shall be limited to its rights of repossession, foreclosure or sale of the Mortgaged Property as provided in the Mortgage and such other rights in or recourse to the property, both real and personal, hypothecated by Maker under the Mortgage.

Time is of the essence with respect to all obligations hereunder.

This Note shall be construed and enforced according to the laws of Florida. Venue for any action concerning this Note shall be in Lee County, Florida.

This Note may be prepaid in whole or in part at any time, without penalty, and any prepayment shall apply first to accrued interest and then to principal.

This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
"MAKER" GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership By: Name: Title:

EXHIBIT "C"
PURCHASE MONEY MORTGAGE
This instrument prepared by
And return to:
Frank B. Bazzel, Esq.
Morris, Manning & Martin, L.L.P.
1600 Atlanta Financial Center
3343 Peachtree Road, N.E.
Atlanta, Georgia 30326

MORTGAGE DEED

THIS MORTGAGE DEED (the "Mortgage"), dated as of ______________________, 200_, by and between GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership, a whose permanent post office mailing address is ___________________________, facsimile no. ___________ (hereinafter called "Mortgagor"), and ALICO-AGRI, LTD., a Florida limited partnership, whose permanent post office mailing address is ____________________________, facsimile no. ___________ (hereinafter called "Mortgagee").

W I T N E S S E T H:

WHEREAS, Mortgagor is indebted to Mortgagee in the principal sum of ________________________________________________________________________ Dollars ($___________) together with interest thereon, as evidenced by that certain promissory note of even date herewith, executed by Mortgagor and delivered to Mortgagee (the "Note"), the terms of which are incorporated in and made a part of this Mortgage and which provide that all principal and accrued interest is due and payable on or before the date or dates described in the Note.

NOW, THEREFORE, in order to secure the performance and observance by Mortgagor of all covenants and conditions of the Note, this Mortgage and all other instruments securing the Note or referred to herein, and for other valuable considerations, the receipt of which is acknowledged, Mortgagor hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, hypothecates, pledges, delivers, sets over, warrants and confirms unto Mortgagee forever, all of Mortgagor's estate, right, title and interest in, to and under the following (all of which is hereinafter referred to as the "Mortgaged Property"):

THE MORTGAGED PROPERTY

  A. THE LAND. All the land located in the County of Lee, State of Florida (the "Land"), as more particularly described in Exhibit "A" attached hereto and by reference made a part hereof, subject only to those Permitted Exceptions set forth on Exhibit "B" attached hereto and by reference made a part hereof.

  B. THE IMPROVEMENTS. TOGETHER WITH all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, and all fixtures, machinery, appliances, equipment, furniture, and personal property of every nature whatsoever now or hereafter owned by Mortgagor and located in or on, or attached to, or used or intended to be used in connection with or with the operation of, the land, buildings, structures or other improvements, or in connection with any construction being conducted or which may be conducted thereon, and owned by Mortgagor, including all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing and all of the right, title and interest of Mortgagor in and to any such personal property or fixtures (subject to any lien, security interest or claim together with the benefit of any deposits or payments now or hereafter made on such personal property or fixtures by Mortgagor or on its behalf) (the "Improvements").

  C. EASEMENTS OR OTHER INTERESTS. TOGETHER WITH all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the property hereinabove described, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of Mortgagor of, in and to the same, including but not limited to all judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the property described in Paragraphs A, B and C hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in Paragraphs A, B and C hereof or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the property described in Paragraphs A, B and C hereof or any part thereof.

  D. ASSIGNMENT OF RENTS. TOGETHER WITH all rents, royalties, issues, profits, revenue, income and other benefits from the property described in Paragraphs A, B and C hereof to be applied against the indebtedness and other sums secured hereby, provided, however, that permission is hereby given to Mortgagor so long as no default has occurred hereunder beyond any applicable grace or cure period, to collect, receive, take, use and enjoy such rents, royalties, issues, profits, revenue, income and other benefits as they become due and payable, but not in advance thereof. The foregoing assignment shall be fully operative without any further action on the part of either party and specifically Mortgagee shall be entitled, at its option upon the occurrence of a default hereunder which remains uncured beyond the expiration of any applicable grace or cure period, to all rents, royalties, issues, profits, revenue, income and other benefits from the property described in Paragraphs A, B and C hereof whether or not Mortgagee takes possession of the property described in Paragraphs A, B and C hereof. Upon any such uncured default hereunder, the permission hereby given to Mortgagor to collect such rents, royalties, issues, profits, revenue, income and other benefits from the property described in Paragraphs A, B and C hereof shall terminate and such permission shall not be reinstated upon a cure of the default without Mortgagee's specific consent. Neither the exercise of any rights under this paragraph by Mortgagee nor the application for any such rents, royalties, issues, profits, revenue, income or other benefits to the indebtedness and other sums secured hereby, shall cure or waive any default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

  E. ASSIGNMENT OF LEASES. TOGETHER WITH all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the property described in Paragraphs A, B and C hereof, together with all security therefor and all monies payable thereunder, subject, however, to the conditional permission hereinabove given to Mortgagor to collect the rentals under any such lease. The foregoing assignment of any lease shall not be deemed to impose upon Mortgagee any of the obligations or duties of Mortgagor provided in any such lease, and Mortgagor agrees to fully perform all obligations of the lessor under all such leases. Upon Mortgagee's request, Mortgagor agrees to send to Mortgagee a list of all leases covered by the foregoing assignment and any such lease shall expire or terminate or as any new lease shall be made, Mortgagor shall so notify Mortgagee in order that at all times Mortgagee shall have a current list of all leases affecting the property described in Paragraphs A, B and C hereof. Mortgagee shall have the right, at any time and from time to time, to notify any lessee of the rights of Mortgagee as provided by this paragraph. From time to time, upon request of Mortgagee, Mortgagor shall specifically assign to Mortgagee as additional security hereunder, by an instrument in writing in such form as may be approved by Mortgagee, all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the Mortgaged Property, together with all security therefor and all monies payable thereunder, subject to the conditional permission hereinabove given to Mortgagor to collect the rentals under any such lease. Mortgagor shall also execute and deliver to Mortgagee any notification, financing statement or other document reasonably required by Mortgagee to perfect the foregoing assignment as to any such lease. Notwithstanding anything herein to the contrary, so long as no default has occurred hereunder beyond any applicable grace or cure period, Mortgagor shall have the right to modify and terminate any leases affecting the Mortgaged Property in Mortgagor’s discretion, without obtaining Mortgagee’s prior consent.

This instrument constitutes an absolute and present assignment of the rents, royalties, issues, profits, revenue, income and other benefits from the Mortgaged Property, subject, however, to the conditional permission given to Mortgagor to collect, receive, take, use and enjoy the same as provided hereinabove; provided, further, that the existence or exercise of such right of Mortgagor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor, and any such subsequent assignment by Mortgagor shall be subject to the rights of Mortgagee hereunder.

  F. FIXTURES AND PERSONAL PROPERTY. TOGETHER WITH a security interest in (i) all property and fixtures affixed to or located on the property described in Paragraphs A, B and C hereof which, to the fullest extent permitted by law shall be deemed fixtures and a part of the real property; (ii) all articles of personal property and all materials delivered to the property described in Paragraphs A, B and C hereof for use in any construction being conducted thereon, and owned by Mortgagor; (iii) all contract rights, general intangibles, actions and rights in action, including all rights to insurance proceeds and proceeds of condemnation or eminent domain as all of the same may relate to the property described in Paragraphs A, B and C hereof; (iv) subject to the rights of Mortgagor in and to all such Permits (hereinafter defined), and the rights of Mortgagor to terminate, modify and/or amend any such Permits, as same pertain to the rights of Mortgagor to develop all portions of the Mortgaged Property released from the lien of this Mortgage, all development rights, consents, approvals, permits, licenses, reservations, prepaid utility fees or deposits, prepaid impact fees, and authorizations now or hereafter created, issued or paid for construction, development or operation of the Mortgaged Property (the "Permits"), including, but not limited to, those set forth on Exhibit "__" hereto; (v) all contracts for the design, engineering and construction for the Approved Common Infrastructure Improvements (as defined herein)(including but not limited to the payment and performance bonds, if any) to be installed in the Project as defined herein, or any portion thereof; and (vi) all proceeds, products, replacements, additions, substitutions, renewals and accessions of any of the foregoing. Mortgagor (Debtor) hereby grants to Mortgagee (Creditor) a security interest in all fixtures, rights in action and personal property described herein.

This Mortgage is a self-operative security agreement with respect to such property, but Mortgagor agrees to execute and deliver on demand such other security agreements, financing statements and other instruments as Mortgagee may request in order to perfect its security interest or to impose the lien hereof more specifically upon any of such property. Mortgagee shall have all the rights and remedies in addition to those specified herein of a secured party under the Uniform Commercial Code.

TO HAVE AND TO HOLD the same, together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining and the reversions, remainders, rents, issues and profits thereof, and also all the estate, right, title, interest, property, possession, claim or demand of the Mortgagor in and to the same, and every part thereof, unto the Mortgagee in fee simple.

AND Mortgagor covenants with the Mortgagee that Mortgagor is indefeasibly seized of the Mortgaged Property in fee simple; that it has full power and lawful right to convey and mortgage the same in fee simple; that upon default it shall be lawful for the Mortgagee at all times peaceably and quietly to enter upon, hold, occupy, possess and enjoy the Mortgaged Property, and every part thereof; that the Mortgaged Property is and will, except as allowed herein, remain free from all liens and encumbrances, including taxes and assessments, except for the Permitted Exceptions, assessment liens for CDDs (hereinafter defined), easements for roads, utilities, lakes and other infrastructure improvements constructed on the Mortgaged Property from time to time consistent with the Approved Site Plan (as such plan may be modified from time to time), and as herein otherwise provided; that Mortgagor will make such further assurances to perfect the fee simple title to the Mortgaged Property in Mortgagee as may be reasonably required, and that Mortgagor does hereby fully warrant the title thereto, and every part thereof, and will defend the same against the lawful claims of all persons whomsoever.

PROVIDED ALWAYS that if the Mortgagor shall pay to the Mortgagee the indebtedness evidenced by the Note or any renewal or replacement of the Note and if the Mortgagor shall duly, promptly and fully perform, comply with and abide by each and every one of the stipulations, agreements, conditions and covenants of the Note, this Mortgage, or other instruments referred to herein, then this Mortgage and the estate hereby created shall cease and be null and void.

Mortgagor further covenants and agrees with Mortgagee as follows:

  1. USE OF MORTGAGED PROPERTY. To develop the Mortgaged Property as a multi-use residential community (the "Project") consisting of approximately ____ residential lots (the "Lots" or "Units") together with ____ eighteen hole golf course(s) with clubhouse and related amenities (each a "Golf Course", collectively the "Golf Courses") and other related common facilities and amenities (collectively the "Project"), to be constructed on the Mortgaged Property substantially in accordance with the site plan attached hereto as Exhibit "___" and incorporated herein by this reference, as such site plan may be amended from time to time during the process of development of the Mortgaged Property (such site plan, as amended, shall be referred to as the "Approved Site Plan") as finally approved by Lee County, Florida, pursuant to the terms of that certain Third Amended and Restated Agreement of Purchase and Sale dated __________, 2003 between Mortgagor and Mortgagee, as amended (the "Purchase and Sale Agreement").

  2. PAYMENT. To pay all sums secured hereby, together with interest and other appurtenant charges thereon, when the same shall become due, as provided in the Note, this Mortgage or other instruments referred to herein or evidencing any renewal or extension thereof.

  3. TAXES AND OTHER PAYMENTS. To pay and discharge when due any taxes, assessments, levies, charges, liabilities, claims, liens, obligations, impositions and encumbrances of every nature and kind now on the Mortgaged Property, or that hereafter may be imposed, suffered, placed, levied or assessed thereon, or that hereafter may be levied or assessed upon this Mortgage or the indebtedness secured hereby, including, but not limited to, all impact fees, utility reservation fees, off-site impact fees or costs, as and when due, and to produce receipts therefor upon demand and to provide Mortgagee on or before December 31st of each year of the term hereof with receipts for payment of all real property taxes on the Mortgaged Property for such prior year. The failure of Mortgagor to provide the paid tax receipts as required herein shall constitute a monetary default hereunder if and only at such time as Mortgagor has still failed to provide the paid tax receipts after Mortgagee provides written notice to Mortgagor of its non-receipt of such paid tax receipts and Mortgagor fails to provide such receipts to Mortgagee within ten (10) business days after receipt of such a notice.

  4. INSURANCE. (i) To keep the Mortgaged Property insured against loss or damage by fire and all perils included within the term "extended coverage endorsement" in an amount equal to its full replacement value, such insurance to be issued by companies approved by Mortgagee, which approval shall not be unreasonably withheld, delayed or denied. The policy or policies of insurance shall contain a standard mortgagee clause with loss payable to Mortgagee; and (ii) to maintain comprehensive general liability insurance for not less than Ten Million and no/100 Dollars ($10,000,000.00) against claims and liability for injury to persons or property occurring on the Mortgaged Property, including all appurtenant easements. All such policy or policies of insurance shall name Mortgagee as an additional insured and shall provide for not less than ten (10) days prior written notice of modification, cancellation, termination or expiration to Mortgagee.

  5. REPAIRS; WASTE. To keep the Mortgaged Property in good condition and repair and to permit, commit, or suffer no waste, impairment or deterioration of any part thereof and Mortgagee shall have the right to inspect the Mortgaged Property on reasonable notice to Mortgagor and, if Mortgagor so elects, Mortgagee shall be accompanied by a representative of Mortgagor on any such inspection. Mortgagor will not erect, build or construct upon any portion of the Mortgaged Property, any building or structure of any kind whatsoever, the erection, building or construction of which is not contemplated on or by the Approved Site Plan or, if not so contemplated on or by the Approved Site Plan, has not been otherwise previously approved by Mortgagee in writing.

  6. GOVERNMENTAL REGULATION. To observe, abide by and comply with all statutes, ordinances, orders, permits, requirements, development agreements or decrees relating to the Mortgaged Property by any federal, state or municipal authority or subdivision thereof, and to observe and comply with all conditions and requirements necessary to preserve and extend the Permits, including without limitation any and all rights, licenses, consents, approvals, permits, development rights (including but not limited to, zoning variances, special exceptions and nonconforming uses), privileges, franchises and concessions which are applicable to the Mortgaged Property or which have been granted to or contracted for by Mortgagor in connection with any existing, presently contemplated or future use of the Mortgaged Property. Mortgagor shall promptly provide to Mortgagee copies of all correspondence, memos, notices, claims or demands to or from any governmental authority relating to the Permits. Failure by Mortgagor to keep and maintain in full force and effect and in good standing all such Permits now or hereafter granted and acquired with respect to the Mortgaged Property and all development rights thereon shall constitute a default hereunder if and only at such time as Mortgagor has still failed to maintain any such Permit after Mortgagee provides written notice to Mortgagor of its failure to maintain any such Permit and Mortgagor fails to obtain or reinstate the applicable Permit and provide evidence thereof to Mortgagee within thirty (30) business days (or reasonable longer period as is necessary to obtain or reinstate the applicable Permit provided Mortgagor is diligently seeking such Permit or reinstatement within said thirty (30) business day period) after receipt of such a notice. If at any time during the term hereof, Mortgagee reasonably deems any Permits to be in jeopardy of loss, expiration or termination due to Mortgagor's failure to comply with any requirement thereof, Mortgagee shall be entitled, upon reasonable notice under the circumstances to Mortgagor, to take all actions necessary to preserve those Permits and charge the reasonable costs thereof, including attorneys' fees, to Mortgagor. Failure of Mortgagor to pay such costs within thirty (30) business days of written demand from Mortgagee shall be an additional event of default. In the event Mortgagee reacquires any portion of the Mortgaged Property through foreclosure, deed in lieu of foreclosure or otherwise, it is expressly agreed that the Mortgagor and Mortgagee shall be entitled to exercise the rights granted by and under the Permits to develop their respective portions of the Mortgaged Property in accordance with the Approved Site Plan.

  7. FUTURE ADVANCES. Upon request of Mortgagor, Mortgagee, at Mortgagee’s sole option, within twenty (20) years from date of this Mortgage, may make future advances to Mortgagor. It is hereby specifically agreed that any sum or sums which may be loaned or advanced by the Mortgagee to the Mortgagor at any time after the recording of this Mortgage, together with interest thereon at the rate agreed upon at the time of such loan or advance, shall be equally secured with and have the same priority as the original indebtedness and be subject to all the terms and provisions of this Mortgage, providing that the aggregate amount of the principal outstanding at any time shall not exceed an amount equal to two times the principal amount originally secured hereby.

  8. ASSIGNMENT OF RENTS AND LEASES. Mortgagor hereby grants a first assignment and pledge to Mortgagee, as additional security for the payment of indebtedness secured by this Mortgage, of any and all leases, written or oral, rents, income, profits, issues, and revenues, from whatever source derived existing now or hereafter on the Mortgaged Property; and Mortgagor covenants to observe all the obligations of the lessor in any leases and not to do or permit to be done anything to impair the security thereof; not to execute any other assignment of lease or assignment of rents of the Mortgaged Property; and, except at times when Mortgagee is not in default of its obligations under this Mortgage beyond any applicable grace or cure period, during which times that Mortgagee is not in default Mortgagee shall have a free right to alter, modify, changes the terms, surrender, cancel or terminate any leases without the prior consent of Mortgagor, not to alter, modify or change the terms of, or surrender, cancel or terminate any leases, without the prior written consent of Mortgagee.

  9. EMINENT DOMAIN. In the event of condemnation proceedings of the Mortgaged Property, the award or compensation payable thereunder is hereby assigned to and shall be paid to Mortgagee to the extent of the sums due hereunder. Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings, Mortgagee may be represented by counsel selected by Mortgagee. In the event of a total condemnation, the proceeds of any award or compensation so received shall, at the option of Mortgagee, either be applied to the prepayment of the Note, or at the option of Mortgagee, such award shall be paid over to Mortgagor for restoration of the Mortgaged Property. In the event of a partial condemnation, Mortgagor shall pay over to Mortgagee such portion of the award as is reasonably necessary to restore the portion of the remaining Mortgaged Property not condemned but affected by such condemnation, and the balance shall be payable to Mortgagee to be applied as a prepayment of the Note.

  10. EXPENSES OF COLLECTION. All sums secured by this Mortgage shall be payable at Mortgagee’s address set forth above, and, unless otherwise provided in this Mortgage, shall bear interest at the same rate per annum as the Note bears, from date of accrual until paid. If the Note or any other sums secured by this Mortgage shall be collected by legal proceedings or through a probate or bankruptcy court, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by the option given to the Mortgagee to accelerate the maturity, Mortgagor agrees to pay all and singular the costs, charges and expenses, including attorneys' fees through all stages of legal proceedings (including bankruptcy, pretrial, trial, appellate and administrative) reasonably incurred, or paid at any time by the Mortgagee because of the failure on the part of the Mortgagor to perform, comply with and abide by each and every one of the stipulations, agreements, conditions and covenants of the Note, this Mortgage or other instruments referred to herein, and every such payment shall bear interest at the rate which is five points higher than the rate of interest in effect under the Note at the time of such default from the date when such sums are due until paid.

  11. TRANSFERS AND ENCUMBRANCES. Unless otherwise provided in this Mortgage, if, without Mortgagee's prior written consent, which shall not be unreasonably withheld, conditioned or delayed by Mortgagee, all or any part of the Mortgaged Property, or any interest therein, is sold, conveyed, leased, assigned or transferred in any manner or further encumbered by Mortgagor, whether voluntarily or by operation of law, then in that event Mortgagee may declare all sums secured by this Mortgage immediately due and payable. This provision shall not be construed to prevent Mortgagor from (i) entering into contracts to sell parcels of the Mortgaged Property which are to be released from the lien of this Mortgage at the closing of such contracts, or (ii) conveying portions of the Mortgaged Property to a property owner’s association, to the public or any other government entity, or (iii) encumbering the Mortgaged Property with the lien of financing provided for bonds issued by any CDD (defined below) and/or any and all assessment liens that shall secure bonds issued by any such CDD.

  12. INSOLVENCY. It shall be a default of this Mortgage if the Mortgagor shall (a) consent to the appointment of a Receiver, Trustee or Liquidator of all or a substantial part of the Mortgagor's assets, or (b) be adjudicated a bankrupt or insolvent, or file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they become due, or (c) make a general assignment for the benefit of creditors, or (d) file a petition or answer seeking reorganization or arrangement of creditors, or to take advantage of any insolvency law, or (e) file an answer admitting the material allegations or a petition filed against the Mortgagor in any bankruptcy, reorganization or insolvency proceeding or (f) itself take action for the purpose of affecting any of the foregoing, or (g) if any order, judgment or decree shall be entered upon an application of a creditor or Mortgagor by a court of competent jurisdiction approving a petition seeking appointment of a Receiver, or Trustee of all or a substantial part of the Mortgagor's assets and such order, judgment or decree shall continue unstayed and in effect for a period of ninety (90) days.

  13. MORTGAGEE'S PERFORMANCE OF DEFAULTED ACTS. If Mortgagor shall default, after the giving of notice and the lapse of any applicable grace or cure period, in any of the stipulations, agreements, conditions and covenants contained in the Note, this Mortgage or other instruments referred to herein, or in the payment of any taxes, assessments, levies, charges, liabilities, liens, claims, obligations, impositions and encumbrances on the Mortgaged Property, or fail to make any payment of any insurance premiums or other charges, or any other monies required to be paid under the Note, the Mortgage or other instruments referred to herein, or to keep the Permits in full force and effect and in good standing, or to keep the Mortgaged Property in good condition and repair or shall commit or permit waste, or if there be commenced any action or proceeding affecting the Mortgaged Property or the title thereto, or the interest of Mortgagor therein, then the Mortgagee may, at its option, subject to the notices and cure periods set forth in paragraph 14 below, take such action or pay such sums as Mortgagee deems advisable to cure such defaults including the prosecution or defense of litigation, and all expenditures made by the Mortgagee in that connection, including reasonable attorneys' fees, shall be secured by the lien of this Mortgage, shall draw interest at the rate which is five points higher than the rate of interest in effect under the Note at the time of such default from the date when such sums are due until paid, and shall, at the option of the Mortgagee, be added to the unpaid principal amount due under the Note or be payable by Mortgagor immediately and without demand. Neither the right nor the exercise of the right herein granted unto the Mortgagee to make any such payments shall preclude the Mortgagee from exercising its option to cause the whole indebtedness secured hereby to become immediately due and payable by reason of the Mortgagor's default in making such payments.

  14. DEFAULT; ACCELERATION OF INDEBTEDNESS. (i) If any installment of the Note, whether of principal or interest or both, or the payment of any other sums of money referred to in this Mortgage, whether such payment is due to Mortgagee or to others, is not promptly and fully paid when due, and such default remains uncured for a period of fifteen (15) days after written notice thereof from Mortgagee to Mortgagor or (ii) in the event a nonmonetary breach or default be made by the Mortgagor in any one of the stipulations, agreements, conditions and covenants of said Note, this Mortgage, or any other documents or instruments executed and delivered by the Mortgagor to and in favor of the Mortgagee as security for, evidence of or otherwise connected with or incidental to the loan transaction or extension of credit evidenced by the Note and secured by this Mortgage, or if each and every one of said stipulations, agreements, conditions and covenants are not otherwise duly, promptly and fully discharged or performed and Mortgagor fails to cure such nonmonetary default within thirty (30) days after written notice thereof from Mortgagee to Mortgagor or if such default cannot be cured within such cure period, if Mortgagor fails to commence such cure within said thirty (30) days and thereafter diligently and in good faith pursues said cure and, in fact, cures said default within a reasonable time necessary to cure such default (subject to force majeure), (for purposes herein, any of such events described in clause (i) or (ii) above not cured within the applicable grace period are hereinafter referred to as an "Event of Default") then the Mortgagee, at its option, may thereupon or thereafter declare the indebtedness evidenced by the Note as well as all other monies secured hereby, to be forthwith due and payable, whereupon the principal of and the interest accrued on the indebtedness evidenced and represented by the Note and all other indebtedness evidenced and represented by the Note and all other sums secured by this Mortgage shall immediately become and be due and payable as if all of said sums of money were originally stipulated to be paid on such day, and thereupon, without notice or demand, the Mortgagee may avail itself of all rights and remedies provided by law and may prosecute a suit at law or in equity as if all monies secured hereby had matured prior to its institution, anything in this Mortgage or in the Note to the contrary notwithstanding. The Mortgagee may foreclose this Mortgage as to the amount so declared due and payable, and the Mortgaged Property shall be sold according to law to satisfy and pay the same together with all costs, expenses and allowances, including, without limitation, a reasonable fee for the Mortgagee's attorneys for pretrial, trial and appellate proceedings. The Mortgaged Property may be sold in one parcel, several parcels or groups of parcels, and the Mortgagee shall be entitled to bid at the sale and, if the highest bidder for the Mortgaged Property or any part or parts thereof, shall be entitled to purchase the same. The failure or omission on the part of the Mortgagee to exercise the option for acceleration of maturity and foreclosure of this Mortgage following any default as aforesaid or to exercise any other option granted hereunder to Mortgagee when entitled to do so in any one or more instances, or the acceptance by Mortgagee of partial payment of the indebtedness secured hereby, whether before or subsequent to Mortgagor's default hereunder, shall not constitute a waiver of any such default or the right to exercise any such option, but such option shall remain continuously in force. Acceleration of maturity, once claimed hereunder by Mortgagee, at the option of Mortgagee, may be rescinded by written acknowledgment to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity.

Any sums due and owing to Mortgagee hereunder or under the Note for any purpose whatsoever after an Event of Default shall bear interest at the rate which is five points higher than the rate of interest in effect under the Note at the time of such default from the date when such sums are due until paid to Mortgagee. All agreements between Mortgagor and Mortgagee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that under no contingency whatsoever, whether by reason of acceleration of the maturity of the Note, or otherwise, shall the amount paid, or agreed to be paid, to Mortgagee for the use, forbearance, or detention of the money to be loaned under the Note, or otherwise, or for the payment or performance of any covenant or obligation contained in the Note or this Mortgage, or other instrument evidencing, securing, or pertaining to the indebtedness evidenced by the Note, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of the Note or this Mortgage, or other instrument, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances Mortgagee shall ever receive anything of value deemed interest by applicable law in an amount which would exceed interest at the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note or to any other principal indebtedness of the Mortgagor to the Mortgagee, and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Note and such other indebtedness, such excess shall be refunded to Mortgagor. All sums paid, or agreed to be paid, by Mortgagor for the use, forbearance, or detention of the indebtedness of Mortgagor to Mortgagee shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Mortgagor and Mortgagee.

  15. RECEIVER. Upon an Event of Default by Mortgagor, Mortgagee shall be entitled to the appointment by a court of competent jurisdiction of a receiver of the Mortgaged Property as a matter of absolute right and without notice; with power to collect the rents, issues and profits of the Mortgaged Property due and coming due during the pendency of an action to foreclose this Mortgage, without regard to the value of the Mortgaged Property or the solvency of any person liable for the payment of any sums secured hereunder. Mortgagor, for itself and any subsequent owner, hereby waives any and all defenses to the application for a receiver as above provided, and hereby specifically consents to such appointment without notice; but nothing contained in this Mortgage is to be construed to deprive the Mortgagee of any other right, remedy or privilege it may now have under the law to have a receiver appointed. This provision for the appointment of a receiver of the rents and profits and the assignment of such rents and profits is made an express condition upon which the loan hereby secured is made. The costs, fees and expenses incurred pursuant to the exercise of the foregoing powers shall be an additional indebtedness secured by the lien of this Mortgage.

  16. WAIVER AND MODIFICATION. No modification or waiver hereof shall be effective between the Mortgagor and the Mortgagee unless it is in writing and duly executed by the party to be bound. Third parties shall be bound by any modification or waiver hereof in writing and duly recorded in the public records of the county in which the Mortgaged Property is located, or of which such third parties have actual notice. Without affecting the liability of Mortgagor or any other person (except any person expressly released in writing) for payment of any indebtedness secured hereby or for performance of any obligation contained herein, and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, Mortgagee may, at any time and from time to time, either before or after the maturity of the Note, and without notice or consent:

  a. Release any person liable for payment of all or any part of the indebtedness or for performance of any obligation;

  b. Make any agreement extending the time or otherwise altering the terms of payment of all or any part of the indebtedness, or modifying or waiving any obligation, on subordinating, modifying or otherwise dealing with the lien or charge hereof;

  c. Exercise or refrain from exercising or waive any right Mortgagee may have;

  d. Accept additional security of any kind; and

  e. Release or otherwise deal with any property, real or personal, securing the indebtedness, including all or any part of the Mortgaged Property.

No waiver or any default on the part of Mortgagor or of any breach of any of the provisions of this Mortgage shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time.

  17. MORTGAGOR'S STATUS. Mortgagor represents and warrants that it is duly organized and validly existing, in good standing under the laws of the state of its incorporation, has partnership interests outstanding which have been duly and validly issued, and is qualified to do business and is in good standing in the State of Florida, with full power and authority to consummate the transactions contemplated hereby.

  18. DEVELOPMENT REQUIREMENTS. It shall constitute an additional event of default under this Mortgage in the event that Mortgagor (subject to the notice and cure periods set forth at clause (ii) of paragraph 14 above):

  a. Materially modifies or materially amends the Approved Site Plan without Mortgagee's prior written approval which approval shall not be unreasonably withheld, or fails to develop the Mortgaged Property in accordance with the Approved Site Plan and all Permits, development orders and development agreements pertaining thereto. Notwithstanding anything contained herein to the contrary, Mortgagor, without such action constituting an event of default under this Mortgage, shall be entitled to terminate, modify and/or amend any Permits, development orders and development agreements in order to effectuate development of the Mortgaged Property in accordance with the Approved Site Plan (as such Approved Site Plan may be amended from time to time) without the consent of Mortgagee so long as Mortgagor is not in default beyond any applicable grace or cure period.

  b. Fails to maintain in full force and effect without material modification all Permits and other development rights in effect from time to time necessary to develop the Property in accordance with the Approved Site Plan. The parties hereto acknowledge that both the Mortgagor with respect to property released from the lien of this Mortgage and Mortgagee with respect to property remaining encumbered by the lien of this Mortgage, shall have the right to exercise the rights granted by the Permits to develop their respective properties in accordance with the Approved Site Plan in the event Mortgagee ever acquires or reacquires any of the Mortgaged Property pursuant to foreclosure, deed in lieu of foreclosure or otherwise. Mortgagee acknowledges that during the term of this Mortgage, Mortgagor shall have the right to assign its rights to develop unencumbered property granted by such Permits to its Lenders to secure financing for construction of the improvements thereon and the full development thereof. Mortgagor agrees that during the term of this Mortgage, Mortgagee shall be entitled to copies of all such Permits in existence now or created during the term hereof or as modified during the term hereof. Mortgagor shall promptly provide Mortgagee with copies of such Permits and all material correspondence, memoranda, notices, demands and other information pertaining to such Permits and the Approved Site Plan or other development rights with respect to the Mortgaged Property from or to all governmental agencies. Mortgagee shall have the rights to take all reasonable steps necessary to maintain all Permits and other development rights which are to expire or otherwise be adversely affected upon reasonable prior notice to Mortgagor. All reasonable expenses incurred by Mortgagee therefor shall be charged to Mortgagor and shall be paid to Mortgagee upon demand. Mortgagee acknowledges that any material modification of the Permits or the Approved Site Plan shall be a default hereunder unless Mortgagor first obtains Mortgagee's written consent which shall not be unreasonably withheld or delayed.

  19. RELEASE PROVISIONS.

a. By its acceptance of this Mortgage and the Note, the Mortgagee agrees that, so long as the Mortgagor shall not be in default beyond any applicable grace or cure period at the time of any requested release, of any of the stipulations, agreements, conditions and covenants of the Note, this Mortgage or other instruments referred to herein or given in connection with this Mortgage, the Mortgagee shall, upon the request of the Mortgagor in accordance with the provisions of this Mortgage and the payment or prepayment on account of the principal amount of the indebtedness represented by the Note of the applicable Release Payment hereinafter specified, release portions of the Mortgaged Property from the lien and encumbrance hereof upon and subject to the conditions, set forth herein.

(i) Release of Lots or Units from the lien of this Mortgage. Mortgagor may elect, at any time prior to payment of the Note in full, by means of a written request delivered to Mortgagee (each and every such request being a "Release Request"), to request the release from the lien of this Mortgage of all or any portion of the Mortgaged Property either in the form of particular lots or units specified by Mortgagor as shown on a subdivision plat approved by Lee County or in the form of particular acreage tracts specified by Mortgagor as shown on the Approved Site Plan, upon payment to Mortgagee of the required "Release Payment" (as determined in accordance with the procedure set forth below) for such lots/units or acreage tracts which the Mortgagor desires to be released. Upon submission to Mortgagee of any such Release Request and the applicable Release Payment, Mortgagee shall execute a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of this Mortgage the lots/units or acreage identified by Mortgagor in such Release Request.

The Release Payment for the lots/units or acreage requested to be released from the lien of this Mortgage pursuant to any particular Release Request shall be determined as follows: (i) if the Release Request specifies lots/units to be released, then the Release Payment applicable to such Release Request shall be calculated by multiplying the Per Lot Release Price (hereinafter defined) by the number of lots or units requested to be released in the applicable Release Request, or (ii) if the Release Request specifies any acreage tract to be released, then the Release Payment applicable to such Release Request shall be calculated by multiplying the Per Lot Release Price by the number of lots/units approved by the applicable governmental authority for development contained within the acreage tract to be released as shown on the Approved Site Plan. The "Per Lot Release Price" [AT THE TIME OF CLOSING, AN ACTUAL NUMBER SHOULD BE INSERTED HEREIN.] shall be equal to (i) the sum of the aggregate cash Purchase Price due under the Purchase and Sale Agreement if all acres included in the Purchase and Sale Agreement were purchased at the Closing, divided by (ii) the total number of approved lots shown on the Approved Site Plan for residential development, multiplied by (iii) 110%.

Mortgagor shall be required, at the times specified in the Note, to make the required minimum annual principal payments due under the Note for every year of the term of the Note. All sums paid by Mortgagor in any given year for the release of lots/units and/or acreage, in accordance with any Release Request or otherwise, shall be credited towards the minimum annual principal payment due under the Note for such year (or if applicable, the following year or years until the credit is exhausted), thus thereby reducing the balance of the minimum annual principal payment due in such year by the amount so paid. In the event that Mortgagor does not make a Release Request in any given year or the Release Request(s) made by Mortgagor in any given year do not result in a payment to Mortgagee of the total amount of the minimum annual principal payment due for such year under the Note, then Mortgagor may specify to Mortgagee, at the time Mortgagor makes such year’s minimum annual principal payment or any balance thereof which is due, the lots/units and/or acreage tracts desired and identified by Mortgagor by reference to the Property Subdivision Plat to be released by Mortgagee from the lien of this Mortgage, the value of which lots or acreage tracts shall not exceed the minimum annual principal payment. Upon delivery of any such Release Request and payment by Mortgagor to Mortgagee of any minimum annual principal payment, Mortgagee shall deliver a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of this Mortgage the lots or acreage so requested by Mortgagor to be released. If at any time during the term of the Note, Mortgagor makes any payments of principal thereunder but does not desire any particular release at the time of such payment, then Mortgagee shall acknowledge such payment by Mortgagor and at any time thereafter, Mortgagor shall be entitled to submit a Release Request to Mortgagee requesting release of lots or acreage with a value not in excess of the amount of Mortgagor’s credit balance under the Note, and upon submission of such Release Request to Mortgagee (and without the need for any Release Payment), Mortgagee shall deliver a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of this Mortgage the lots or acreage identified by Mortgagor by reference to the Approved Site Plan requested by Mortgagor to be released.

(ii) Release of portions of the Mortgaged Property to be used for Golf Courses and Infrastructure and Common Improvements from the lien of this Mortgage. Notwithstanding anything contained herein to the contrary, from time to time upon satisfaction of the Project Infrastructure Release Conditions (hereinafter defined), Mortgagor shall be entitled to obtain a release from the lien of this Mortgage, without the necessity of any payment being made under the Note, of any portion of the Mortgaged Property shown on the Approved Site Plan (as such plan may be amended from time to time in accordance with the provisions of the Purchase and Sale Agreement) to be designated for use as, or on which will be constructed, a golf course or golf courses, lakes, roads, utilities, rights-of-way, or other infrastructure improvements, common improvements or facilities (i.e., improvements or facilities which are for the common use and benefit of more than one lot or unit) for the benefit of and/or necessary or required for or by Mortgagor’s development, the public, any homeowner’s association or any community development district, all as contemplated by the Approved Site Plan (the golf courses and other infrastructure improvements and common facilities shall be hereinafter collectively referred to as the "Approved Common Infrastructure Improvements"). Should Mortgagor at any time desire to have released any portion of the Mortgaged Property for the purpose of using such portions of the Mortgaged Property for Approved Common Infrastructure Improvements, Mortgagor shall deliver a written request to Mortgagee (each and every such request being a "Project Infrastructure Release Request") wherein Mortgagor shall specify the acreage tracts to be released and the use for such acreage tracts, which request shall be accompanied by evidence, or state the date on which such evidence is estimated to be available, that all of the following conditions (" Project Infrastructure Release Conditions") have been satisfied by Mortgagor: (i) Mortgagor shall not be in default under this Mortgage beyond any applicable grace or cure period at the time of any requested release; (ii) Mortgagor has entered into a construction contract with an unaffiliated contractor for the construction of the particular improvements that qualify as Approved Common Infrastructure Improvements on the land requested by Mortgagor to be released, which construction contract shall only include the particular Approved Common Infrastructure Improvements to be constructed on the land to be released, and (iii) the land to be released shall only include the land necessary for construction of the Approved Common Infrastructure Improvements which are the subject of the construction contract, (iv) Mortgagor shall have obtained a surety payment and performance bond for the work subject to the construction contract in the amount of 100% of the construction contract price, (v) Mortgagor shall have obtained all development and/or building permits necessary for construction of the Approved Common Infrastructure Improvements which are the subject of the construction contract, (vi) at the time of such release, Mortgagor shall assign to Mortgagee as additional and collateral security Mortgagor's rights under the construction contract and the surety bonds (such collateral security agreements shall allow Mortgagor to exercise all rights thereunder as the owner) and (vii) in respect to any land to be released for a Golf Course to be constructed in accordance with the Approved Site Plan, then also, the Golf Course shall be made subject to a declaration of covenants, conditions and restrictions, that cannot be amended without the consent of Mortgagee that (a) restricts the use of the Golf Course land being released to only a golf course and (b) provides for play on the golf course when it is completed by all owners of lots and/or units in the land remaining encumbered by this Mortgage and allows such owners to purchase memberships in the applicable golf club on the same basis as the owners of lots and/or units in the Mortgaged Property that has been released from the lien of this Mortgage. Upon the submission by Mortgagor to Mortgagee of any Project Infrastructure Release Request with evidence appropriate to show satisfaction of the above conditions, Mortgagee shall execute a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of this Mortgage the portion of the Mortgaged Property which is the subject of the Project Infrastructure Release Request.

b. Notwithstanding any provision herein to the contrary, in the event that any release of property requested by Mortgagor would result in any of the Mortgaged Property remaining encumbered by the lien of this Mortgage being landlocked without access to publicly dedicated roads and/or utility systems, then as a condition to such release, Mortgagor shall grant and/or Mortgagee shall retain, as appurtenant easements to such remaining portions of the Mortgaged Property encumbered by the lien of this Mortgage, easements in form and content reasonably necessary over the portion(s) of the Mortgaged Property which has been released from the lien of this Mortgage sufficient to allow Mortgagee access to public roads and/or utility systems. Such easements to the extent practical shall conform to the development of the Mortgaged Property contemplated by the Approved Site Plan.

  20. SUBORDINATION OF THE LIEN OF THIS MORTGAGE. Notwithstanding anything contained in this Mortgage to the contrary, Mortgagee shall consent, and agree to make subordinate the lien of this Mortgage, to financing provided through one or more community development districts ("CDD") established under Florida law in respect to the development of the Mortgaged Property and any and all assessment liens that shall secure bonds issued by any such CDD, for the construction of (i) any Approved Common Infrastructure Improvements, (ii) other off-site improvements required by any governmental authority or otherwise to be constructed by Mortgagor in connection with Mortgagor’s rezoning of the Property, or in connection with any permits or approvals required for the development of the Property, (iii) improvements made in connection with obligations placed on Mortgagor pursuant to the Purchase and Sale Agreement, and (iv) improvements made in connection with and/or pursuant to that certain Agreement by and between Mortgagor and Florida Gulf Coast University Foundation dated ______, 200__. Mortgagee agrees that it shall provide its written consent, as evidenced by Mortgagee’s signature on any documentation reasonably required to be executed by Mortgagee in order to effectuate such consent and subordination, to any issuance of bonds through any CDD and to the subordination of the lien of this Mortgage to such financing and any and all assessment liens that secure bonds issued by any such CDD, provided that such CDD is formed in accordance with, and subject to the provisions of, the laws of the State of Florida, and that the funds raised by the issuance of the bonds shall be used to pay solely for improvements contemplated by the Approved Site Plan (as such plan may be amended in accordance with the terms of the Purchase and Sale Agreement) or made pursuant to romanettes (i), (ii), (iii) or (iv) of the preceding sentence, provided in no event shall any of the proceeds of the bonds issued by any CDD be used to pay the salaries of any employees of any CDD. Mortgagee, upon request, and only for as long as this Mortgage remains outstanding to secure the payment of sums due under the Note, or such earlier period of time as may be required by Florida law, may require Mortgagor to appoint to the Board of Directors of any CDD established in connection with any portion of the Mortgaged Property, as many board members elected by Mortgagee as are required for Mortgagee to have control over any such Boards of Directors. Mortgagor hereby collaterally assigns to Mortgagee as additional security all rights and/or entitlements appurtenant to the Mortgaged Property arising from any CDD applicable to the Mortgaged Property, reserving all such rights in favor of Mortgagor, subject to the terms hereof, so long as this Mortgage is outstanding.

  21. FINANCIAL STATEMENTS. Within ninety (90) days after the close of each calendar year, Mortgagor shall provide Mortgagee an annual statement of the operations of and the financial condition of Mortgagor and the Mortgaged Property, certified by Mortgagor, and if Mortgagee shall require, by an independent certified public accountant. For so long as any amounts payable hereunder remain outstanding, Mortgagee shall have the right at all reasonable times to enter on and inspect the Mortgaged Property and the applicable books and financial records; and at any time after an Event of Default hereunder, the Mortgagee is authorized, without notice, in its sole discretion to enter upon and take possession of the Mortgaged Property or any part thereof and to perform any acts which the Mortgagee deems proper or necessary to conserve the security herein intended to be provided, and to collect and receive all rents, issues and profits thereof and therefrom, including those past due as well as those accruing thereafter.

  22. SEVERABILITY. If any one or more of the provisions contained in this Mortgage or in the Note for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Mortgagee, not affect any other provisions of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

  23. FURTHER ASSURANCES. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall from time to time require in order to preserve the priority of the lien of this Mortgage or to facilitate the performance of the terms hereof.

  24. GOVERNING LAW AND BINDING EFFECT. The interpretation and enforcement of the stipulations, agreements, conditions and covenants of this Mortgage shall be governed by and construed in accordance with the laws of the State of Florida and shall bind, and the benefits and advantages shall inure to, and be enforceable by Mortgagor and Mortgagee as well as their respective personal representatives, heirs, successors and assigns. The total interest payable pursuant to the Note or this Mortgage shall not in any one year exceed the highest lawful rate of interest permitted in the State of Florida. Whenever used, the singular name shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. When executed by two or more persons or entities as Mortgagor, the parties so executing shall be bound jointly and severally. The term "Mortgagee" shall also include any lawful owner, holder or pledgee of any indebtedness secured hereby.

  25. NOTICE. All notices shall be in writing and shall be deemed to have been properly given on the earlier of (i) when delivered in person, (ii) when deposited in the United States Mail, with adequate postage, and sent by registered or certified mail with return receipt requested, to the appropriate party at the address set out on the first page of this Mortgage, (iii) when deposited with Federal Express or other guaranteed overnight delivery service for next day delivery, addressed to the appropriate party at the address set forth on the first page of this Mortgage, or (iv) when transmitted by confirmed facsimile to the facsimile number for each party set forth on the first page of this Mortgage.

  26. TIME. Time is of the essence for all obligations hereunder.

  27. EXCULPATION. Mortgagor shall be exculpated from personal liability for payment of the indebtedness secured by this Mortgage, and the Mortgagee by acceptance hereof agrees that it shall not seek, be entitled to or enforce any deficiency judgment therefor against the Mortgagor, its successors or assigns and that Mortgagee's sole remedy therefor shall be limited to its rights of repossession, foreclosure or sale of the Mortgaged Property as provided herein or such other rights in or recourse to property, real and personal, hypothecated by Mortgagor hereunder.

  28. WAIVER OF JURY TRIAL. MORTGAGOR HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO OR ARISING OUT OF THE NOTE, THIS MORTGAGE OR ANY OTHER SECURITY DOCUMENTS, OR ACTS OR OMISSIONS OF MORTGAGEE PERTAINING THERETO.

IN WITNESS WHEREOF, the said Mortgagor has executed this Mortgage on the day and year first above written.

WITNESSES: Signature Print Name Signature Print Name	"MORTGAGOR" , a ___________________ By: Name: Title:

STATE OF FLORIDA )
) SS.
COUNTY OF ____________)

The foregoing instrument was acknowledged before me this ______ day of _____________, 2003, by _________________________, as ___________________, on behalf of __________________________, a ______________________. He/She is personally known to me or has produced _______________________________ as identification.

Notary Signature
(Notary Name Printed)
(NOTARY SEAL)
Notary Public
Commission No.

EXHIBIT "D"
RESOLUTION

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
AGREEMENT FOR PURCHASE AND SALE

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED AGREEMENT FOR PURCHASE AND SALE (this "Amendment") is made and entered into as of the 18th day of February, 2004 by and between GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership ("Buyer") and ALICO-AGRI, LTD., a Florida limited partnership ("Seller").

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Third Amended and Restated Agreement for Purchase and Sale dated August 29, 2003, as amended by First Amendment to Third Amended and Restated Agreement for Purchase and Sale dated December 5, 2003 (collectively, the "Contract"), pursuant to which the parties set forth their agreement with respect to the purchase and sale of certain property located in Lee County, Florida, as more particularly described in the Contract (the "Property");

WHEREAS, the parties hereto desire to amend the Contract as more particularly set forth below.

NOW, THEREFORE, for and in consideration of Ten Dollars in hand paid by the parties one to the other and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Seller and Buyer do hereby agree as follows:

1. All capitalized terms not otherwise defined in this Amendment shall have the meaning given such terms in the Contract.

2. The Contract is hereby modified as follows:

a. The following language is hereby added as a new section 1.1(f) to the Contract:
"All right, title and interest in and to all oil, gas, phosphate and other minerals which are or may be in, on or under that certain _____ acre tract of land known as Section 15, Township 46 South, Range 26 East, Lee County, Florida (the "Youngquist Property"), owned by Alico, Inc. and to be transferred to Seller by Alico, Inc. (collectively, the "Mineral Rights"), which Mineral Rights include without limitation that certain reservation of an undivided one-half (1/2) interest in and to all oil, gas, phosphate and other minerals that are, or may be in, on or under Section 15, Township 46 South, Range 26 East as set forth in that certain Indenture by and between Alico, Inc. and W.B. Thompson, Trustee, dated April 26, 1977, recorded in Official Records Book 1195, Page 1023, Records of Lee County, Florida, and re-recorded in Official Records Book 1196, Page 166, Records of Lee County, Florida;"
The consideration for the Mineral Rights shall be the sum of $265,000.00 ( Two hundred sixty five thousand dollars) to be paid to ALICO, INC. at closing.

b. Notwithstanding anything contained in Section 1.1 of the Contract, the term the "Property" collectively includes those items set forth in Subsections 1.1(a) through 1.1(f) inclusive.

c. Seller acknowledges that it has not delivered to Buyer a Commitment (as such term is defined in the Contract) to insure Buyer’s title to the Mineral Rights. Seller agrees to deliver to Buyer no later than February 27, 2004, a Commitment which commits to insure Purchaser’s title to the Mineral Rights.

d. The following language is hereby added as a new Section 4.1(o) to the Contract:

"That, no later than April 5, 2004, the following conditions be satisfied with respect to the Mineral Rights:

(i) That Seller own full right title and interest in and to the Mineral Rights such that Seller is able to convey title to the Mineral Rights to Buyer subject to only those items acceptable to Buyer in its sole discretion;

(ii) That there exists as part of the Mineral Rights the right and title for the holder of the Mineral Rights to enter upon the Youngquist Property (including without limitation upon the surface of the Youngquist Property) to explore, drill, dig, mine and excavate in, on and under the Youngquist Property to exploit such Mineral Rights and to remove any oil, gas, phosphate and other minerals from the Youngquist Property, and to transfer, sell and lease the Mineral Rights, and that such rights of entry, exploration, removal, sale, transfer and lease are insured by the Title Company in a manner acceptable to Buyer in its sole discretion;

(iii) That there exist no matters (whether of record or unrecorded) which affect title to the Mineral Rights or which might affect Buyer’s exercise of the Mineral Rights which are in any way unsatisfactory to Buyer, in Buyer’s sole discretion."

e. Notwithstanding anything in the Contract to the contrary, attached hereto as Exhibit "D" is a resolution of the Boards of Directors of Seller specifically authorizing the transaction described in the Contract, as amended by this Amendment, and approving the terms set forth in the Contract, as amended by this Amendment, which Resolution also fully authorizes the person executing the Contract and this Amendment on behalf of Seller to so execute the Contract and this Amendment, and to take all action necessary to consummate the transaction described herein.

f. Section 11.26 of the Contract (as amended by the First Amendment) is hereby deleted in its entirety and the following language inserted in lieu thereof:
"11.26. Section 5 Land. Seller understands and agrees that Buyer requires the density allocated to the Land located in Section 5 (the "Section 5 Land") in order to construct its intended development on the Property. Buyer agrees that, if Buyer is successful in transferring all of the density allocated by law to the Section 5 Land (67.5 units) for the benefit of the Land owned by Buyer in sections other than Section 5, then in such event and at such time as the transfer of density is completed in accordance with all legal requirements and in accordance with the provisions of this paragraph, Buyer will convey fee simple title to Seller (or its designee) to the Land located in Section 5, stripped of all density with respect thereto, originally purchased by Buyer from Seller pursuant to this Contract. In no event shall Buyer be required to convey the Section 5 Land to Seller pursuant to this paragraph if (i) such conveyance does or would in any way adversely impact the density or the allocation thereof for the Property as a whole, and/or (ii) if Buyer, for any reason, is not permitted by law or is unable to effectuate a transfer of the density allocated to the Section 5 Land (67.5 units) for the benefit of the remainder of the Property in a manner which is satisfactory to Buyer. If neither of the events described in subsections (i) or (ii) above occur, then and only at such time as the transfer of all of the density allocated to the Section 5 Land (67.5 units) has been completed in accordance with the terms of this paragraph to the satisfaction of Buyer, Buyer shall convey the Section 5 Land, stripped of all density, to Seller by Special Warranty Deed subject to all matters of record and matters of survey. Seller acknowledges and agrees that, if the Section 5 Land is conveyed to Seller in accordance with this paragraph, all density use rights with respect to the Section 5 Land will remain with, run with title to and be appurtenant to those portions of the Property not located in Section 5. Additionally, Seller, for itself, its designee and its and their successors and assigns, covenants and agrees (and shall affirm such covenant and agreement in a recordable document to be executed by Seller or its designee, as applicable, prior to Buyer’s execution and delivery of the Special Warranty Deed for the Section 5 Land) that Seller, or its designee as applicable, shall not take any action to use, develop or rezone the Section 5 Land and will not permit any other party to take any such actions, which actions will in any manner adversely affect the density allocated to the Property (excluding the Section 5 Land) or in any manner permit the construction of improvements on the Section 5 Land which would be competitive with Buyer’s improvements on its remaining Property. Seller shall be responsible for all legal fees and other costs and expenses incurred by Buyer in connection with the transfer of the Section 5 Land to Seller (or its designee) pursuant to this paragraph."

3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Amendment may be executed and delivered by fax (telecopier).

4. Except as expressly set forth herein, the Contract remains unmodified and unchanged and the parties hereto ratify and confirm the Contract, as amended hereby.

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment effective the day and year first written above.
BUYER:
GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership
By: Ginn-Naples GP, LLC, a Georgia limited liability company
By: /S/ EDWARD R. GINN, III
Edward R. Ginn, III,
its sole member and manager
SELLER:
ALICO-AGRI, LTD.,
a Florida limited partnership
By: /S/ BEN HILL GRIFFIN, III
Name: Ben Hill Griffin, III
Title: Chairman & CEO

"1031 EXCHANGE" AMENDMENT TO THIRD AMENDED AND RESTATED
AGREEMENT FOR PURCHASE AND SALE

THIS "1031 EXCHANGE" AMENDMENT TO THIRD AMENDED AND RESTATED AGREEMENT FOR PURCHASE AND SALE (this "Amendment") is made and entered into as of the 29th day of April, 2004 by and between GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership ("Buyer") and ALICO-AGRI, LTD., a Florida limited partnership ("Seller").

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Third Amended and Restated Agreement for Purchase and Sale dated August 29, 2003, and subsequently amended by the parties (collectively, the "Contract"), pursuant to which the parties set forth their agreement with respect to the purchase and sale of certain property located in Lee County, Florida, as more particularly described in the Contract (the "Property");

WHEREAS, the parties hereto desire to amend the Contract as more particularly set forth below.

NOW, THEREFORE, for and in consideration of Ten Dollars in hand paid by the parties one to the other and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Seller and Buyer do hereby agree as follows:

1. All capitalized terms not otherwise defined in this Amendment shall have the meaning given such terms in the Contract.

2. The Contract is hereby modified as follows:

a. The following language is hereby added as a new section to the Contract:
1031 EXCHANGE. In the event the Seller requests an Internal Revenue Service Section 1031 tax deferred exchange in connection with this transaction, the Buyer agrees to cooperate with the Seller in order for the Seller to accomplish a "like-kind" exchange of property under the applicable provisions of the Internal Revenue Code, including a so-called "Starker Exchange" , Provided Seller bears or reimburses Buyer for any related costs and indemnifies Buyer for any related liabilities.

3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Amendment may be executed and delivered by fax (telecopier).

4. Except as expressly set forth herein, including previous amendments, the Contract remains unmodified and unchanged and the parties hereto ratify and confirm the Contract, as amended hereby.

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment effective the day and year first written above.
BUYER:
GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership
By: Ginn-Naples GP, LLC, a Georgia limited liability company
By: /S/ EDWARD R. GINN III
Edward R. Ginn, III,
its sole member and manager
SELLER:
ALICO-AGRI, LTD.,
a Florida limited partnership
By: /S/ JOHN R. ALEXANDER
Name: John R. Alexander
Title: Chairman & CEO of
Alico, Inc. a General Partner of
Alico-Agri, Ltd.